DEUTSCHE ASSET MANAGEMENT
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                                                               [GRAPHIC OMITTED]

                                                             Mutual Fund
                                                                   Annual Report

                                                                October 31, 2000


Municipal Bond
Short-Term Municipal Bond
Fixed Income
Short-Term Fixed Income
High Yield Bond

Each formerly a Morgan Grenfell Fund

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                                                                 A MEMBER OF THE
                                                             DEUTSCHE BANK GROUP

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ...................................  3

              DOMESTIC FIXED INCOME FUNDS
                 Schedule of Investments ............................... 21
                 Statements of Assets and Liabilities .................. 72
                 Statements of Operations .............................. 74
                 Statements of Changes in Net Assets ................... 76
                 Financial Highlights .................................. 78
                 Notes to Financial Statements ......................... 87
                 Report of Independent Accountants ..................... 94
                 Tax Information ....................................... 94

                       ----------------------------------
              The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks,
              including   possible  loss  of  principal   amount
              invested.
                       ----------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

We are pleased to present you with this annual report for the US fixed income funds.

We are also pleased to announce that Morningstar continued to recognize several of the Funds for their strong investment performance.1 Most notably, many of our fixed income offerings' Institutional Classes received a high Overall Morningstar Rating(TM) based on their risk-adjusted performance.

As of October 31, 2000:
o Municipal Bond was rated 5 stars out of 1,719 municipal bond funds.
o Fixed Income was rated 4 stars out of 1,751 taxable bond funds.
o Short-Term Municipal Bond was rated 5 stars out of 1,719 municipal bond funds.
o Short-Term Fixed Income was rated 5 stars out of 1,751 taxable bond funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the 12-month period ended October 31, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds and we appreciate your continued support and confidence.

Sincerely,
\S\ SIGNATURE DAVID W. BALDT
David W.Baldt
Executive Vice President
Lead Manager of the Funds

--------------------------------------------------------------------------------

TAX-EXEMPT FIXED INCOME FUNDS
O MUNICIPAL BOND
O SHORT-TERM MUNICIPAL BOND

MARKET REVIEW
Municipal bonds performed better during the annual period ended October 31, 2000, than during the prior fiscal year. Strong economic growth and rising oil prices continued to spark investor concern over the effects of possible inflation in the short term. At the same time, investors seemed to believe the Federal Reserve Board was taking action to combat inflation in the long run through a series of interest rate hikes. This led to an inversion of the Treasury yield curve for much of the period, ie, short-term US Treasury rates were higher than long-term Treasury rates. The bond market was also affected by the US Treasury announcement that it was going to reduce issuance of debt across all maturities and retire existing debt through a buyback program, whereby the US Treasury would buy back its own longer-dated issues with budget surplus monies.

Municipal bond yields decreased during the twelve month period, with the five-year AA municipal bond yield falling 0.14%, while the 30-year AA municipal bond yield declined by 0.47%. Lack of supply and reduced institutional demand continued to dominate the municipal market. New issue supply was down roughly 20% in the marketplace, as strong revenue collections allowed municipalities to use cash instead of debt to pay for capital projects. And rising interest rates made it less attractive for municipalities to refund older debt. This lack of supply caused investors to bid up the prices of available bonds.

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Morningstar proprietary ratings on US domiciled funds reflect historical risk-adjusted performance as of October 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the Funds' three-, five- and ten-year (if applicable) average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Funds' three-, five- and ten-year (if applicable) risk adjusted performance. Municipal Bond was rated five stars among 1,719 and 1,473 municipal bond funds for the three- and five-year periods, respectively. Fixed Income was rated four stars among 1,751 and 1,313 taxable bond funds for the three- and five-year periods, respectively. Short-Term Municipal Bond was rated five stars among 1,719 and 1,473 municipal bond funds for the three- and five-year periods, respectively. Short-Term Fixed Income was rated five stars among 1,751 and 1,313 taxable bond funds for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Funds were rated exclusively against US domiciled funds. Ratings are for the Institutional Class only. Other classes may vary.

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Institutional demand for municipal bonds was modest compared to historical standards, as bond funds experienced outflows due primarily to investor preoccupation with equity returns and reduced activity from property and casualty insurers. Insurers, who comprise close to half of the institutional market, have been suffering from decreased profitability and have been seeking attractive spread opportunities in the taxable bond market. Retail demand continued to be strong, especially in high tax states.

Municipal bonds continued to be attractive relative to other fixed income classes. A 5-year AA municipal bond yielded 4.57% at the end of October 2000. The taxable equivalent yield of that bond for an investor in the highest tax bracket (39.6%) is 7.62%. To compare, the 5-year Treasury yielded just 5.81% for the same period.

O MUNICIPAL BOND
Municipal Bond Institutional Class outperformed its benchmark index for the twelve months ended October 31, 2000. The Fund produced an annual return of 6.45%, compared to 5.77% for the Lehman 5 Year General Obligation (G.O.) Index. Since the inception of the Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without

                                                           CUMULATIVE                             AVERAGE ANNUAL
                                                        TOTAL RETURNS                              TOTAL RETURNS

   Periods ended             Past 1     Past 3     Past 5       Since   Past 1     Past 3     Past 5       Since
   October 31, 2000            year      years      years   inception     year      years      years   inception
----------------------------------------------------------------------------------------------------------------
 Municipal Bond
   Institutional Class 1
   (inception 12/13/91)         6.45%    12.55%     29.30%     83.66%      6.45%      4.02%      5.27%     7.08%
-----------------------------------------------------------------------------------------------------------------
 Lehman Brothers 5 Year
   G.O. Index 2                 5.77%    13.89%     27.14%     63.67%4     5.77%      4.43%      4.92%     5.70%4
-----------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Muni
   Debt Funds Average 3         6.21%    11.71%     24.83%     61.30%4     6.21%      3.76%      4.53%     5.56%4
-----------------------------------------------------------------------------------------------------------------

                                                         CUMULATIVE                             AVERAGE ANNUAL
                                                      TOTAL RETURNS                              TOTAL RETURNS

   Periods ended               Past 1         Past 3          Since       Past 1         Past 3          Since
   October 31, 2000              year          years      inception         year          years      inception
--------------------------------------------------------------------------------------------------------------
 Municipal Bond
   Investment Class 1
   (inception 7/30/97)           6.21%         11.88%         13.25%        6.21%          3.81%         3.90%
---------------------------------------------------------------------------------------------------------------
 Lehman Brothers 5 Year
   G.O. Index 2                  5.77%         13.89%         15.01%4       5.77%4         4.43%         4.39%4
---------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Muni
   Debt Funds Average 3          6.21%         11.71%         12.43%4       6.21%4         3.76%         3.67%4
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The Lehman  Brothers 5 Year G.O. Index  includes over 1,900  intermediate-term
  General Obligation tax-exempt municipal bonds with an average maturity range of four to six years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.Index returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the periods beginning December 31, 1991, for the Institutional Class and July 31, 1997, for the Investment Class.

--------------------------------------------------------------------------------
                                       4

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

investing exclusively in long-term bonds in order to obtain that high level of income.

In pursuit of this goal, we focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. Duration was held relatively constant during the period in line with our intermediate strategy.

We also focused during the fiscal year on the purchase of government-backed bonds, ie, escrowed-to-maturity and prerefunded issues, as these high quality issues offered attractive yields. Also, strong retail demand in high tax states allowed the Fund to participate in swap opportunities to add value.

O SHORT-TERM MUNICIPAL BOND
Short-Term Municipal Bond Institutional Class outperformed its benchmark index for the twelve months ended October 31, 2000. The Fund produced an annual return of 5.52%, compared to just 3.44% for the iMoneyNet All Tax-Free Money Funds Average. The Short-Term Municipal Bond is a diversified portfolio of federally tax-exempt municipal securities with a dollar weighted effective

                                                            CUMULATIVE                            AVERAGE ANNUAL
                                                         TOTAL RETURNS                             TOTAL RETURNS

   Periods ended               Past 1     Past 3    Past 5       Since   Past 1     Past 3    Past 5       Since
   October 31, 2000              year      years     years   inception     year      years     years   inception
-----------------------------------------------------------------------------------------------------------------
 Short-Term Municipal
   Bond Institutional Class 1
   (inception 3/6/95)            5.52%     12.80%    27.73%     33.34%     5.52%      4.10%     5.02%     5.22%
-----------------------------------------------------------------------------------------------------------------
 iMoneyNet All Tax-Free
   Money Funds Average 2         3.44%      9.43%    16.30%     18.61%4    3.44%      3.05%     3.06%     3.10%4
-----------------------------------------------------------------------------------------------------------------
 Lipper Short Muni
   Debt Funds Average 3          4.23%     11.41%    21.19%     25.54%4    4.23%      3.67%     3.92%     4.16%4
-----------------------------------------------------------------------------------------------------------------

                                                         CUMULATIVE                          AVERAGE ANNUAL
                                                      TOTAL RETURNS                           TOTAL RETURNS

   Periods ended                       Past 1                 Since            Past 1                 Since
   October 31, 2000                      year             inception              year             inception
-------------------------------------------------------------------------------------------------------------
 Short-Term Municipal
   Bond Investment Class 1
   (inception 12/3/97)                   5.24%              11.99%                5.24%               3.97%
-------------------------------------------------------------------------------------------------------------
 iMoneyNet AllTax-Free
   Money Funds Average 2                 3.44%               9.14%4               3.44%               3.04%4
-------------------------------------------------------------------------------------------------------------
 Lipper Short Muni
   Debt Funds Average 3                  4.23%              11.07%4               4.23%               3.67%4
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 Money Fund Report  Averages are compiled by  iMoneyNet,  Inc.,  (formerly  IBC
  Financial Data) an independent money market mutual fund rating service. The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Averages do not reflect expenses, which have been deducted from theFund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the periods beginning March 31, 1995, for the Institutional Class and November 30, 1997, for the Investment Class.

--------------------------------------------------------------------------------
                                        5

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

average maturity of no longer than three years. This very short duration is intended to provide investors with an attractive investment alternative to lower yielding tax-free money market funds. We seek to achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.

During the annual period, we continued to add value through individual security selection of attractively priced bonds. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls offer attractive investment opportunities, and we maintain our investments in these securities.

MARKET OUTLOOK
In our view, municipal bonds remain moderately undervalued relative to other fixed income asset classes. We believe the relative lack of supply, especially if municipalities cannot refund due to rising interest rates, as well as the level of participation by large institutional players will continue to be key drivers of municipal market conditions over the months ahead. We will continue to focus on the purchase of high quality issues, such as government-backed bonds, as we believe investors are seldom rewarded for purchasing lower-rated issues.

--------------------------------------------------------------------------------

TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
O FIXED INCOME
O SHORT-TERM FIXED INCOME

MARKET REVIEW
Overall, the US fixed income markets performed strongly during the fiscal year. Such strong performance was especially remarkable in light of the challenges presented during the period. Primary among these was the uncertainty surrounding the length and extent of the Fed's tightening campaign. In an attempt to quell rising inflation and unsustainably strong economic growth, the Federal Reserve Board raised interest rates by 1.25% through four hikes during the fiscal year. Continuing their gradual approach from the summer of 1999, the Fed raised the targeted federal funds rate by 0.25% at each of their November 1999 and February and March 2000 meetings. In a more aggressive effort to slow the economy, the Fed then raised interest rates by 0.50% in May. Since then, the Fed has chosen not to raise interest rates, primarily based on signs that the economy may be slowing. On October 31, 2000, the targeted federal funds rate stood at 6.50%.

Particularly challenging to the spread sectors--the corporate, mortgage and asset-backed sectors--was the `scarcity value' created by the US Treasury. The US Treasury announced its decision in mid-March to reduce the number of auctions held and to institute a buyback program, whereby the US Treasury would buy back its own longer-dated issues with budget surplus monies. Year-to-date, the Treasury has purchased $22.25 billion of outstanding debt, on schedule to meet its previously announced $30 billion for the year 2000.

On an annualized basis, Treasuries are shaping up to have their best yearly return since 1995.

For the fiscal year, US Treasuries produced a nominal annual return of 8.43%. Two-year US Treasury yields rose by 0.13% to 5.92%, but the 30-year Treasury yield declined by 0.37% to 5.79%.

During the first half of the fiscal year, the Treasury yield curve became significantly inverted for the first time since 1990, in response to an aggressive Federal Reserve Board, a diminishing supply of longer-dated US Treasuries, and the US Treasury's debt buyback program. By early March, 30-year, 10-year, and 5-year yields were all lower than 2-year Treasury yields. In the second calendar quarter, Treasury yields were mixed, with yields declining at the short end of the curve, while longer-term bond yields rose. Dominant market technicals shifted during the third calendar quarter, as the Federal Reserve Board had appeared to successfully engineer a `soft landing' for the US economy. In addition, the euro currency grew ever weaker, and oil prices stayed high. This background created a suitable environment for investors to re-enter the bond markets. As a result, the Treasury yield curve steepened during the quarter, dramatically reversing the significant inversion of the prior six months. The yield curve inverted by as much as 0.76% earlier in the year, but ended the period inverted by only 0.13%.

For the twelve months, commercial mortgage-backed securities performed the best of the US bond market sectors, outperforming US Treasuries by 0.78%. Asset-backed securities and residential mortgages came in second and third, with 0.27% and 0.10% returns in excess

--------------------------------------------------------------------------------
                                        6

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

of Treasuries, respectively. Of the spread sectors, only the corporate sector underperformed US Treasuries for the fiscal year. Still, higher quality corporate credits significantly outperformed lower quality credits, as investors sought the safety of higher quality.

O FIXED INCOME
Fixed Income Institutional Class outperformed its benchmark index for the twelve months ended October 31, 2000. The Fund returned 7.55% for the annual period, as compared to 7.30% for the Lehman Brothers Aggregate Bond Index. We stayed true to our guiding principle that regardless of the direction of interest rates, we will use a focused bottom-up approach to determine fundamental value in individual issues as we seek to provide outstanding risk-adjusted returns over the long term.

The Fund  primarily  benefited  from its higher  allocation  to spread  sectors.
During the first quarter of the fiscal year, the portfolio benefited from the contraction in credit

                                                           CUMULATIVE                             AVERAGE ANNUAL
                                                        TOTAL RETURNS                              TOTAL RETURNS

   Periods ended             Past 1     Past 3     Past 5       Since   Past 1     Past 3     Past 5       Since
   October 31, 2000            year      years      years   inception     year      years      years   inception
-----------------------------------------------------------------------------------------------------------------
 Fixed Income
   Institutional Class 1
   (inception 9/18/92)         7.55%     17.43%     36.30%     78.00%      7.55%     5.50%      6.39%     7.36%
-----------------------------------------------------------------------------------------------------------------
 Lehman Brothers
   Aggregate Bond Index 2      7.30%     17.94%     35.94%     67.17%4     7.30%     5.66%      6.33%     6.56%4
-----------------------------------------------------------------------------------------------------------------
 Lipper Intermediate
   Investment Grade
   Debt Funds Average 3        5.84%     14.16%     29.74%     58.99%4     5.84%     4.51%      5.34%     5.89%4
-----------------------------------------------------------------------------------------------------------------

                                                         CUMULATIVE                          AVERAGE ANNUAL
                                                      TOTAL RETURNS                           TOTAL RETURNS

   Periods ended                       Past 1                 Since            Past 1                 Since
   October 31, 2000                      year             inception              year             inception
--------------------------------------------------------------------------------------------------------------
 Fixed Income
   Investment Class 1
   (inception 2/11/98)                    7.19%              13.55%                7.19%               4.78%
--------------------------------------------------------------------------------------------------------------
 Lehman Brothers
   Aggregate Bond Index 2                 7.30%              14.85%4               7.30%               5.33%4
--------------------------------------------------------------------------------------------------------------
 Lipper Intermediate
   Investment Grade
   Debt Funds Average 3                   5.84%              11.51%4               5.84%               4.16%4
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  Investment  return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The Lehman  Brothers  Aggregate  Bond Index is  unmanaged  and  represents  US domestic taxable investment grade bonds including US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities with an average maturity and duration in the intermediate range. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the periods beginning September 30, 1992, for the Institutional Class and February 28, 1998, for the Investment Class.

--------------------------------------------------------------------------------
                                        7

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

spreads, which resulted in positive relative returns for all sectors of the fixed income market versus duration-matched Treasuries. The spread sectors underperformed duration-matched US Treasuries for the second quarter of the Fund's fiscal year. Credit spreads widened significantly as the Treasury yield curve inverted and spread sector yields were basically unchanged. Still, private label mortgage bonds and short-dated corporate and asset-backed securities were among the portfolio's best performers for the quarter.

During the second half of the fiscal year, credit spreads once again narrowed at the long-term end of the curve. Market anticipation of a less aggressive Federal Reserve Board and less than anticipated corporate debt issuance, especially in the telecommunication sectors, lent a positive tone to credit markets. Commercial mortgage-backed securities and asset-backed securities were standout performers for the portfolio, posting strong excess returns over duration-matched Treasuries. Technicals and fundamentals remained well balanced in both of these sectors. The residential mortgage sector continued to perform well, too, despite large-scale liquidations of bank balance sheet portfolios brought on by the combination of a flat yield curve, a shrinking deposit base, and strong loan growth.

O SHORT-TERM FIXED INCOME
The objective of Short-Term Fixed Income is to provide a high level of income with limited price volatility through the purchase of short-term investment grade securities. The portfolio management team particularly seeks short-term securities with both a comparatively high initial yield and the potential to appreciate in value should yield spreads contract toward the target yield we assign to that individual bond.

Short-Term Fixed Income Institutional Class outperformed its benchmark for the twelve months ended October 31, 2000. The Fund returned 6.63% for the annual period, as compared to 5.57% for the Merrill Lynch 1 Year Treasury Bill Index. In general, the Fund's significant allocation to the top-performing spread sectors contributed positively to performance.

During the first half of the fiscal year, the Fund particularly benefited from the significant dislocations in the spread sectors in what proved to be a volatile market environment. Short-duration, high quality taxable municipal securities were one of the best performing sectors during these months. These securities were then sold opportunistically in favor of mortgages, corporates and asset-backed securities. Commercial mortgage-

                                                           CUMULATIVE                              AVERAGE ANNUAL
                                                        TOTAL RETURNS                               TOTAL RETURNS

   Periods ended             Past 1     Past 3     Past 5       Since   Past 1     Past 3     Past 5       Since
   October 31, 2000            year      years      years   inception     year      years      years   inception
----------------------------------------------------------------------------------------------------------------
 Short-Term Fixed Income
   Institutional Class 1
   (inception 3/13/95)         6.63%     19.14%     34.75%     39.90%      6.63%     6.01%      6.15%     6.14%
-----------------------------------------------------------------------------------------------------------------
 Merrill Lynch 1 Year
   Treasury Bill Index 2       5.57%     16.69%     30.94%     36.70%4     5.57%     5.28%      5.54%     5.70%4
-----------------------------------------------------------------------------------------------------------------
 Lipper Short Investment
   Grade Debt
   Funds Average 3             5.76%     15.52%     29.56%     37.00%4     5.76%     4.92%      5.31%     5.79%4
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The Merrill Lynch 1 Year Treasury Bill Index tracks the  performance  of the 1
  Year Treasury Bill market. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the periods beginning March 31, 1995.

--------------------------------------------------------------------------------
                                       8

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

backed securities, residential mortgage-backed securities, and asset-backed securities each performed well during the second half of the fiscal year. Added to that was an overall bond market that reacted positively to a Federal Reserve Board seemingly on hold.

MARKET OUTLOOK
Going forward, confirmation of a slowing US economy and a continuation of divided government after the November elections, ie, executive and legislative branches controlled by different political parties, are likely necessary to maintain the fixed income market's positive momentum into 2001. With yield spreads at historically wide levels, we believe most of the spread sectors will likely outperform US Treasuries on a six-month to one-year horizon. ERISA reform legislation, which will enable broader investment by pension funds in investment grade structured credit is nearing finalization. This should add to the positive technical backdrop for the spread sectors, especially asset-backed and commercial mortgage-backed securities. As bottom-up security selectors, we will continue to look for those specific bonds in these sectors that we believe have the best risk-adjusted return potential.

--------------------------------------------------------------------------------

TAXABLE FIXED INCOME FUNDS: HIGH YIELD
O HIGH YIELD BOND

MARKET REVIEW
For the twelve months ended October 31, 2000, high yield bonds underperformed US Treasuries. The CS First Boston High Yield Index posted a return of -0.77% for the fiscal year, while US Treasuries returned 6.73%1 for the same time period. The high yield market was negatively impacted by rising interest rates, supply outpacing demand and what is known as negative event risk. During the annual period, this negative event risk came in the form of credit rating downgrades and a historically high default rate.

The increase in credit risk premiums was the major investment theme over the last twelve months. In both investment grade and non-investment grade corporate debt, yield spreads widened irrespective of individual creditworthiness. Compounding the underperformance of the high yield asset class was the fact that the lower the credit quality of the issuer, the greater the yields widened. Clearly, the increased event risk in a number of sectors, especially cyclicals and telecommunications, and credit deterioration of specific securities placed a greater premium on skillful sector and security selection.

More recently, the market witnessed a liquidation of dealer inventory and reduced liquidity. This followed a number of high profile takeovers of high yield dealers and the subsequent consolidation of risk positions. Coupled with ongoing uncertainty surrounding the US presidential election and concerns over an anticipated acceleration in high yield defaults in 2001, the high yield market ended the fiscal year at depressed levels.

O HIGH YIELD BOND
High Yield Bond Institutional Class returned 2.45% for the twelve months ended October 31, 2000, outperforming its benchmark return of -0.77%. This strong performance was primarily due to our issue specific credit analysis. Our overweighting of the telecommunications sector, and more specifically global issuers, added value during the first half of the fiscal year. However, after several high profile earnings revisions in the third calendar quarter, these holdings generally detracted from performance over the annual period.

The biggest change to our strategy since our last report was our increasingly neutral sector allocation. We reduced the portfolio's weighting in fixed communication issuers. We then redeployed those assets into the industrial and cyclical sectors, partially reversing the portfolio's underweight positions there. In our view, the industrial and cyclical sectors cheapened on a relative value basis. We continued to be overweight global issuers, as we believe that they offered better relative value.

Our larger sector exposure continued to be in wireless providers, primarily due to robust demand and industry consolidation. We maintained a bias towards international wireless companies that, in our view, face less competition than their domestic counterparts. We also maintained a significant weighting in short-duration paper in the Fund. This strategy is intended to provide some cushion in the event that markets become more volatile.

--------------------------------------------------------------------------------
1 Ten-year US Treasury  return.  Source:  CS First Boston High Yield  Indices --
  Month Ending October 2000.

--------------------------------------------------------------------------------
                                        9

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MARKET OUTLOOK
Looking ahead, we believe the outlook for high yield bonds is solid, particularly given the poor performance of the overall market this year. In our opinion, high yield bonds are now attractively valued relative to US investment grade securities. As evidence, the Moody's trailing twelve-month default rate stood at 4.9% as of October 31, 2000. But, at the time of this writing, current yield spread levels (which had widened further with the increased equity market volatility and concern over the election stalemate) correspond to a 14.1%* default rate, discounting a significant pick-up in defaults. High yield spreads to Treasuries are currently trading at near recessionary levels, despite a very strong economy.

Given these factors, we believe the high yield fixed income sector has been this attractive on a fundamental basis relative to Treasuries only two other times in the last ten years -- during the fall of 1998 and at the start of 1991. Both periods were followed by significant outperformance of the high yield asset class versus Treasuries. Of course, past performance is not a guarantee of future results, but history may serve as a useful guide.

                                                        CUMULATIVE                           AVERAGE ANNUAL
                                                     TOTAL RETURNS                            TOTAL RETURNS

   Periods ended                       Past 1                Since             Past 1                 Since
   October 31, 2000                      year            inception               year             inception
------------------------------------------------------------------------------------------------------------
 High Yield Bond
   Institutional Class 1
   (inception 3/16/98)                 2.45%              10.00%               2.45%               3.69%
------------------------------------------------------------------------------------------------------------
 CS First Boston High
   Yield Index 2                      (0.77)%             (2.53)%4            (0.77)%             (0.97)%4
------------------------------------------------------------------------------------------------------------
 Lipper High Yield
   Funds Average 3                    (2.77)%             (6.67)%4            (2.77)%             (2.76)%4
------------------------------------------------------------------------------------------------------------

                                                        CUMULATIVE                           AVERAGE ANNUAL
                                                     TOTAL RETURNS                            TOTAL RETURNS

   Periods ended                       Past 1                Since             Past 1                 Since
   October 31, 2000                      year             inception              year             inception
------------------------------------------------------------------------------------------------------------
 High Yield Bond
   Investment Class 1
   (inception 9/15/98)                2.34%              19.02%                2.34%                8.53%
------------------------------------------------------------------------------------------------------------
 CSFirst Boston High
   Yield Index 2                     (0.77)%              2.64%4              (0.77)%               1.26%4
------------------------------------------------------------------------------------------------------------
 Lipper High Yield
   Funds Average 3                   (2.77)%              0.80%4              (2.77)%               0.28%4

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the global high yield debt market. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark  returns  are for the  periods  beginning  March 31,  1998,  for the
  Institutional  Class and  September  30, 1998,  for the  Investment  Class.
* "Defaults and the 1998 Cohort," Merrill Lynch 11/8/00.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

That said, we do not believe the high yield market will experience a dramatic bounce. Money continues to be channeled into equity markets, market technicals remain weak, and new issue supply awaits any pick-up in demand. In our opinion, the primary risks to the high yield market at this point would likely be a dramatic slowdown in the US economy or significantly higher interest rates. Both or either of these events could lead to a higher default rate. We are sensitive to both of these risks and continue to invest with these risks in mind. However, without actual evidence that either of these scenarios is likely in the near term, the high yield market currently seems to have largely discounted these events. In addition, with the average price of high yield debt in the Index trading at 78 cents on the dollar, we like the risk/reward outlook for this asset class. For yield-oriented investors, willing to accept the risks associated with below investment grade bonds, we believe high yield bonds currently offer good value versus equities and other fixed income investments.

We believe the Fund is well positioned to take advantage of what we expect will be a relatively stable high yield market with attractive yields over the next year. Most importantly, we continue to invest with a longer-term perspective in companies we believe to either be improving on a fundamental credit basis or that are currently trading at undervalued levels.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

MUNICIPAL BOND INSTITUTIONAL CLASS 1, LEHMAN BROTHERS 5 YEAR
G.O. INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE DECEMBER 13, 1991)2

                                                        Lipper Intermediate
           Municipal Bond    Lehman Brothers 5 Year       Municipal Debt
         Institutional Class     G.O. Index                Funds Average
12/31/91     250,000               250,000                    250,000
04/30/92     267,000               256,278                    252,748
10/31/92     279,575               267,977                    263,102
04/30/93     303,525               281,839                    280,861
10/31/93     320,700               293,260                    294,989
04/30/94     314,800               289,970                    287,855
10/31/94     320,200               291,639                    288,137
04/30/95     338,100               304,998                    303,448
10/31/95     355,100               321,832                    320,239
04/30/96     363,700               326,923                    323,576
10/31/96     379,600               337,302                    335,018
04/30/97     387,300               342,665                    340,987
10/31/97     407,950               359,266                    358,926
04/30/98     419,550               366,147                    366,686
10/31/98     434,750               382,681                    383,821
04/30/99     442,200               389,967                    388,947
10/31/99     431,350               386,860                    378,572
04/30/00     440,125               391,347                    385,462
10/31/00     459,150               409,184                    403,254

Average Annual Total Return for the Periods Ended October 31, 2000 One-Year 6.45% Three-Year 4.02% Five-Year 5.27% Since 12/13/91 2 7.08%

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional  Shares were renamed the Institutional
  Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The Lehman Brothers 5 Year G.O. Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of four to six years. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning December 31, 1991.

--------------------------------------------------------------------------------
                                        12

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

MUNICIPAL BOND INVESTMENT CLASS 1, LEHMAN BROTHERS 5 YEAR
G.O. INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE JULY 30, 1997)2

                                                        Lipper Intermediate
           Municipal Bond    Lehman Brothers 5 Year        Municipal Debt
          Investment Class        G.O. Index                Funds Average
07/31/97        10,001             10,000                      10,000
10/31/97        10,122             10,098                      10,071
01/31/98        10,375             10,311                      10,328
04/30/98        10,407             10,292                      10,280
07/31/98        10,580             10,484                      10,476
10/31/98        10,771             10,756                      10,743
01/31/99        10,927             10,927                      10,924
04/30/99        10,942             10,961                      10,885
07/31/99        10,828             10,860                      10,715
10/31/99        10,662             10,874                      10,581
01/31/00        10,637             10,890                      10,569
04/30/00        10,869             11,000                      10,758
07/31/00        11,149             11,321                      11,053
10/31/00        11,325             11,501                      11,243


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  6.21%   Three-Year  3.81%   Since 7/30/97 2  3.90%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The Lehman Brothers 5 Year G.O. Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of four to six years. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning July 31, 1997.

--------------------------------------------------------------------------------
                                       13

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

SHORT-TERM MUNICIPAL BOND INSTITUTIONAL CLASS 1, iMONEYNET ALL TAX-FREE MONEY FUNDS AVERAGE
AND LIPPER SHORT-TERM MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 6, 1995)2

            Short-Term          iMoneyNet All           Lipper Short-Term
           Municipal Bond      Tax-Free Money            Municipal Debt
        Institutional Class     Funds Average             Funds Average
03/31/95      250,000              250,000                   250,000
04/30/95      253,075              250,750                   250,825
07/31/95      255,875              252,913                   255,847
10/31/95      260,975              255,018                   259,006
01/31/96      265,700              257,114                   263,277
04/30/96      267,400              258,970                   263,381
07/31/96      271,525              260,891                   266,103
10/31/96      276,350              262,853                   269,523
01/31/97      280,875              264,856                   272,578
04/30/97      283,850              266,767                   274,049
07/31/97      291,625              268,961                   279,344
10/31/97      295,525              271,064                   281,920
01/31/98      300,300              273,238                   285,771
04/30/98      302,125              275,210                   287,087
07/31/98      306,625              277,335                   290,863
10/31/98      311,775              279,336                   295,570
01/31/99      315,625              281,212                   298,892
04/30/99      317,075              282,874                   300,329
07/31/99      317,125              284,774                   300,356
10/31/99      315,925              286,743                   301,227
01/31/00      317,350              288,928                   302,493
04/30/00      322,950              291,159                   305,405
07/31/00      328,825              293,875                   310,159
10/31/00      333,350              296,525                   313,850


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  5.52%  Three-Year  4.10%  Five-Year  5.02%  Since 3/6/95 2  5.22%

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional  Shares were renamed the Institutional
  Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
Money Fund Report Averages are compiled by iMoneyNet, Inc. (formerly IBC Financial Data), an independent money market mutual fund rating service. The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning March 31, 1995.

--------------------------------------------------------------------------------
                                       14

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

SHORT-TERM MUNICIPAL BOND INVESTMENT CLASS 1, iMONEYNET ALL TAX-FREE MONEY FUNDS AVERAGE AND LIPPER
SHORT-TERM MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE DECEMBER 3, 1997)2

            Short-Term          iMoneyNet All           Lipper Short-Term
           Municipal Bond      Tax-Free Money            Municipal Debt
          Investment Class      Funds Average             Funds Average
12/31/97       10,000               10,000                    10,000
01/31/98       10,114               10,053                    10,106
04/30/98       10,169               10,126                    10,153
07/31/98       10,314               10,204                    10,286
10/31/98       10,480               10,277                    10,453
01/31/99       10,642               10,346                    10,570
04/30/99       10,684               10,408                    10,621
07/31/99       10,679               10,477                    10,622
10/31/99       10,642               10,550                    10,653
01/31/00       10,682               10,630                    10,698
04/30/00       10,853               10,712                    10,801
07/31/00       11,043               10,812                    10,969
10/31/00       11,199               10,914                    11,107


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  5.24%   Since 12/3/97 2  3.97%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
Money Fund Report Averages are compiled by iMoneyNet, Inc. (formerly IBC Financial Data), an independent money market mutual fund rating service. The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning November 30, 1997.

--------------------------------------------------------------------------------
                                       15

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

FIXED INCOME INSTITUTIONAL CLASS 1,
LEHMAN BROTHERS AGGREGATE BOND INDEX AND
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE SEPTEMBER 18, 1992)3

                                                             Lipper Intermediate
            Fixed Income       Lehman Brothers Aggregate      Investment Grade
         Institutional Class         Bond Index              Debt Funds Average
9/30/92        250,000                250,000                     250,000
10/31/92       249,500                246,675                     245,974
4/30/93        271,825                262,850                     262,855
10/31/93       292,625                275,956                     277,203
4/30/94        281,525                265,047                     265,420
10/31/94       285,075                265,814                     265,368
4/30/95        302,400                284,457                     281,796
10/31/95       326,500                307,422                     303,241
4/30/96        329,025                309,017                     304,527
10/31/96       346,950                325,353                     320,106
4/30/97        354,600                330,908                     325,700
10/31/97       378,950                354,327                     347,324
4/30/98        391,600                366,998                     359,082
10/31/98       410,150                387,362                     375,128
4/30/99        414,950                389,997                     378,668
10/31/99       413,750                389,363                     375,661
4/30/00        421,300                394,860                     378,519
10/31/00       445,000                417,770                     397,465


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  7.55%  Three-Year  5.50%  Five-Year  6.39%  Since 9/18/92 2  7.36%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Institutional  Shares were  renamed the Institutional
  Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The Lehman Brothers Aggregate Bond Index is unmanaged and represents US domestic taxable investment grade bonds including US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning September 30, 1992.

--------------------------------------------------------------------------------
                                       16

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

FIXED INCOME INVESTMENT CLASS 1,
LEHMAN BROTHERS AGGREGATE BOND INDEX AND
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE FEBRUARY 11, 1998)2

                                                         Lipper Intermediate
            Fixed Income    Lehman Brothers Aggregate     Investment Grade
          Investment Class        Bond Index             Debt Funds Average
02/11/98       10,000               10,000                    10,000
04/30/98       10,063               10,086                    10,079
07/31/98       10,285               10,290                    10,266
10/31/98       10,526               10,646                    10,542
01/31/99       10,705               10,815                    10,711
04/30/99       10,636               10,718                    10,629
07/31/99       10,508               10,544                    10,443
10/31/99       10,594               10,701                    10,549
01/31/00       10,530               10,613                    10,481
04/30/00       10,773               10,852                    10,650
07/31/00       11,060               11,173                    10,927
10/31/00       11,355               11,485                    11,151


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  7.19%   Since 2/11/98 2  4.78%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The Lehman Brothers Aggregate Bond Index is unmanaged and represents US domestic taxable investment grade bonds including US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning February 28, 1998.

--------------------------------------------------------------------------------
                                       17

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

SHORT-TERM FIXED INCOME INSTITUTIONAL CLASS 1, MERRILL LYNCH
1 YEAR TREASURY BILL INDEX, MERRILL LYNCH 6 MONTH TREASURY BILL
INDEX AND LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 13, 1995)2

          Short-Term
         Fixed Income   Merrill Lynch   Lipper Short Investment   Merrill Lynch
         Institutional 1 Year Treasury        Grade Debt        6 Month Treasury
            Class        Bill Index         Funds Average         Bill Index
03/31/95    250,650       250,000              250,000               250,000
04/30/95    251,750       252,174              252,250               252,131
07/31/95    255,475       257,146              258,670               256,284
10/31/95    259,550       261,005              264,061               259,881
01/31/96    264,800       265,704              270,557               263,904
04/30/96    266,200       267,675              268,854               266,821
07/31/96    270,000       271,101              272,200               270,248
10/31/96    275,375       276,247              278,587               274,167
01/31/97    278,725       279,921              282,079               277,748
04/30/97    283,025       283,311              284,789               281,441
07/31/97    288,900       288,815              291,995               285,644
10/31/97    293,550       292,868              296,245               289,574
01/31/98    298,750       297,036              301,216               293,459
04/30/98    301,600       300,717              304,208               297,293
07/31/98    306,550       304,813              308,548               301,470
10/31/98    313,925       311,372              314,123               306,126
01/31/99    317,550       313,600              317,749               309,423
04/30/99    320,975       316,811              320,030               312,722
07/31/99    323,500       320,300              320,285               316,318
10/31/99    328,000       323,734              323,786               320,015
01/31/00    330,750       325,935              325,309               323,914
04/30/00    336,725       330,989              329,421               328,705
07/31/00    343,600       337,029              336,114               333,967
10/31/00    349,750       341,750              342,500               341,359


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  6.63%  Three-Year  6.01%  Five-Year  6.15%  Since 3/13/95 2  6.14%

--------------------------------------------------------------------------------
1 On February 28, 2000  the  Institutional Shares were renamed the Institutional
  Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The Merrill Lynch 1 Year T-bill Index tracks the performance of the 1 year Treasury Bill market. The Merrill Lynch 6 Month T-bill Index tracks the performance of the 6 month Treasury Bill Market. The Fund changed its benchmark from the Merrill Lynch 6 Month Treasury Bill Index to the Merrill Lynch 1 year Treasury Bill Index.This index more closely reflects the dollar weighted average portfolio maturity of the Fund. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning March 31, 1995.

--------------------------------------------------------------------------------
                                        18

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

HIGH YIELD BOND INSTITUTIONAL CLASS 1, CS FIRST BOSTON
HIGH YIELD INDEX AND LIPPER HIGH YIELD FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 16, 1998)2

          High Yield Bond       CS First Boston        Lipper High Yield
        Institutional Class    High Yield Index          Funds Average
03/31/98     250,000               250,000                 250,000
04/30/98     253,200               251,674                 249,243
07/31/98     257,750               254,730                 253,925
10/31/98     230,475               232,686                 258,421
01/31/99     248,700               246,211                 261,509
04/30/99     268,425               253,414                 262,220
07/31/99     266,125               250,927                 258,348
10/31/99     268,425               245,571                 250,052
01/31/00     285,350               250,915                 245,312
04/30/00     286,950               248,309                 250,071
07/31/00     289,225               252,158                 254,048
10/31/00     275,000               243,687                 257,330


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  2.45%   Since 3/16/98 2  3.69%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Institutional Shares  were renamed  the Institutional
  Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by theFund.
The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the global high yield debt market. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning March 31, 1998.

--------------------------------------------------------------------------------
                                       19

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

HIGH YIELD BOND INVESTMENT CLASS 1, CS FIRST BOSTON
HIGH YIELD INDEX AND LIPPER HIGH YIELD FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE SEPTEMBER 15, 1998)2

            High Yield Bond       CS First Boston         Lipper High Yield
           Investment Class      High Yield Index            Funds Average

09/30/98       10,000                10,000                     10,000
10/31/98       10,026                 9,801                      9,970
01/31/99       10,812                10,371                     10,089
04/30/99       11,646                10,674                     10,116
07/31/99       11,539                10,569                      9,966
10/31/99       11,631                10,344                      9,647
01/31/00       12,360                10,569                      9,464
04/30/00       12,438                10,459                      9,648
07/31/00       12,531                10,621                      9,802
10/31/00       11,902                10,264                      9,929



Average Annual Total Return for the Periods Ended October 31, 2000
One-Year  2.34%   Since 9/15/98 2  8.53%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the global high yield debt market. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning September 30, 1998.

--------------------------------------------------------------------------------
                                        20

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            MUNICIPAL BONDS -- 96.58%
            ALABAMA -- 1.96%
            Alabama 21st Century Authority,
              Tobacco
              Settlement Revenue, RB,
$2,000,000    5.75%, 12/1/20 ..............$ 1,930,660
            Alabama Housing Finance Authority,
              Multi-Family Mortgage,The Club
              Apartments, RB, Series I, AMT,
 1,875,000    5.65%, 6/1/08 ...............  1,852,294
            Birmingham, Alabama, Jefferson
              Alabama Civic Center, Capital
              Outlays, Special Tax Revenue,
   800,000    7.40%, 1/1/08 ...............    802,632
            Birmingham, Alabama, Industrial
              Development Board, Industrial
              Revenue Development, American
              Metal Products, RB, AMT, LOC:
    60,000    4.50%, 4/1/04 ...............     58,552
    90,000    4.50%, 4/1/04 ...............     87,827
    95,000    5.00%, 4/1/09 ...............     91,520
   110,000    5.00%, 4/1/09 ...............    105,971
   120,000    5.50%, 4/1/14 ...............    115,265
   225,000    5.75%, 4/1/19 ...............    212,546
    40,000    5.75%, 4/1/19 ...............     37,786
            Birmingham, Alabama, Medical Clinic
              Board, Baptist Medical Centers,
              RB, ETM,
    90,000    8.25%, 7/1/05 ...............     96,519
            Birmingham, Alabama, Private Education
              Building, Miles College, RB, ACA,
   310,000    5.50%, 5/1/28 ...............    285,622
            Birmingham, Alabama, Special Care
              Facilities Financing Authority,
              Methodist Home for Aging, RB, LOC,
 3,560,000    5.00%, 3/1/14 ...............  3,414,147
            Lauderdale & Florence Counties,
              Alabama Public Hospital, RB, ETM,
   185,000    7.00%, 7/1/07 ...............    197,164
            West Jefferson, Alabama, Amusement
              & Public Park Authority, Visionland
              Alabama Project, RB, Pre-Refunded
              @ 102,4
   935,000    7.50%, 12/1/06 ..............  1,028,406
                                           -----------
                                            10,316,911
                                           -----------
            AMERICAN SAMOA -- 0.37%
            Territory of American Samoa, GO, ACA:
   495,000    5.75%, 9/1/05 ...............    501,821
   700,000    6.00%, 9/1/06 ...............    716,849
   700,000    6.00%, 9/1/07 ...............    716,051
                                           -----------
                                             1,934,721
                                           -----------

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            ARIZONA -- 0.87%
            Arizona Health Facilities Authority,
              Hospital System Revenue Refunding,
              RB, ETM, MBIA,
$  280,000    6.25%, 9/1/11 ............... $  291,894
            Arizona State Transportation Board,
              Excise Tax Revenue, Maricopa County
              Regional Area Roads, RB, AMBAC,
   440,000    5.60%, 7/1/03 ...............    452,786
            Coconino County, Arizona, Unified
              School District, GO, AMBAC,
   260,000    5.00%, 7/1/01 ...............    260,718
            Maricopa County, Arizona, Hospital
              Revenue Authority, Phoenix Baptist
              Hospital & Medical Center, RB, ETM,
    50,000    7.125%, 10/1/02 .............     51,447
            Maricopa County, Arizona, Industrial
              Development Authority, John C
              Lincoln Hospital, RB, FSA,
   210,000    7.00%, 12/1/00 ..............    210,414
            Maricopa County, Arizona, Industrial
              Development Authority, Pines at
              Camelback Apartments Project, RB,
              Series A, Asset Guaranty:
   145,000    4.90%, 5/1/06 ...............    142,950
   125,000    5.00%, 5/1/07 ...............    122,872
   310,000    5.30%, 5/1/13 ...............    305,272
            Maricopa County, Arizona, Samaritan
              Health Service, RB, ETM,
   230,000    6.75%, 1/1/04 ...............    236,847
            Pinal County, Arizona, Community
              College, RB, AMBAC,
   280,000    4.75%, 7/1/09 ...............    280,258
            Santa Cruz County, Arizona, Industrial
              Development Authority, Citizens
              Utility Company Project, RB, Optional
              Put @ 100,3
   850,000    4.75%, 8/1/20 ...............    830,756
            Yuma, Arizona, Industrial Development
              Authority, Multi-Family Mortgage,
              Regency Apartments, RB, Series A,
              GNMA,
 1,425,000    5.40%, 12/20/17 .............  1,383,062
                                           -----------
                                             4,569,276
                                           -----------
            ARKANSAS -- 0.99%
            Arkansas State, Development Finance
              Authority, Correction Facilities
              Revenue, RB, MBIA,
   255,000    5.10%, 10/1/16 ..............    255,569
            Drew County, Arkansas, Public Facilities
              Board, Single Family Mortgage, RB,
              Series A-2, FNMA,
   142,240    7.90%, 8/1/11 ...............    147,845

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       21

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Fayetteville, Arkansas, Public Facilities
              Board, Single Family Mortgage, RB,
$  385,000    7.25%, 4/1/11 ...............  $ 398,795
            Jefferson County, Arkansas, Health
              Care Facility,1978 Conventional
              Series, RB, ETM, FSA,
   130,000    7.40%, 12/1/10 ..............    145,704
            Lonoke County, Arkansas, Residential
              Housing, RB, Series B,
   106,852    7.375%, 4/1/11 ..............    110,893
            Mississippi County, Arkansas, Public
              Facilities Board, RB, Series 1,
   345,000    7.20%, 7/15/10 ..............    367,504
            North Little Rock, Arkansas, Residential
              Housing Facilities, Capital
              Appreciation, RB,1
 2,186,000    0.00%, 12/1/10 ..............  1,094,180
            Rogers County, Arkansas, Sales & Use
              Tax Redevelopment, RB,
 1,875,000    5.35%, 11/1/11 ..............  1,908,956
            Rogers, Arkansas, Sales & Use Tax
              Revenue, RB,
   380,000    5.00%, 11/1/15 ..............    381,486
            Saline County, Arkansas, Residential
              Housing Facilities, Single Family
              Mortgage, RB,
   275,000    7.875%, 3/1/11 ..............    284,127
            Stuttgart, Arkansas, Public Facilities
              Board, Single Family Mortgage, RB,
              Series B,
   128,179    7.75%, 9/1/11 ...............    134,450
                                           -----------
                                             5,229,509
                                           -----------
            CALIFORNIA -- 2.83%
            Abag, California, Finance Authority for
              Nonprofit Corporations, American
              Baptist Homes, COP, Series A,
   400,000    5.50%, 10/1/07 ..............    382,904
            Atwater, California, Redevelopment
              Agency, Downtown Redevelopment
              Project, Tax Allocation Bond, Series A,
              ACA:
    60,000    5.50%, 6/1/01 ...............     60,329
    55,000    5.50%, 6/1/02 ...............     55,686
    65,000    5.50%, 6/1/03 ...............     66,217
            California Home Finance Authority,
              Mortgage Backed Securities Program,
              RB, Series B, AMT, GNMA / FNMA,
   105,000    6.90%, 10/1/24 ..............    108,007
            California Statewide Community Housing
              Development, Cudahy Gardens Project,
              RB, Series I, AMT, LOC,
   905,000    5.10%, 10/1/12 ..............    903,842

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            California Statewide Community Housing
              Development, Cudahy Gardens
              Project, RB, Series I, Mandatory Put
              @ 100, AMT, LOC,2
$  925,000    5.60%, 4/1/16 ............... $  931,059
            California Statewide Community
              Housing Development, Riverside
              Gardens Project, RB, Series J,
              AMT, LOC,
   795,000    5.10%, 10/1/12 ..............    793,982
            Contra Costa County, California,
              Multi-Family Housing, Bollinger
              Crest Apartments, RB, Series C,
              AMT, FNMA,
   400,000    4.85%, 5/1/11 ...............    379,776
            Delta County, California, Home
              Mortgage Finance, Pacific Mortgage
              Backed Securities, RB, Series A, AMT,
              MBIA / GNMA,
   370,000    6.70%, 6/1/24 ...............    393,983
            Emeryville, California, Redevelopment
              Agency, Residential Mortgage,
              RB, ETM,
   145,000    7.50%, 9/1/11 ...............    163,054
            Fresno, California, Multi-Family Housing
              Authority, Central Valley Coalition
              Projects, RB, Series A, AMT, FNMA,
   250,000    5.15%, 8/1/07 ...............    250,262
            Fresno, California, Multi-Family Housing
              Authority, Central Valley Coalition
              Projects, RB, Series B, AMT, FNMA,
   130,000    5.15%, 8/1/07 ...............    130,136
            Fresno, California, Multi-Family Housing
              Authority, Woodlands Apartments
              Projects, RB, Series A, GNMA,
   375,000    6.65%, 5/20/08 ..............    398,490
            Los Angeles, California, Community
              Redevelopment Agency , Angelus Plaza
              Project, RB, Series A, FNMA,
 2,670,000    7.40%, 6/15/10 ..............  2,922,555
            Los Angeles, California, Community
              Redevelopment Authority, Monterey
              Hills Project, RB, Series B,
   155,000    8.65%, 12/1/22 ..............    168,549
            Los Angeles, California, Multi-Family
              Housing, Earthquake Rehabilitation,
              RB, Series A, AMT, FNMA,
   895,000    5.70%, 12/1/27 ..............    915,531
            Los Angeles, California, Multi-Family
              Housing, Earthquake Rehabilitation,
              RB, Series B, Mandatory Put @ 100,
              AMT, FNMA,2
 3,135,000    5.85%, 12/1/07 ..............  3,220,680

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       22

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Los Angeles, California, Regional
              Airports Lease, RB,
$   85,000    10.00%, 1/1/01 .............. $   85,315
            Sacramento, California, Municipal
              Utility District, RB, Series M, ETM,
   145,000    8.75%, 4/1/03 ...............    153,661
            Turlock, California, Public Financing
              Authority Revenue, RB,
    35,000    5.25%, 9/1/15 ...............     33,099
            Vista, California, Multi-Family Housing,
              Pepperwood Apartments Project, RB,
              Series A, Mandatory Put @ 100,
              FNMA,2
 2,345,000    5.70%, 6/1/05 ...............  2,396,942
                                           -----------
                                            14,914,059
                                           -----------
            COLORADO -- 2.25%
            Arvada, Colorado, Industrial
              Development Authority, Wanco
              Incorporated Project, RB, AMT, LOC:
   245,000    5.60%, 12/1/12 ..............    240,271
   355,000    5.80%, 12/1/17 ..............    340,505
            Aurora, Colorado, Centretech
              Metropolitan District, GO, Series C,
              Mandatory Put @ 100, LOC,2
 1,280,000    4.875%, 12/1/08 .............  1,254,426
            Aurora, Colorado, Single Family
              Mortgage Revenue, RB, Series A,
   190,000    7.30%, 5/1/10 ...............    194,155
            Boulder County, Colorado, Community
              Hospital Project, RB, ETM,
   150,000    7.00%, 7/1/09 ...............    162,396
            Castle Rock Ranch, Colorado, Public
              Improvements Authority, RB,
   755,000    5.90%, 12/1/03 ..............    772,554
            Colorado Housing Finance Authority,
              Multi-Family Insured Mortgage, RB,
              Series C-3, FHA,
 1,455,000    5.70%, 10/1/21 ..............  1,439,155
            Colorado Housing Finance Authority,
              Single Family Program, RB, AMT,
   120,000    5.75%, 11/1/04 ..............    119,408
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series A,
   160,000    4.75%, 11/1/05 ..............    160,565
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series A-3,
   765,000    6.50%, 5/1/16 ...............    815,100
            Colorado Housing Finance Authority,
              Single Family Program, RB,
              Series B-2, AMT,
   755,000    6.40%, 11/1/24 ..............    800,542

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series B-3,
$1,105,000    6.55%, 5/1/25 ...............$ 1,185,521
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series C,
   155,000    5.00%, 5/1/05 ...............    153,221
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series D-1,
              AMT,
   725,000    5.20%, 12/1/05 ..............    733,482
            Colorado Student Obligation Board
              Authority, RB, Series C, Pre-Refunded
              @ 102, AMT,4
   710,000    7.15%, 9/1/02 ...............    739,337
            Denver, Colorado, City & County, Single
              Family Mortgage Revenue Home,
              Metro Mayors Caucus, RB, GNMA /
              FNMA / FHLMC,
   120,000    5.00%, 11/1/15 ..............    116,306
            Denver, Colorado, Multi-Family Mortgage,
              Buerger Brothers Project, RB, Series A,
              AMT, FHA,
   200,000    5.10%, 11/1/07 ..............    198,032
            Denver, Colorado, Multi-Family Mortgage,
              Garden Court Community, RB, FHA,
   350,000    4.70%, 7/1/08 ...............    339,458
            Vail, Colorado, Single Family Mortgage,
              RB, Series A,
   125,000    8.125%, 6/1/10 ..............    133,719
            Westminster, Colorado, Multi-Family
              Housing, Semper Village Apartments,
              RB, Mandatory Put @ 100, AXA,2
 1,670,000    5.95%, 9/1/06 ...............  1,706,489
            Westminster, Colorado, Multi-family
              Revenue Refunding, Housing, Oasis
              Wexford Apartments, RB, Mandatory
              Put @ 100, FNMA,2
   280,000    5.35%, 12/1/05 ..............    282,587
                                           -----------
                                            11,887,229
                                           -----------
            CONNECTICUT -- 0.93%
            Stamford, Connecticut, Housing Authority
              Multi-Family Revenue Refunding,
              Fairfield Apartments, RB, Mandatory
              Put @ 100, AMT,2
 2,535,000    4.75%, 12/1/08 ..............  2,349,590
            Waterbury, Connecticut, Housing
              Mortgage Authority, RB, Series A,
              AMBAC / FHA,
 1,270,000    4.85%, 7/1/09 ...............  1,248,766


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       23

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Waterbury, Connecticut, Housing
              Mortgage Authority, RB, Series C,
              AMBAC / FHA,
$1,340,000    4.85%, 7/1/09 ...............$ 1,317,595
                                           -----------
                                             4,915,951
                                           -----------
            DELAWARE -- 0.48%
            Delaware State Economic Development
              Authority RB, Peninsula United,
              Series A,
    35,000    6.00%, 5/1/09 ...............     34,387
            Delaware State Economic Development
              Authority, Wilmington Friends School
              Project:
    55,000    6.30%, 7/1/01 ...............     54,884
    60,000    6.30%, 7/1/02 ...............     59,620
    60,000    6.30%, 7/1/03 ...............     59,330
    65,000    6.30%, 7/1/04 ...............     63,943
    70,000    6.30%, 7/1/05 ...............     68,326
    75,000    6.30%, 7/1/06 ...............     72,451
    80,000    6.30%, 7/1/07 ...............     76,658
    85,000    6.30%, 7/1/08 ...............     80,614
    90,000    6.30%, 7/1/09 ...............     84,420
    95,000    6.30%, 7/1/10 ...............     88,326
   100,000    6.30%, 7/1/11 ...............     91,660
   110,000    6.30%, 7/1/12 ...............     99,563
   115,000    6.30%, 7/1/13 ...............    102,747
            Delaware State Housing Authority,
              Multi-Family Mortgage, RB, HUD,
    60,000    6.60%, 7/1/01 ...............     60,469
            Delaware State Housing Authority,
              Residential Mortgage, RB, Series A,
   625,000    8.75%, 6/1/17 ...............    627,387
            Delaware Transportation Authority,
              Transportation Systems Revenue, RB,
   520,000    6.10%, 7/1/02 ...............    533,598
            Wilmington, Delaware, Park Authority,
              RB, Series B, ETM,
   265,000    7.15%, 8/1/06 ...............    281,207
                                           -----------
                                             2,539,590
                                           -----------
            DISTRICT OF COLUMBIA -- 0.46%
            District of Columbia, Housing Finance
              Agency, Mayfair Mansions
              Apartments, RB, AMT, FHA,
   640,000    5.00%, 2/1/08 ...............    622,138
            District of Columbia, Housing Finance
              Agency, Single Family Mortgage, RB,
              Series A, AMT, FNMA / GNMA,
 1,740,000    6.25%, 12/1/28 ..............  1,778,245
                                           -----------
                                             2,400,383
                                           -----------

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            FLORIDA -- 2.83%
            Boca Place Associates, Florida, RB, LOC,
$3,820,000    4.65%, 2/1/04 ...............$ 3,790,242
            Brevard County, Florida, Health Facility
              Revenue Authority, Courtenay Springs
              Village, RB, ETM,
   815,000    7.375%, 11/15/04 ............    854,682
            Broward County, Florida, Water &
              Sewer Utility Revenue, RB,
              Pre-Refunded @ 100,4
   230,000    6.875%, 9/1/06 ..............    247,475
            Dade County, Florida, Aviation Revenue,
              RB, Series E, AMBAC,
    50,000    5.40%, 10/1/07 ..............     52,195
            Dade County, Florida, Government
              Leasing Corporation, COP, Series B,
    45,000    8.50%, 4/1/07 ...............     45,988
            Dade County, Florida, Government
              Leasing Corporation, COP, Series C,
   250,000    9.00%, 4/1/20 ...............    257,865
            Dade County, Florida, Housing Finance
              Authority, Multi-Family Mortgage,
              Midway Point Phase I, RB, Series A,
              Mandatory Put @ 100, AMT, FNMA,2
   790,000    5.90%, 6/1/06 ...............    809,671
            Dade County, Florida, Housing Finance
              Authority, Single Family Mortgage
              Revenue, RB, Series B-1, AMT,
              FNMA / GNMA,
 3,165,703    6.10%, 4/1/27 ...............  3,304,266
            Daytona Beach, Florida, Water & Sewer
              Revenue, RB, Series 1978, ETM,
   400,000    6.75%, 11/15/07 .............    421,824
            Duval County, Florida, Housing Finance
              Authority, GNMA Mortgage Backed
              Securities Program, RB, Series C,
              FGIC / GNMA,
    65,000    7.65%, 9/1/10 ...............     66,948
            Florida, Miramar, Water Improvement
              Assessment, RB, FGIC,
   205,000    5.125%, 10/1/20 .............    205,494
            Gainesville, Florida, Utility Systems
              Revenue, RB, ETM,
   165,000    6.30%, 10/1/06 ..............    173,466
            Jacksonville, Florida, Health Facilities
              Authority, Saint Vincent Medical Center
              Incorporated, RB, ETM,
   430,000    9.125%, 1/1/03 ..............    451,061
            Jacksonville, Florida, Health Facility
              Authority, Saint Catherine Laboure
              Manor Incorporated, RB, ETM,
   140,000    9.125%, 1/1/03 ..............    146,873


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       24

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Miami Beach, Florida, Housing
              Authority, Section 8, RB, HUD,
$  900,000    6.625%, 1/15/09 ............. $  925,578
            Miami-Dade County, Florida, Housing
              Finance Authority, RB, Series A, AMT,
              FNMA / GNMA,
 1,550,000    5.90%, 6/1/25 ...............  1,552,449
            Miami, Florida, Fernando Apartments,
   654,864    9.75%, 10/1/11 ..............    702,643
            Pinellas County, Florida, Housing Finance
              Authority, Single Family Mortgage
              Program, RB, Series A, AMT, GNMA,
   660,000    6.85%, 3/1/29 ...............    699,402
            St. John's County, Florida, Industrial
              Development Authority, RB,
              Series A, MBIA,
   185,000    5.50%, 3/1/17 ...............    186,981
                                           -----------
                                            14,895,103
                                           -----------
            GEORGIA -- 1.39%
            Athens, Georgia, Water & Sewer
              Revenue, RB, ETM,
   800,000    6.20%, 7/1/08 ...............    878,056
            Augusta, Georgia, Housing
              Rehabilitation, Multi-Family Housing,
              Bon Air, RB, Series C, HUD,
   740,000    7.00%, 9/1/05 ...............    767,743
            Clayton County, Georgia, Multi-Family
              Housing Authority, Pointe South
              Apartments Projects, RB, AMT, FNMA,
   100,000    5.75%, 1/1/13 ...............    101,078
            Fulton County, Georgia, Housing Authority,
              Single Family Mortgage, RB, Series A,
              AMT, GNMA,
   190,000    6.20%, 3/1/13 ...............    188,383
            Georgia Housing Authority, Multi-Family
              Housing, Ridge Point Apartments
              Project, RB, Series A, Mandatory Put
              @ 100, FNMA,2
 1,985,000    5.70%, 6/1/05 ...............  2,024,918
            Gwinnett County, Georgia, Multi-Family
              Housing Authority, Singleton-Oxford
              Association, Series A, RB, Mandatory
              Put @ 100, FNMA,2
   990,000    5.50%, 4/1/06 ...............  1,003,820
            Savannah, Georgia, Economic
              Development Authority Revenue,
              College of Art & Design, RB:
 1,070,000    6.20%, 10/1/09 ..............  1,090,458
   800,000    6.50%, 10/1/13 ..............    819,416

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            St. Marys, Georgia, Housing Authority,
              Multi-Family Mortgage, Cumberland
              Oaks Apartments, RB, Series A, FHA,
$  305,000    7.25%, 9/1/05 ............... $  309,267
            St. Marys, Georgia, Housing Authority,
              Multi-Family Mortgage, Pines
              Apartments, RB, Series C, FHA,
   120,000    7.25%, 10/1/05 ..............    120,967
                                           -----------
                                             7,304,106
                                           -----------
            HAWAII-- 0.40%
            Hawaii State Housing Finance &
              Development Corporation, Single Family
              Mortgage, Series A, RB, AMT, FNMA,
 1,935,000    5.20%, 7/1/12 ...............  1,911,877
            Honolulu, Hawaii, Housing Authority,
              Multi-Family Mortgage, Waipahu
              Towers Project, RB, Series A, AMT,
              GNMA,
   175,000    6.90%, 6/20/05 ..............    181,704
                                           -----------
                                             2,093,581
                                           -----------
            IDAHO -- 0.95%
            Bingham County, Idaho, Industrial
              Development Company, Supreme
              Potatoes Incorporated Project, RB,
              AMT, LOC:
    45,000    4.60%, 11/1/00 ..............     45,000
   145,000    4.75%, 11/1/01 ..............    144,868
    65,000    4.85%, 11/1/02 ..............     64,902
   240,000    4.95%, 11/1/03 ..............    239,472
   260,000    5.05%, 11/1/04 ..............    259,350
   265,000    5.15%, 11/1/05 ..............    264,192
   290,000    5.20%, 11/1/06 ..............    288,086
   305,000    5.30%, 11/1/07 ..............    303,066
   325,000    5.40%, 11/1/08 ..............    323,333
   355,000    5.50%, 11/1/09 ..............    353,757
    80,000    5.60%, 11/1/10 ..............     79,879
    85,000    5.70%, 11/1/11 ..............     84,931
    90,000    5.80%, 11/1/12 ..............     90,031
            Idaho Housing & Finance Association,
              Multi-Family Housing, Teton
              Apartments, RB, Mandatory Put @
              100, AMT, LOC,2
   155,000    5.15%, 8/1/04 ...............    154,674
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
              Series B, AMT,
   285,000    5.65%, 7/1/09 ...............    281,905
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
              Series C-2, AMT,
   235,000    5.25%, 7/1/11 ...............    232,509

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       25

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
              Series F-2, AMT,
$  510,000    5.10%, 7/1/12 ............... $  487,448
            Idaho Housing Agency, Single Family
              Mortgage, RB, Series C-1,
   110,000    7.65%, 7/1/10 ...............    111,522
            Idaho Housing Agency, Single Family
              Mortgage, RB, Series F, AMT,
   485,000    5.80%, 7/1/07 ...............    489,835
            Idaho Housing & Finance Association,
              RB, Series E-2, AMT,
   725,000    5.90%, 1/1/15 ...............    735,599
                                           -----------
                                             5,034,359
                                           -----------
            ILLINOIS -- 8.41%
            Alton, Illinois, Hospital Facility, Alton
              Memorial Hospital Project, RB, ETM,
   345,000    7.00%, 7/1/05 ...............    364,575
            Bedford Park, Illinois, Water Revenue,
              RB, Series B, AMT, ACA,
 1,325,000    6.00%, 12/15/08 .............  1,349,592
            Belleville, Illinois, St. Clair County,
              Single Family Mortgage Revenue, RB,
              MGIC, ETM,
    20,000    7.25%, 11/1/09 ..............     22,013
            Berwyn, Illinois, GO, AMBAC,
   800,000    5.375%, 11/15/10 ............    810,800
            Bolingbrook, Illinois, Capital
              Appreciation, RB, Series 1A,
   735,000    0.00%, 1/1/11 ...............    351,624
            Buffalo Grove, Illinois, Economic
              Development Authority, RB,
   235,000    5.45%, 8/15/02 ..............    235,005
            Chicago, Illinois, Equipment Notes,
              GO, FGIC,
   440,000    5.00%, 1/1/07 ...............    446,261
            Chicago, Illinois, Multi-Family Mortgage,
              Bryne Mawr / Belle Project, RB,
              AMT, GNMA:
   140,000    4.95%, 6/1/05 ...............    139,801
   135,000    5.25%, 6/1/08 ...............    134,726
   135,000    5.35%, 6/1/09 ...............    135,030
   145,000    5.45%, 6/1/10 ...............    146,112
   140,000    5.50%, 6/1/11 ...............    140,104
   145,000    5.55%, 6/1/12 ...............    145,107
            Chicago, Illinois, Sales Tax Revenue,
              RB, FGIC,
 1,000,000    5.00%, 1/1/09 ...............  1,011,290
            Darien, Illinois, Park District, GO,
              Series B, FSA, Converts to
              5.40%, 11/1/051
 2,010,000    0.00%, 5/1/12 ...............  1,554,413

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Davis Junction, Illinois, Solid Waste
              Improvements, GO, Series B, LOC,
$1,000,000    5.50%, 4/15/10 .............. $  998,510
            Des Plaines, Illinois, Hospital Facility,
              Holy Family Hospital, RB, ETM,
   155,000    7.00%, 1/1/07 ...............    163,919
            Des Plaines, Illinois, Hospital Facility,
              Holy Family Hospital, RB, ETM, FGIC,
   145,000    7.00%, 1/1/07 ...............    152,418
            Des Plaines, Illinois, Hospital Facility,
              Holy Family Hospital, RB, ETM, MBIA,
   145,000    7.00%, 1/1/07 ...............    152,418
            Du Page County, Illinois, Community High
              School District, GO, FSA,
 1,335,000    5.50%, 12/1/14 ..............  1,358,803
            Fairfield, Illinois, Economic Development
              Authority, Wayne County Center
              Project, RB,
   410,000    6.00%, 12/15/05 .............    417,003
            Granite City, Illinois, Hospital Facilities
              Revenue, RB, ETM,
   165,000    7.00%, 1/1/08 ...............    176,570
            Grayslake, Illinois, Multi-Family Housing,
              Country Squire Apartments Project,
              RB, Series A, FHA,
   635,000    6.00%, 6/1/05 ...............    651,808
            Greater Peoria, Illinois, Airport Authority,
              GO, AMT:
    95,000    6.50%, 12/1/05 ..............    100,883
   430,000    6.60%, 12/1/06 ..............    457,387
   185,000    6.70%, 12/1/07 ..............    197,883
            Illinois Development Finance Authority
              Revenue, Provena Health, RB,
              Series A, MBIA,
 1,220,000    5.125%, 5/15/23 .............  1,120,424
            Illinois Development Finance Authority,
              Catholic Health, RB, Series A,
              Connie Lee,
   765,000    5.15%, 2/15/06 ..............    778,747
            Illinois Development Finance Authority,
              Community Rehabilitation Providers,
              RB, Series A:
   640,000    5.375%, 7/1/09 ..............    584,589
 1,915,000    5.60%, 7/1/19 ...............  1,602,874
            Illinois Development Finance Authority,
              Debt Restructure East Saint Louis, GO,
   705,000    6.875%, 11/15/05 ............    741,547
            Illinois Development Finance Authority,
              Fund for Child Project, RB, Series A,
 1,205,000    7.40%, 9/1/04 ...............  1,236,414

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       26

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Illinois Development Finance Authority,
              Section 8, RB, Series A, FHA / MBIA,
$  120,000    5.20%, 7/1/08 ............... $  120,142
            Illinois Educational Facilities, Authority
              Revenue Refunding, Augustana
              College, RB:
   135,000    4.60%, 10/1/08 ..............    127,197
   280,000    5.00%, 10/1/13 ..............    260,543
            Illinois Health Facilities Authority,
              Lutheran Social Services, RB,
   635,000    6.125%, 8/15/10 .............    596,875
            Illinois Health Facilities Authority,
              Michael Reese Hospital & Medical
              Center, RB, ETM,
   300,000    6.75%, 12/1/08 ..............    321,126
            Illinois Health Facilities Authority,
              Midwest Group LTD, RB, ACA,
   620,000    5.375%, 11/15/08 ............    624,749
            Illinois Health Facilities Authority,
              Northwestern Medical Facility
              Foundation, RB, MBIA,
 1,755,000    5.125%, 11/15/28 ............  1,582,641
            Illinois Health Facilities Authority,
              Northwestern Memorial Hospital
              Project, RB, ETM,
   195,000    6.375%, 5/1/03 ..............    199,682
            Illinois Health Facilities Authority,
              Sydney R. Forkosh Memorial Hospital,
              RB, Pre-Refunded @ 100,4
   315,000    7.00%, 7/1/02 ...............    325,269
            Illinois Health Facilities Revenue
              Authority, Community Hospital of
              Ottawa Project, RB,
   420,000    6.75%, 8/15/14 ..............    426,052
            Illinois Housing Development Authority,
              Multi-Family Program, RB, Series 3,
              HUD, Section 8,
   350,000    6.05%, 9/1/10 ...............    356,853
            Illinois Industrial Pollution Control,
              Finance Revenue Authority,
              Commonwealth Edison Company Project,
              RB,
   730,000    5.875%, 5/15/07 .............    733,453
            Illinois State, GO, FGIC,
   500,000    5.125%, 3/1/11 ..............    507,380
            Illinois State, Sales Tax Revenue, RB,
              Series S,
   625,000    5.00%, 6/15/08 ..............    636,463
            Illinois Southwestern Development
              Authority, Wood River Township
              Hospital Project, RB, ETM,
    95,000    6.875%, 8/1/03 ..............     98,276

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Illinois Upper River Valley Development
              Authority, Waste Recovery Illinois
              Project, RB, AMT,
$2,165,000    5.90%, 2/1/14 ...............$ 2,098,664
            Lake County, Illinois, Community United
              School District, GO, Series A, FSA,
 1,345,000    5.375%, 12/1/12 .............  1,371,564
            Lake County, Illinois, Township High
              School District Number 113, GO,
   380,000    8.10%, 12/1/12 ..............    483,816
            Oak Lawn, Illinois, GO, FGIC,
   145,000    5.25%, 12/1/04 ..............    149,009
            Palatine, Illinois, Tax Increment Revenue,
              Dundee Road Redevelopment Project,
              Tax Allocation, AMBAC,
 9,030,000    5.00%, 1/1/15 ...............  8,730,385
            Quincy, Illinois, Single Family Mortgage,
              RB,
   200,000    6.875%, 3/1/10 ..............    205,036
            Rockford, Illinois, Faust Landmark
              Apartments, RB, Series A, AMT, MBIA,
   320,000    5.625%, 1/1/07 ..............    326,058
            Rockford-Concord Commons, Illinois,
              Housing Facility, Concord Commons
              Project, RB, Series A, FHA:
   330,000    5.55%, 11/1/06 ..............    335,379
 1,385,000    6.15%, 11/1/22 ..............  1,401,551
            Rosemont, Illinois, GO, Series B, FGIC,
   250,000    6.75%, 2/1/08 ...............    256,275
            Silvas, Illinois, Mortgage Revenue, RB,
              FHA:
 1,610,000    4.90%, 8/1/11 ...............  1,564,292
 1,285,000    5.20%, 8/1/17 ...............  1,214,813
            Woodridge, Illinois, Multi-Family
              Revenue, Hawthorn Ridge Housing,
              Series A, RB, GNMA,
 1,510,000    5.65%, 12/20/32 .............  1,445,312
                                           -----------
                                            44,377,505
                                           -----------
            INDIANA -- 3.26%
            Columbus, Indiana, Multi-School Building
              Corporation, First Mortgage, RB, AMBAC,
 1,115,000    6.25%, 7/1/02 ...............  1,132,204
            Fort Wayne, Indiana, Hospital Revenue
              Authority, Parkview Memorial
              Hospital, RB, ETM,
   650,000    6.50%, 1/1/05 ...............    670,683
            Gary, Indiana, Mortgage Redevelopment,
              Willow On Clark Apartments, RB,
              Series A, AMT, GNMA:
   220,000    4.75%, 8/20/08 ..............    216,251
   280,000    5.15%, 8/20/13 ..............    265,871
   655,000    5.40%, 8/20/38 ..............    599,528

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       27

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Indiana Bond Bank Special Program
              Waste Water Treatment, RB, Series C:
  $ 95,000    5.20%, 8/1/07 ...............   $ 96,016
   220,000    5.30%, 8/1/08 ...............    223,192
   190,000    5.40%, 8/1/09 ...............    193,564
            Indiana Bond Bank, Indiana, Special
              Programs, RB, Series C,
   500,000    7.15%, 2/1/04 ...............    512,910
            Indiana Health Facilities Finance
              Authority, Kings Daughters Hospital,
              RB, Asset Guaranty:
   195,000    5.00%, 8/15/05 ..............    195,975
   290,000    5.10%, 2/15/06 ..............    292,247
   300,000    5.10%, 8/15/06 ..............    302,520
   305,000    5.25%, 2/15/08 ..............    308,288
   330,000    5.35%, 8/15/09 ..............    335,059
 1,345,000    5.50%, 4/1/18 ...............  1,302,485
            Indiana Health Facility Authority, Floyd
              Memorial Hospital, RB,
   505,000    4.85%, 2/15/06 ..............    487,067
            Indiana State Health Facility, Floyd
              Memorial Hospital, RB:
   265,000    4.80%, 2/15/07 ..............    251,313
   255,000    4.85%, 2/15/08 ..............    240,455
   245,000    4.95%, 2/15/09 ..............    231,211
            Indiana University Revenue, Indiana,
              Student Fee, RB, Series H,
   300,000    6.60%, 8/1/01 ...............    304,785
            Indianapolis, Indiana, Economic
              Development Authority, RB, AMT,
              GNMA,
 1,245,000    5.35%, 4/20/17 ..............  1,190,120
            Indianapolis, Indiana, Industrial Economic
              Development Authority, Knob in the
              Woods Project, RB, Mandatory Put
              @ 100, AMT, FNMA,2
 2,510,000    6.375%, 12/1/04 .............  2,634,973
            Lawrence, Indiana, Multi-Family Housing,
              Pinnacle Apartments Project, RB,
              Mandatory Put @ 100, AMT, FNMA,2
 1,615,000    5.15%, 1/1/08 ...............  1,586,447
            Lawrence, Indiana, Multi-Family
              Housing, Revenue Refunding, Pinnacle
              Apartments, RB, AMT, FNMA,
   325,000    5.05%, 1/1/08 ...............    319,423
            Purdue University, Indiana, Student Fee,
              RB, Series Q,
   170,000    6.00%, 7/1/09 ...............    184,187
            Purdue University, Indiana, Student Fee,
              RB, Series N,
   500,000    5.50%, 7/1/12 ...............    520,065

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            South Bend, Indiana, Community School
              Building Corporation Refunding,
              Edison, RB, AMBAC,
$2,510,000    5.125%, 1/15/11 .............$ 2,512,635
            Vigo County, Indiana, Hospital Authority,
              RB, ETM,
    85,000    6.875%, 4/1/04 ..............     88,096
                                           -----------
                                            17,197,570
                                           -----------
            IOWA -- 0.32%
            Dubuque, Iowa, Hospital Facilities,
              Finley Hospital Project, RB, ETM,
   450,000    6.875%, 1/1/12 ..............    470,470
            Iowa Financial Authority, Small
              Business, Terrace Center Association
              LP Project, RB,
 1,170,000    7.50%, 3/1/22 ...............  1,217,947
                                           -----------
                                             1,688,417
                                           -----------
            KANSAS -- 0.67%
            Kansas State Development Finance
              Authority, Multi-Family Housing,
              Four Seasons Apartment Project,
              RB, AMT, LOC,
   230,000    5.30%, 10/1/07 ..............    226,594
            Kansas State Development Finance
              Authority, Multi-Family Housing,
              Four Seasons Apartment Project, RB,
              Mandatory Put @ 100, AMT, LOC,2
   780,000    5.60%, 10/1/07 ..............    767,731
            Labette & Cowley County, Kansas,
              Single Family Mortgage, RB,
              Series A-2, GNMA,
   130,000    7.65%, 12/1/11 ..............    132,908
            Manhattan, Kansas, Central Business
              District Redevelopment, Tax
              Allocation, Series A, Asset Guaranty,
   375,000    5.20%, 12/1/03 ..............    379,185
            McPherson, Kansas, Electric Utility
              Revenue, RB, Pre-Refunded @ 100,
              ETM,4
 1,620,000    5.90%, 3/1/03 ...............  1,692,819
            Merriam, Kansas, Hospital Revenue,
              Shawnee Mission Medical Center,
              RB, ETM,
   100,000    6.90%, 6/1/05 ...............    104,546
            Reno County, Kansas, Single Family
              Mortgage, RB, Series B,
   105,000    8.70%, 9/1/11 ...............    109,504
            Saline County, Kansas, Residential
              Housing Facilities, RB, Series A,
    20,000    9.50%, 10/1/11 ..............     20,492

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       28

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Wichita, Kansas, Single Family
              Mortgage, RB, Series A,
$   85,000    7.10%, 9/1/09 ............... $   86,874
                                           -----------
                                             3,520,653
                                           -----------
            KENTUCKY -- 0.62%
            Ashland, Kentucky, Environmental Import,
              Allied Chemical Corporation Project,
              RB, ETM,
   565,000    5.80%, 3/1/03 ...............    571,950
            Greater Kentucky Housing Assistance
              Corporation, Kentucky, Section 8, RB,
              Series C, FHA / MBIA,
   305,000    5.35%, 7/1/07 ...............    304,976
            Kentucky Area Development Districts,
              Trust Lease Revenue Program, City of
              Ewing, RB, Standby LOC,
 1,500,000    5.70%, 6/1/15 ...............  1,512,825
            Kentucky State Turnpike Authority,
              RB, ETM:
   322,000    6.125%, 7/1/07 ..............    335,492
   180,000    6.625%, 7/1/08 ..............    191,142
            Lakeland, Kentucky, Wesley Village
              Housing Incorporated, Section 8
              Assisted Project, RB, FHA,
   140,000    7.125%, 11/1/02 .............    142,244
            Owensboro, Kentucky, Electric Light
              & Power, RB, ETM,
   190,000    10.50%, 1/1/04 ..............    201,354
                                           -----------
                                             3,259,983
                                           -----------
            LOUISIANA -- 2.13%
            Iberia, Louisiana, Single Family
              Mortgage, RB,
   350,000    7.375%, 1/1/11 ..............    364,868
            Jefferson Parish, Louisiana, Hospital
              Services District, RB, ETM,
   140,000    7.125%, 1/1/02 ..............    142,439
            Louisiana Housing Finance Agency, Malta
              Square Project, RB, AMT, GNMA:
   470,000    6.45%, 9/1/27 ...............    486,901
 1,220,000    6.50%, 9/1/38 ...............  1,263,774
            Louisiana Housing Finance Agency,
              Single Family Mortgage Revenue,
              RB, GNMA / FNMA,
   250,000    4.625%, 6/1/09 ..............    247,600
            Louisiana Public Facilities Authority,
              Multi-Family Housing, Edgewood
              Apartments, RB, Mandatory
              Put @ 100, FNMA,2
 3,950,000    5.80%, 6/1/05 ...............  4,017,348

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Louisiana Public Facilities Authority,
              Multi-Family Housing, Oakleigh
              Apartments Project, RB, AXA:
$  225,000    5.75%, 3/15/03 .............. $  227,264
   235,000    5.85%, 3/15/04 ..............    236,767
   250,000    5.95%, 3/15/05 ..............    251,250
            Louisiana Public Facilities Authority,
              Public Health & Education, RB,
              Series A-1, Mandatory Put @ 100,
              AMBAC,2
   635,000    5.00%, 6/1/02 ...............    637,559
            Louisiana Public Facility Authority,
              Multi-Family Housing, Beau Terre
              Project, RB, Mandatory Put @ 100,
              FNMA,2
   560,000    5.80%, 6/1/05 ...............    570,830
            Louisiana Public Facility Authority,
              Single Family Mortgage, RB, Series A,
   250,000    7.375%, 10/1/12 .............    256,053
            Louisiana Public Facility Authority, Single
              Family Mortgage, RB, Series C,
   209,525    8.45%, 12/1/12 ..............    213,077
            Louisiana State Health Education
              Authority, Lease Rent Revenue, Tulane
              University Medical Center, RB, ETM,
    85,000    7.875%, 7/1/09 ..............     94,320
            Tensas Parish, Louisiana, LA Law
              Enforcement District, COP,
              Pre-Refunded @ 102,4
 2,000,000    7.00%, 9/1/08 ...............  2,235,180
                                           -----------
                                            11,245,230
                                           -----------
            MAINE -- 0.15%
            Bucksport, Maine, Solid Waste Disposal
              Revenue, Champ International
              Corporation Project, RB,
   100,000    6.25%, 5/1/10 ...............    101,376
            Maine Finance Revenue Authority,
              Electronic Rate Stabilization, RB,
              AMT, FSA,
   170,000    5.20%, 7/1/18 ...............    158,095
            Maine Municipal Bond Bank, RB,
              Series B, MBIA,
   500,000    5.375%, 11/1/05 .............    518,490
                                           -----------
                                               777,961
                                           -----------
            MARYLAND -- 0.49%
            Baltimore County, Maryland, Mortgage
              Revenue, Three Garden Village
              Project, RB, Series A, FHLMC,
   450,000    4.80%, 1/1/13 ...............    421,155

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       29

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Baltimore, Maryland, City Housing
              Corporate Revenue, RB, HUD,
              Section 8,
$  345,000    7.75%, 10/1/09 .............. $  345,918
            Cecil County, Maryland, Economic
              Development Authority, Northeast
              Plaza Association, Series A,
 1,280,000    6.875%, 1/15/08 .............  1,293,939
            Cecil County, Maryland, Economic
              Development Authority, Northeast
              Plaza Association, Series B,
   385,000    6.875%, 1/15/10 .............    386,829
            Frederick County, Maryland, Economic
              Redevelopment Authority,
              Northhampton, RB, Series A, FHA,
   155,000    5.90%, 2/1/05 ...............    160,747
                                           -----------
                                             2,608,588
                                           -----------
            MASSACHUSETTS -- 3.31%
            Boston, Massachusetts, Deutsches
              Altenheim, RB, Series A, FHA,
   570,000    5.95%, 10/1/18 ..............    577,974
            Boston, Massachusetts, Industrial
              Development Finance Authority, North
              End Community, RB, Series A, FHA,
 1,465,000    6.45%, 8/1/37 ...............  1,524,611
            Dartmouth, Massachusetts, Housing
              Development Corporation, Crossroads
              Apartments, RB, Series A, MBIA / FHA,
   450,000    4.85%, 7/1/09 ...............    438,480
            Massachusetts Educational Loan
              Authority, RB, Series A, AMT, MBIA,
   375,000    7.25%, 1/1/09 ...............    383,693
            Massachusetts State, Development
              Finance Agency, Human Services
              Provider, Seven Hills Foundation &
              Affiliate, RB, Asset Guaranty,
   310,000    4.85%, 9/1/13 ...............    292,749
            Massachusetts State, Industrial
              Finance Agency, Assisted Living
              Facilities, Arbors at Taunton, RB,
              AMT, GNMA,
   410,000    5.30%, 6/20/19 ..............    383,965
            Massachusetts State, Industrial
              Finance Agency, Museum Revenue,
              Norman Rockwell Stockbridge,
              RB, GNMA,
 2,555,000    8.125%, 7/1/11 ..............  2,637,194

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Massachusetts State Development
              Finance Agency, Worchester
              Redevelopment Authority, RB,
              Asset Guaranty,
$1,050,000    6.00%, 6/1/24 ...............$ 1,080,198
            Massachusetts State Health &
              Education Authority, Beth Israel
              Hospital, RB, ETM,
    60,000    5.75%, 7/1/06 ...............     61,581
            Massachusetts State Housing Finance
              Agency, RB, Series A, AMT, MBIA,
   175,000    6.125%, 12/1/11 .............    181,358
            Massachusetts State Housing Finance
              Agency, Housing Revenue, RB,
              Series D, AMT, AMBAC,
 1,360,000    5.50%, 7/1/13 ...............  1,358,654
            Massachusetts State Industrial Finance
              Agency, Draper Place Project, RB,
              AMT, GNMA:
   310,000    5.40%, 8/20/12 ..............    311,318
 5,490,000    6.45%, 8/20/39 ..............  5,705,483
            Massachusetts State Industrial Finance
              Agency, Higher Education, Hampshire
              College Project, RB,
 1,655,000    5.80%, 10/1/17 ..............  1,567,897
            Massachusetts State, GO, Series B,
              MBIA
 1,000,000    5.00%, 5/1/17 ...............    956,250
                                           -----------
                                            17,461,405
                                           -----------
            MICHIGAN -- 1.11%
            Avondale, Michigan, School District, GO,
   135,000    5.80%, 5/1/07 ...............    139,705
            Battle Creek, Michigan, Economic
              Development Authority, Kellogg
              Company Project, RB,
   315,000    5.125%, 2/1/09 ..............    319,908
            Detroit, Michigan, Water Supply, RB,
              ETM,
   495,000    8.875%, 1/1/05 ..............    537,956
            Dickinson County, Michigan, Economic
              Development Authority, Champion
              International Corporation, RB,
   560,000    6.55%, 3/1/07 ...............    571,446
            Grand Rapids Charter Township, Michigan,
              Porter Hills Obligated Group, RB,
   890,000    5.20%, 7/1/14 ...............    841,771
            Kalamazoo, Michigan, Economic
              Development Corporation, Revenue
              Refunding, RB,
   100,000    5.75%, 5/15/05 ..............     99,333

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       30

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Michigan State Building Authority, RB,
              Series II, ETM, MBIA,
$   60,000    7.40%, 4/1/01 ............... $   60,511
            Michigan State Building Revenue
              Authority, RB, Series I, AMBAC,
   500,000    6.00%, 10/1/02 ..............    514,160
            Michigan State Hospital Finance
              Authority, Saint Joseph Mercy
              Hospital Project, RB, ETM,
   315,000    7.00%, 7/1/05 ...............    331,997
            Michigan State Hospital Finance
              Authority, William Beaumont Hospital
              Project, RB, ETM,
   155,000    6.20%, 1/1/03 ...............    157,492
            Michigan State Housing Development
              Authority, RB, Series D, AMT,
              AMBAC:
    95,000    5.05%, 12/1/07 ..............     95,603
    95,000    5.15%, 12/1/08 ..............     95,896
    95,000    5.25%, 12/1/09 ..............     95,268
    95,000    5.35%, 12/1/10 ..............     97,093
            Michigan State Strategic Fund Obligation,
              The Oxford Institute, RB, Series A, ETM,
   245,000    7.875%, 8/15/05 .............    262,155
            Michigan State Hospital Finance Revenue
              Authority, Ascension Health Credit,
              RB, Series B, Mandatory Put @ 100,2
   500,000    5.05%, 11/15/04 .............    497,645
            Michigan State Housing Development
              Authority, RB, Series B,
   200,000    6.30%, 12/1/03 ..............    205,638
            Petoskey, Michigan, Hospital Finance
              Authority, RB, ETM,
   610,000    6.70%, 3/1/07 ...............    639,670
            Saginaw, Michigan, Hospital Finance
              Authority, Saint Luke Hospital, RB,
              ETM,
   240,000    7.50%, 11/1/10 ..............    268,466
                                           -----------
                                             5,831,713
                                           -----------
            MINNESOTA -- 1.21%
            Cambridge, Minnesota, Mortgage
              Revenue, Health Care Center, RB,
              Series A, GNMA.,
   330,000    5.40%, 11/20/05 .............    333,940
            Dakota County, Minnesota, Housing &
              Redevelopment Authority, RB, AMT,
              FNMA / GNMA:
    90,000    5.55%, 10/1/02 ..............     91,297
   120,000    5.75%, 10/1/04 ..............    123,762

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Minnesota White Earth Band of
              Chippewa Indians Revenue, RB,
              Series A, ACA,
$2,000,000    7.00%, 12/1/11 ..............$ 2,039,980
            Monticello, Minnesota, Pollution Control
              Authority, Northern States Power
              Company, RB,
   305,000    5.375%, 2/1/03 ..............    305,583
            Rochester, Minnesota, Saint Mary's
              Hospital, RB, ETM,
   365,000    5.75%, 10/1/07 ..............    375,917
            Sartell, Minnesota, Pollution Control
              Revenue, RB,
 3,000,000    6.95%, 10/1/12 ..............  3,123,060
                                           -----------
                                             6,393,539
                                           -----------
            MISSISSIPPI-- 2.18%
            Corinth & Alcorn County, Mississippi,
              Magnolia Regional Health Center, RB,
              Series A,
 1,725,000    5.00%, 10/1/08 ..............  1,610,650
            Corinth & Alcorn County, Mississippi,
              Magnolia Regional Health Center,
              RB, Series B,
   785,000    5.125%, 10/1/10 .............    718,236
            Jackson, Mississippi, Housing Authority,
              Multi-Family Revenue, Elton Park
              Apartments, RB, Series B, Mandatory
              Put @100, AMT, QBE,2
 1,080,000    5.40%, 4/1/19 ...............    994,745
            Jackson, Mississippi, Housing Authority,
              Multi-Family Revenue, The
              Woodlands, RB, Series A, AMT, FSA,
   490,000    5.30%, 4/1/19 ...............    458,787
            Mississippi Business Finance
              Corporation, Landau Uniforms Project,
              RB, AMT, LOC:
   215,000    5.45%, 9/1/01 ...............    215,572
   225,000    5.60%, 9/1/02 ...............    226,537
   260,000    5.80%, 9/1/04 ...............    262,551
   265,000    5.90%, 9/1/05 ...............    267,594
            Mississippi Business Financial
              Corporation, Mississippi Retirement
              Facilities Revenue Refunding,
              Aldersgate Community, RB, GNMA,
 1,160,000    5.45%, 5/20/34 ..............  1,071,701
            Mississippi Business Financial
              Corporation, Mississippi Retirement
              Facilities Revenue Refunding,
              Wesley Manor, RB, Series A, GNMA,
 1,455,000    5.45%, 5/20/34 ..............  1,344,245

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       31

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Mississippi Home Corporation, Single
              Family Mortgage, Access Program,
              RB, Series A, AMT, GNMA,
$  135,000    5.00%, 6/1/04 ............... $  135,477
            Mississippi Home Corporation, Single
              Family Mortgage, RB, Series A,
              GNMA,
   425,000    5.125%, 12/1/17 .............    423,164
            Mississippi Home Corporation, Single
              Family Mortgage, RB, Series I, AMT,
              GNMA,
 2,255,000    7.375%, 6/1/28 ..............  2,417,631
            Perry County, Mississippi, Pollution
              Control Revenue, Leaf River Forest
              Project, RB,
 1,475,000    5.20%, 10/1/12 ..............  1,358,947
                                           -----------
                                            11,505,837
                                           -----------
            MISSOURI -- 2.86%
            Boone County, Missouri, Industrial
              Development Authority, Otscon
              Incorporated Project, RB, Mandatory
              Put @100, AMT, LOC,2
 1,780,000    5.125%, 5/1/05 ..............  1,733,008
            Bridgeton, Missouri, Industrial
              Development Authority, Mizpah
              Assisted Living, RB, GNMA,
   170,000    5.25%, 12/20/19 .............    158,892
            Joplin, Missouri, Industrial Development,
              Tri State Osteopathic Hospital,
              Pre-Refunded @ 102,4
 6,040,000    8.25%, 12/15/01 .............  6,369,663
            Kansas City, Missouri, Industrial
              Development Authority, Industrial
              Development Revenue, RB,
              Pre-Refunded @ 100,4
   800,000    5.50%, 11/15/01 .............    809,192
            Missouri State Development Financial
              Board, Recreation Facilities Revenue,
              YMCA, Greater St. Louis, RB,
              Series A, LOC,
   170,000    4.75%, 9/1/07 ...............    169,480
            Missouri State Developmet Finance
              Board, Greater St. Louis Project, RB,
              LOC,
   685,000    4.90%, 9/1/10 ...............    680,842
            Missouri State Housing Development
              Community, Single Family Mortgage,
              RB, AMT, GNMA,
   250,000    6.625%, 12/1/17 .............    254,875

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Pacific & Franklin Counties,
              Missouri, Industrial Development
              Authority, Clayton Corporation
              Project, RB, AMT, LOC:
$  360,000    5.45%, 5/1/02 ............... $  362,675
   720,000    5.95%, 5/1/07 ...............    741,067
   720,000    6.20%, 5/1/12 ...............    735,804
   720,000    6.45%, 5/1/17 ...............    735,674
            St. Louis County, Missouri, Regional
              Convention & Sports Center RB,
              Series B,
   585,000    6.50%, 8/15/01 ..............    592,453
            St. Charles County, Missouri, Industrial
              Development Authority, Health Care
              Facilities Revenue, Garden View Care
              Center Project, RB, AMT, LOC,
 1,480,000    5.40%, 11/15/16 .............  1,273,022
            St. Louis, Missouri, Land Clearance
              Redevelopment Authority,
              Westminsters Place Apartments, RB,
              Series A, Mandatory Put @ 100,
              FNMA,2
   450,000    5.95%, 4/1/07 ...............    467,694
                                           -----------
                                            15,084,341
                                           -----------
            MONTANA -- 0.07%
            Missoula County, Montana, Community
              Hospital, ETM,
   358,000    7.125%, 6/1/07 ..............    383,715
                                           -----------
            NEBRASKA -- 1.45%
            American Public Energy Agency, Nebraska,
              Gas Supply Revenue, Public Gas
              Agency Project, RB, Series C, AMBAC,
 1,400,000    4.30%, 3/1/11 ...............  1,232,392
            Clay County, Nebraska, Industrial
              Development Revenue, Hybrids
              Cooperative Project, RB, AMT LOC,
 1,610,000    5.25%, 3/15/14 ..............  1,504,126
            Fillmore County, Nebraska,
              Industrial Development Revenue,
              O'Malley Grain Incorporated
              Project, RB, AMT, LOC:
    45,000    5.00%, 12/1/10 ..............     42,939
   180,000    5.00%, 12/1/11 ..............    169,601
   135,000    5.10%, 12/1/12 ..............    126,888
   195,000    5.20%, 12/1/13 ..............    182,902
            Nebraska Investment Finance Authority,
              Multi-Family Housing, Cheney
              Apartments, RB, Series A, Mandatory
              Put @ 100, FNMA,2
 1,510,000    5.50%, 12/1/05 ..............  1,529,268

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       32

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Nebraska Investment Finance Authority,
              Multi-Family Housing, Tara Hills Villa,
              RB, FNMA,
$  525,000    4.875%, 1/1/08 .............. $  516,096
            Nebhelp Incorporated, Nebraska,
              Student Loan Revenue Program-B,
              RB, AMT, MBIA,
   310,000    5.25%, 6/1/02 ...............    312,089
            Nebraska Public Power District
              Revenue, Power Supply Systems, RB,
              Pre-Refunded @ 102,4
   300,000    5.70%, 1/1/03 ...............    312,909
            Omaha, Nebraska, Public Power District,
              Electricity Revenue, RB, ETM,
 1,045,000    5.75%, 2/1/03 ...............  1,060,905
            Woolworth, Nebraska, Housing
              Mortgage Development Corporation,
              Section 8 Assisted Project, RB, MBIA,
   690,000    5.35%, 7/1/21 ...............    637,222
                                           -----------
                                             7,627,337
                                           -----------
            NEVADA -- 1.23%
            Clark County, Nevada, Highway
              Improvement Revenue, Motor Vehicle
              Fuel Tax, RB, AMBAC,
   500,000    5.70%, 7/1/03 ...............    515,010
            Humboldt County, Nevada, Pollution
              Control Revenue, Idaho Power
              Company Project, RB,
   810,000    8.30%, 12/1/14 ..............    901,870
            Nevada Housing Division, Multi-Unit
              Housing, Campaige, RB, Series A,
              AMT, LOC,
   550,000    5.45%, 10/1/18 ..............    499,637
            Nevada Housing Division, Single Family
              Mortgage, RB, Series B-1,
   460,000    4.95%, 4/1/12 ...............    439,489
            Nevada Housing Division, Single Family
              Program, RB, Series A, AMT,
   505,000    6.35%, 10/1/07 ..............    515,423
            Nevada Multi-Unit Housing, Saratoga
              Palms, RB, AMT, FNMA,
   405,000    5.90%, 4/1/06 ...............    419,953
            Nevada Housing Division, Multi-Unit
              Housing, RB, Series A, AMT, LOC,
 1,520,000    5.55%, 10/1/28 ..............  1,369,155
            Nevada Housing Division, Single Family
              Program, RB, Series B-1,
   430,000    6.20%, 10/1/15 ..............    441,563
            Nevada State Housing Division, Austin
              Crest Project, RB, AMT, FNMA,
   360,000    5.50%, 10/1/09 ..............    360,986

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Nevada State Housing Division, Single
              Family Mortgage, RB, Series B, AMT,
$  400,000    6.45%, 10/1/07 .............. $  409,936
            Nevada State Housing Division, Single
              Family Mortgage, RB, Series C-1, AMT,
   320,000    5.45%, 4/1/10 ...............    313,987
            Nevada State Housing Division, Single
              Family Mortgage, RB, Series E, AMT,
   310,000    6.00%, 10/1/09 ..............    313,695
                                           -----------
                                             6,500,704
                                           -----------
            NEW HAMPSHIRE -- 1.13%
            Manchester, New Hampshire, Housing &
              Redevelopment Revenue Authority,
              RB, ACA,
 3,580,000    6.05%, 1/1/12 ...............  3,664,237
            New Hampshire Higher Education &
              Health Authority, River College:
   125,000    4.65%, 1/1/04 ...............    122,723
   130,000    4.75%, 1/1/05 ...............    127,065
   130,000    4.85%, 1/1/07 ...............    125,226
   145,000    4.90%, 1/1/08 ...............    138,998
            New Hampshire Higher Education &
              Health Facility, Kendal at Hanover
              Issue, RB, LOC:
   625,000    5.20%, 10/1/06 ..............    626,869
   475,000    5.30%, 10/1/07 ..............    476,539
            New Hampshire Higher Educational &
              Health Authority, Franklin Pierce
              College, RB, ACA:
   120,000    4.90%, 10/1/08 ..............    117,576
   375,000    5.00%, 10/1/09 ..............    368,374
            New Hampshire Higher Educational
              & Health Facilities Authority
              Revenue, Rivier College, RB,
   185,000    5.55%, 1/1/18 ...............    170,990
                                           -----------
                                             5,938,597
                                           -----------
            NEW JERSEY -- 0.91%
            Gloucester County, New Jersey,
              Import Authority, Electric
              Mobility Project, RB, AMT, County
              Guaranteed:
   145,000    4.25%, 11/1/01 ..............    144,352
   155,000    4.50%, 11/1/03 ..............    154,056
   105,000    4.60%, 11/1/04 ..............    104,357
   105,000    4.70%, 11/1/05 ..............    104,492
   110,000    4.75%, 11/1/06 ..............    109,376
   115,000    4.80%, 11/1/07 ..............    114,325
   125,000    5.00%, 11/1/08 ..............    125,409
   215,000    5.00%, 11/1/10 ..............    214,164

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       33

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            New Jersey Church Street Corporation,
              Keansburg Elderly Housing, Series 1994,
              HUD Section 8 Assistance,
$   55,000    5.00%, 3/1/01 ...............  $  55,009
            New Jersey Economic Development
              Authority Revenue Adjusted,
              Reformed Church, RB, Series B,
   125,000    4.95%, 12/1/28 ..............    121,984
            New Jersey Economic Development
              Authority Revenue, RB, Series B,
              AMT, LOC,
   175,000    5.30%, 12/1/07 ..............    178,423
            New Jersey Economic Development
              Authority, Cadbury Corporation
              Project, RB, Series A, ACA:
   160,000    4.60%, 7/1/02 ...............    159,029
   230,000    4.75%, 7/1/03 ...............    228,397
   265,000    4.85%, 7/1/04 ...............    262,967
            New Jersey Economic Development
              Authority, RB, Series H-2, AMT, LOC,
   330,000    5.00%, 10/1/05 ..............    331,937
            New Jersey State Building Authority,
              RB, ETM,
   320,000    9.625%, 2/1/03 ..............    338,586
            New Jersey State Education Facility
              Authority, Caldwell College, RB,
              Series A,
   875,000    7.25%, 7/1/25 ...............    916,186
            New Jersey State Turnpike Authority, RB,
              Series C, ETM,
 1,085,000    5.20%, 1/1/08 ...............  1,096,610
            Secaucus Municipal Utilities Authority,
              New Jersey, Sewer Revenue, RB, ETM,
    55,000    6.875%, 12/1/08 .............     58,947
                                           -----------
                                             4,818,606
                                           -----------
            NEW MEXICO-- 0.66%
            Albuquerque, New Mexico, Class B-2,
              CMO, FGIC A,
 3,795,000    0.00%, 5/15/11 ..............  1,791,430
            Bernalillo County, New Mexico,
              Multi-Family Housing, Sunchase
              Apartments, Series A, Mandatory
              Put @ 100, AXA,2
 1,130,000    5.80%, 11/1/06 ..............  1,148,905
            New Mexico Mortgage Finance
              Authority, Single Family Mortgage
              Program, RB, FHLMC / FNMA / GNMA:
   170,000    5.50%, 7/1/17 ...............    166,359
   365,000    5.60%, 7/1/28 ...............    350,123

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Santa Fe, New Mexico, Single Family
              Mortgage, RB,
$   43,296    8.45%, 12/1/11 .............. $   44,910
                                           -----------
                                             3,501,727
                                           -----------
            NEW YORK-- 6.13%
            Albany, New York, Housing Authority,
              Lark Drive Associates, RB, AMT, LOC:
    40,000    5.20%, 12/1/13 ..............     37,854
    40,000    5.40%, 12/1/18 ..............     37,413
   265,000    5.50%, 12/1/28 ..............    247,780
            Amherst, New York, Industrial
              Development Agency, Multi Service
              Rink Complex, RB, ETM, LOC:
   155,000    4.75%, 10/1/02 ..............    156,039
   265,000    5.18%, 10/1/06 ..............    272,319
            Cattaraugus County, New York, Industrial
              Development Agency, Jamestown
              Community College, RB, Series A,
   350,000    5.75%, 7/1/08 ...............    358,460
            Dutchess County, New York, Solid Waste
              Systems, RB, Series C, AMT, MBIA,
 2,255,000    5.00%, 1/1/10 ...............  2,245,010
            Erie County, New York, Tobacco Asset
              Securitization, RB, Class A:
 1,025,000    5.50%, 7/15/12 ..............  1,014,463
   500,000    6.00%, 7/15/20 ..............    495,955
            New York Capital District Youth Center
              Lease, RB, LOC,
   375,000    6.00%, 2/1/17 ...............    383,273
            New York Metropolitan Transportation
              Authority, New York Commuter Facility
              Revenue, Service Contract, RB, Series R,
   245,000    5.30%, 7/1/09 ...............    249,927
            New York Municipal Assistance
              Corporation for New York City, RB,
              Series N,
   450,000    5.25%, 7/1/07 ...............    466,601
            New York City, New York, Industrial
              Development Agency, College of
              Aeronautics Project:
   345,000    5.00%, 5/1/06 ...............    340,763
   205,000    5.20%, 5/1/09 ...............    202,097
            New York City, New York, Housing
              Development Corporation, Multi-Family
              Housing, RB, Series B, FHA,
 2,000,000    5.70%, 11/1/13 ..............  2,022,100
            New York City, New York, GO, Series E,
              FGIC,
   700,000    6.00%, 8/1/07 ...............    755,832

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       34

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Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            New York State Dormitory Authority,
              Capital Appreciation, Pre-Refunded City,
              RB, Series C, ETM, FSA,1
$  105,000    0.00%, 7/1/04 ............... $   86,298
            New York State Dormitory Authority,
              Hunts Point Multi Service Center, RB,
 2,255,000    5.625%, 7/1/22 ..............  2,228,391
            New York State Dormitory Authority,
              Lease Revenue, State University
              Dormitory Facilities, RB, Series A,
              AMBAC,
   265,000    5.25%, 7/1/12 ...............    270,846
            New York State Dormitory Authority,
              Lutheran Nursing Home, RB,
              AMBAC / FHA,
 1,000,000    5.125%, 2/1/18 ..............    968,090
            New York State Dormitory Authority,
              Saint Mary's Hospital Amsterdam,
              RB, MBIA,
 1,010,000    5.25%, 5/1/05 ...............  1,037,240
            New York State Dormitory Revenue
              Authority, New York University, RB,
              Series A, ETM, MBIA,
   500,000    6.00%, 7/1/06 ...............    536,335
            New York State Dormitory Revenue
              Authority, State University Education
              Facilities, RB,
   300,000    5.00%, 5/15/10 ..............    301,236
            New York State Dormitory Revenue
              Authority, Cons City University
              Systems, RB, FGIC,
   500,000    5.75%, 7/1/13 ...............    536,295
            New York State Power Authority, RB,
              Series C, ETM,
     5,000    9.50%, 1/1/01 ...............      5,043
            New York State Urban Development
              Corporation, Correctional Facility, RB,
              AMBAC,
 3,835,000    5.625%, 1/1/07 ..............  3,974,901
            New York State, GO, Series F,
   400,000    5.25%, 9/15/09 ..............    413,440
            New York State Mortgage Agency
              Revenue, Homeowner Mortgage, RB,
              Series 91,
   755,000    5.40%, 10/1/08 ..............    783,909
            New York State Environmental Facility
              Corporation, Pollution Control Revenue,
              New York City Municipal Water, RB,
   500,000    5.75%, 6/15/10 ..............    537,030

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            New York State Local Assistance
              Corporation, RB, Series E,
$  500,000    5.25%, 4/1/16 ............... $  502,080
            New York Triborough Bridge & Tunnel
              Authority, Convention Center Project,
              RB, Series E,
   355,000    7.25%, 1/1/10 ...............    399,215
            Oneida County, New York, Industrial
              Development Agency, RB, LOC,
   600,000    5.00%, 3/1/14 ...............    576,252
            Oneida County, New York, Industrial
              Development Agency, Mohawk Valley,
              RB, Series A, FSA:
   635,000    4.55%, 2/1/04 ...............    635,908
   540,000    4.65%, 2/1/05 ...............    542,030
   685,000    4.70%, 2/1/06 ...............    688,117
   765,000    5.00%, 1/1/13 ...............    753,311
   755,000    5.20%, 2/1/13 ...............    759,122
            Oneida County, New York, Industrial
              Development Agency, Mohawk Valley,
              RB, Series B, FSA,
 1,230,000    5.00%, 1/1/13 ...............  1,211,206
            Onondaga County, New York,
              Industrial Development Agency,
              Civic Facility Revenue, Lemoyne
              College Project, RB, Series A:
   180,000    5.00%, 3/1/07 ...............    175,322
   410,000    5.50%, 3/1/14 ...............    399,024
            Syracuse, New York, Housing Authority,
              Loretto Rest Homes, RB, Series A, FHA,
 1,805,000    5.00%, 8/1/07 ...............  1,831,714
            Syracuse, New York, Industrial
              Development Agency, Pilot Revenue,
              RB,
 1,345,000    5.125%, 10/15/02 ............  1,351,981
            UFA Development Corporation, New York,
              Loretto Utica Project, RB, FHA,
   525,000    5.15%, 7/1/03 ...............    525,966
            Ulster County, New York, Industrial
              Development Agency, Kingston
              Hospital Project, RB, LOC:
   230,000    4.40%, 11/15/01 .............    228,954
   245,000    4.50%, 11/15/02 .............    242,927
            Yates County, New York, Industrial
              Development Agency, Soldiers &
              Sailors Memorial Hospital, RB, FHA,
   560,000    5.50%, 2/1/19 ...............    552,966
                                           -----------
                                            32,341,035
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       35

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            NORTH CAROLINA -- 0.04%
            Wake County, North Carolina, Hospital
              Revenue, RB, ETM,
 $ 220,000    6.25%, 1/1/08 ............... $  230,201
                                           -----------
            NORTH DAKOTA -- 0.09%
            North Dakota State Housing Financial
              Agency Revenue, Housing Finance
              Program, RB, Series D, AMT:
   110,000    4.55%, 7/1/08 ...............    106,832
   130,000    4.85%, 7/1/11 ...............    125,867
   130,000    4.95%, 1/1/12 ...............    125,831
   125,000    5.00%, 1/1/13 ...............    120,035
                                           -----------
                                               478,565
                                           -----------
            OHIO -- 2.85%
            Cuyahoga County, Ohio, Mortgage
              Revenue, RB, AMT, GNMA,
   205,000    5.20%, 9/20/09 ..............    206,904
            Cuyahoga County, Ohio, Multi-Family
              Housing, Water Street Association,
              RB, AMT, GNMA,
   975,000    6.25%, 12/20/36 .............    990,239
            Franklin County, Ohio, Housing Revenue,
              Rosewind Limited Partnership,
              AMT, RB,
   175,000    4.90%, 1/1/02 ...............    175,047
            Hancock County, Ohio, Multi-Family
              Housing, Crystal Glen Apartments,
              RB, Series C, AMT, LOC,
   915,000    5.05%, 1/1/10 ...............    881,767
            Jefferson County, Ohio, GO, Asset
              Guaranty,
   240,000    6.625%, 12/1/05 .............    251,966
            Lorain County, Ohio, Health Care
              Facilities, Kendal at Oberlin, RB,
              Series B, Optional Put @ 100,2
 1,175,000    4.75%, 2/1/02 ...............  1,153,051
            Lorain County, Ohio, Hospital Finance
              Authority, Humility of Mary Health
              Care, RB, Series A,
              Pre-Refunded @ 100,4
 4,520,000    5.90%, 6/15/05 ..............  4,752,644
            Lorain County, Ohio, Hospital Finance
              Authority, Humility of Mary Health
              Care, RB, Series B, ETM,
   755,000    7.20%, 12/15/11 .............    792,312
            Lorain County, Ohio, Hospital Finance
              Authority, Humility of Mary Health
              Care, RB, Series D, ETM,
   825,000    7.125%, 12/15/06 ............    865,103

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Ohio Capital Corporation for Housing
              Mortgage Revenue, Section 8 Assisted
              Project, RB, Series A, FHA / MBIA,
$  100,000    4.50%, 1/1/03 ............... $   99,141
            Ohio Capital Corporation for Housing
              Mortgage Revenue, Section 8 Assisted
              Project, RB, Series C, FHA / MBIA,
 1,395,000    5.10%, 7/1/09 ...............  1,385,263
            Ohio Capital Corporation for Housing
              Mortgage Revenue, Section 8 Assisted
              Project, RB, Series E, FHA / MBIA,
   230,000    5.70%, 1/1/05 ...............    234,154
            Ohio Capital Housing Corporation
              Mortgage, Georgetown Section 8,
              RB, Series A, FHA,
   910,000    6.625%, 7/1/22 ..............    937,700
            Ohio Lucas-Palmer Housing Development
              Corporation, Palmer Gardens, RB,
              Series A, MBIA / FHA,
   225,000    5.90%, 7/1/07 ...............    231,462
            Ohio State Pollution Control RB,
              General Motors Corporation Project,
   185,000    6.50%, 3/1/06 ...............    186,961
            Ohio State Water Development
              Authority, Pollution Control Facilities
              Revenue, Republic Steel Project,
              RB, ETM,
    80,000    6.375%, 6/1/07 ..............     83,697
            Sandusky County, Ohio, Health Care
              Facilities Revenue, Bethany Place
              Retirement Center Project, RB, FNMA,
    85,000    5.15%, 7/1/09 ...............     85,704
            Stark County, Ohio, Health Care Facility,
              Rose Land Incorporated Project, RB,
              GNMA / FHA:
   850,000    5.30%, 7/20/18 ..............    808,308
   940,000    5.35%, 7/20/23 ..............    883,045
                                           -----------
                                            15,004,468
                                           -----------
            OKLAHOMA -- 1.18%
            Cleveland County, Oklahoma, Home
              Loan Authority, Single Family
              Mortgage, Series 1992,
   800,000    8.375%, 8/1/12 ..............    824,032
            Grand River, Oklahoma, Dam Authority,
              RB, ETM,
 1,935,000    6.25%, 11/1/08 ..............  2,002,299
            McAlester, Oklahoma, Public Works
              Authority, RB, ETM, FSA:
   115,000    8.25%, 12/1/04 ..............    130,778
   560,000    8.25%, 12/1/05 ..............    652,506
   145,000    8.25%, 12/1/06 ..............    172,714

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Oklahoma Housing Finance Agency,
              Multi-Family Housing, Northpark &
              Meadowlane Project, RB, FNMA,
$  280,000    5.10%, 12/1/07 .............. $  277,040
            Oklahoma Ordnance Works Authority,
              Ralston Purina Project, RB,
 1,500,000    6.30%, 9/1/15 ...............  1,521,105
            Payne County, Oklahoma, Home Finance
              Authority, Single Family Mortgage,
              RB, Series A,
   320,000    8.625%, 3/1/11 ..............    331,888
            Tulsa, Oklahoma, Municipal Airport
              Travel Revenue, RB, AMT,
   280,000    7.60%, 12/1/30 ..............    287,512
                                           -----------
                                             6,199,874
                                           -----------
            OREGON -- 0.22%
            Cow Creek Band, Oregon, Umpqua
              Tribe of Indians, Oregon Revenue,
              RB, Series B, 144A, AMBAC,
   880,000    5.10%, 7/1/12 ...............    874,588
            Oregon State Economic Development
              Communication, Economic &
              Industrial Development Revenue,
              Globe-Union, RB,
   160,000    6.25%, 4/1/03 ...............    159,339
            Oregon State Health Housing
              Educational & Cultural Facilities
              Authority, Cedarwest Housing, RB,
              Series A, AMT, LOC,
   135,000    4.65%, 1/2/08 ...............    129,813
                                           -----------
                                             1,163,740
                                           -----------
            PENNSYLVANIA-- 15.71%
            Aliquippa Beaver County, Pennsylvania,
              Asset Guaranty, GO, Partially ETM,
   195,000    8.25%, 9/15/01 ..............    200,910
            Allegheny County, Pennsylvania, Airport
              Revenue, Greater Pittsburgh
              International Airport, RB, Partially
              Pre-Refunded @ 102 on 1/1/02, FSA,4
 2,000,000    6.625%, 1/1/22 ..............  2,065,660
            Allegheny County, Pennsylvania, Hospital
              Development Authority, Allegheny
              General Hospital Project, RB,
              Series A, MBIA,
 2,820,000    6.20%, 9/1/15 ...............  3,069,739

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Allegheny County, Pennsylvania,
              Hospital Development Authority,
              Health Center -- UPMC Health
              Systems, RB, MBIA:
$1,690,000    4.65%, 11/1/09               $ 1,628,332
 1,420,000    5.00%, 11/1/23 ..............  1,275,558
            Allegheny County, Pennsylvania, Hospital
              Development Authority, North Hills
              Passavant Hospital, RB, ETM,
   210,000    6.75%, 7/1/05 ...............    220,485
            Allegheny County, Pennsylvania,
              Industrial Development Authority,
              HVL Plaza Project, RB, AMT, LOC,
   700,000    6.00%, 10/1/04 ..............    693,028
            Allegheny County, Pennsylvania,
              Industrial Development Authority,
              RB, Series A,
 1,320,000    6.70%, 12/1/20 ..............  1,329,042
            Allegheny County, Pennsylvania,
              Residential Finance Authority, Single
              Family Mortgage, RB, GNMA,
   185,000    6.50%, 11/1/14 ..............    186,304
            Allegheny County, Pennsylvania,
              Residential Finance Authority, Single
              Family Mortgage, RB, Series CC-1,
              GNMA,
   570,000    5.20%, 5/1/17 ...............    545,416
            Allegheny County, Pennsylvania,
              Residential Finance Authority, Single
              Family Mortgage, RB, Series CC-2,
              GNMA,
   280,000    5.20%, 5/1/17 ...............    267,924
            Allentown, Pennsylvania, Hospital
              Authority, Sacred Heart Hospital of
              Allentown, RB,
   325,000    6.20%, 11/15/03 .............    328,952
            Beaver County, Pennsylvania, Industrial
              Development Authority, Health Care
              Revenue Refunding, RB, GNMA,
 2,410,000    4.85%, 5/20/10 ..............  2,409,952
            Berks County, Pennsylvania, Municipal
              Authority, Health Care Pooled
              Financing Project, RB,
 1,200,000    5.00%, 3/1/28 ...............  1,023,684
            Berks County, Pennsylvania,
              Redevelopment Authority, Multi-Family
              Revenue, Woodgate Associate Project,
              RB, Series A, FNMA,
 1,610,000    5.15%, 1/1/19 ...............  1,486,497
            Bucks County, Pennsylvania, Saint Mary's
              Hospital Authority, RB, ETM,
    70,000    6.625%, 7/1/04 ..............     72,688

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       37

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Chester County, Pennsylvania, Health &
              Education Facility, Immaculata College,
              RB:
$  170,000    4.65%, 10/15/01 ............. $  169,432
   230,000    4.75%, 10/15/02 .............    228,429
   215,000    4.85%, 10/15/03 .............    213,231
   270,000    4.90%, 10/15/04 .............    267,206
   265,000    5.00%, 10/15/06 .............    260,182
   310,000    5.00%, 10/15/07 .............    302,355
   120,000    5.10%, 10/15/08 .............    117,088
   230,000    5.125%, 10/15/09 ............    223,562
   280,000    5.30%, 10/15/11 .............    271,578
            Chester County, Pennsylvania, Health &
              Educational Facility Authority,
              Barclay Friends Project, RB, Series B,
              Mandatory Put @ 100, LOC,2
 2,400,000    4.60%, 8/1/02 ...............  2,376,024
            Clearfield, Pennsylvania, Hospital
              Revenue Authority, Clearfield Hospital
              Project, RB,
   890,000    6.875%, 6/1/16 ..............    891,344
            Cumberland County, Pennsylvania,
              Municipal Revenue Authority,
              Presbyterian Homes Project, RB,
 1,210,000    6.00%, 12/1/26 ..............  1,128,652
            Dauphin County, Pennsylvania, General
              Authority, WW15 Term, RB, Mandatory
              Tender @ 100,2
   525,000    6.85%, 6/1/09 ...............    538,498
            Delaware County, Pennsylvania, College
              Revenue Authority, RB Series B:
   200,000    4.75%, 10/1/06 ..............    191,286
   205,000    4.85%, 10/1/07 ..............    195,832
   345,000    4.95%, 10/1/08 ..............    329,040
 2,675,000    5.50%, 10/1/19 ..............  2,432,003
            Delaware County, Pennsylvania,
              Housing Authority, Dunwoody Village
              Project, RB,
   130,000    5.625%, 4/1/09 ..............    130,036
            Delaware River Port Authority,
              Pennsylvania, RB, ETM,
   135,000    6.50%, 1/15/11 ..............    145,144
            Erie, Pennsylvania, Higher Education
              Building Authority, Gannon University
              Project, RB, Series E,
   800,000    5.20%, 7/15/16 ..............    735,256
            Erie, Pennsylvania, Higher Education
              Building Authority, Mercyhurst College
              Project, RB:
   110,000    5.75%, 3/15/12 ..............    110,300
   600,000    5.75%, 3/15/13 ..............    597,330
   325,000    5.85%, 3/15/17 ..............    316,306

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Erie, Pennsylvania, Higher Education
              Building Authority, Mercyhurst College
              Project, RB, Series B,
$1,370,000    5.75%, 3/15/13 ..............$ 1,363,904
            Falls Township, Pennsylvania, Hospital
              Authority, Delaware Valley Medical
              Center, RB, FHA,
   705,000    6.90%, 8/1/11 ...............    708,349
            Fayette County, Pennsylvania, Hospital
              Authority, Uniontown Hospital, RB,
              Connie Lee Insured:
   210,000    5.20%, 6/15/04 ..............    213,589
   845,000    5.40%, 6/15/06 ..............    870,511
   450,000    5.45%, 6/15/07 ..............    465,368
 1,070,000    5.55%, 6/15/08 ..............  1,113,046
 1,135,000    5.65%, 6/15/09 ..............  1,183,408
            Hampton Township, Pennsylvania, GO,
   275,000    6.30%, 6/1/02 ...............    278,385
            Jefferson County, Pennsylvania,
              Municipal Authority, RB, ETM, MBIA,
    65,000    7.00%, 12/1/02 ..............     66,853
            Lancaster, Pennsylvania, Sewer
              Authority, RB, ETM,
    70,000    6.00%, 4/1/12 ...............     74,233
            Lebanon County, Pennsylvania, Good
              Samaritan Hospital Authority, RB, ETM,
    10,000    6.80%, 11/1/01 ..............     10,108
            Monroeville, Pennsylvania, Hospital
              Authority, East Suburban Health Center
              Project, RB, Pre-Refunded @ 100,4
   865,000    7.60%, 7/1/04 ...............    932,954
            Montgomery County, Pennsylvania,
              Industrial Development Authority,
              Pollution Control Revenue, Peco
              Energy Company, RB, Series A,
 5,500,000    5.20%, 10/1/30 ..............  5,469,035
            Montgomery County, Pennsylvania,
              GO, ETM,
   175,000    9.00%, 8/15/04 ..............    188,876
            Montgomery County, Pennsylvania,
              Higher Education Authority, Waverly
              Heights Project, RB,
   230,000    5.00%, 1/1/03 ...............    227,231
            Montgomery County, Pennsylvania,
              Industrial Development Authority RB,
              BMHR Associated Project, LOC,
   185,000    6.75%, 11/15/04 .............    192,306
            Montgomery County, Pennsylvania,
              Industrial Development Authority,
              ECRI Project, RB,
   220,000    6.40%, 6/1/03 ...............    219,289

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       38

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Montgomery County, Pennsylvania,
              Industrial Development Authority,
              Meadowood Corporation Project, RB,
              Series A, Pre-Refunded @ 102,4
$1,875,000    10.25%, 12/1/00 .............$ 1,920,656
            Mount Lebanon, Pennsylvania,
              Hospital Authority, RB, ETM,
   130,000    7.00%, 7/1/06 ...............    137,960
            Northampton County, Pennsylvania,
              Industrial Development Authority,
              Strawbridge & Clothier Project,
              RB, ETM,
   165,000    7.20%, 12/15/01 .............    167,727
            Pennsylvania Housing Finance Agency,
              Rental Housing, RB, FNMA:
   305,000    5.15%, 7/1/03 ...............    306,101
 3,945,000    6.50%, 7/1/23 ...............  4,080,629
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB,
              Series 1991-31A, AMT,
   175,000    7.00%, 10/1/05 ..............    179,466
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB,
              Series 64, AMT,1
 1,575,000    0.00%, 4/1/30 ...............    869,384
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB,
              Series 65A, AMT,
   145,000    4.60%, 10/1/08 ..............    142,336
            Pennsylvania Southeastern Greene School
              District, GO, ETM,
    25,000    9.375%, 7/1/03 ..............     26,835
            Pennsylvania State Finance Authority,
              Municipal Capital Imports Program, RB,
              Investment Agreement,
 1,815,000    6.60%, 11/1/09 ..............  1,934,137
            Pennsylvania State Higher Educational
              Facilities Authority, Health Services
              Revenue, RB, Series A,
 3,735,000    7.00%, 1/1/09 ...............  3,947,148
            Pennsylvania State Higher
              Educational Facilities Authority,
              UPMC Health Systems, RB, Series A,
              FSA:
   800,000    5.25%, 8/1/10 ...............    811,520
   800,000    5.25%, 8/1/11 ...............    807,792
            Pennsylvania State Higher Educational
              Facility Authority, College & University
              Revenue, RB, Asset Guaranty,
   800,000    5.15%, 3/15/20 ..............    739,032

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Pennsylvania State Higher Educational
              Facility Authority, Health Services
              Revenue, Allegheny Delaware Valley
              Obligation, RB, Series A, MBIA,
$  200,000    5.40%, 11/15/07 ............. $  205,528
            Pennsylvania State Higher Educational
              Facility Authority, Health Services
              Revenue, Allegheny Delaware Valley
              Obligation, RB, Series C, MBIA,
 1,450,000    5.875%, 11/15/18 ............  1,464,283
            Pennsylvania State Higher Educational
              Facility, Allegheny Delaware Valley
              Obligation, RB, Series A, MBIA:
 1,010,000    5.60%, 11/15/09 .............  1,049,148
 2,215,000    5.70%, 11/15/11 .............  2,312,748
            Pennsylvania State Higher Educational
              Facility, Gwynedd Mercy College, RB,
 1,080,000    5.00%, 11/1/08 ..............  1,060,571
            Pennsylvania State Higher Educational
              Facility, University of The Arts, RB,
              Asset Guaranty:
   125,000    4.75%, 3/15/05 ..............    125,043
   200,000    4.85%, 3/15/06 ..............    200,200
   230,000    5.10%, 3/15/09 ..............    230,409
            Pennsylvania State Higher Educational
              Facility, Ursinus College, RB:
   120,000    5.00%, 1/1/02 ...............    120,247
   140,000    5.10%, 1/1/03 ...............    140,588
   140,000    5.20%, 1/1/04 ...............    140,963
   165,000    5.30%, 1/1/05 ...............    166,521
   190,000    5.40%, 1/1/06 ...............    192,375
   960,000    5.85%, 1/1/17 ...............    937,382
            Philadelphia Hospital & Higher
              Education Auhority, Pennsylvania,
              Health System, RB, Series A, FHA,
 2,690,000    5.375%, 1/1/28 ..............  2,489,461
            Philadelphia, Pennsylvania, Authority for
              Industrial Development, Simpson
              Housing Project:
   240,000    5.00%, 8/15/09 ..............    218,242
   290,000    5.00%, 8/15/10 ..............    259,138
   240,000    5.10%, 8/15/11 ..............    213,113
            Philadelphia, Pennsylvania, Hospital &
              Higher Education Facilities Authority
              Revenue, Temple University Childrens
              Medical, RB,
    65,000    4.40%, 6/15/01 ..............     64,527
            Philadelphia, Pennsylvania, Hospitals &
              Higher Education, RB, ACA,
 1,550,000    6.20%, 5/1/11 ...............  1,571,189

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       39

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Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Philadelphia, Pennsylvania, Housing
              Redevelopment Authority,
              Multi-Family Housing, RB, HUD,
$  790,000    5.45%, 2/1/23 ............... $  748,999
            Philadelphia, Pennsylvania, Industrial
              Development Authority, Elmira
              Jefferies Memorial Home, RB, FHA,
   405,000    4.75%, 2/1/08 ...............    390,286
            Philadelphia, Pennsylvania, Industrial
              Development Authority, Jeanes
              Physicians' Office, RB, Series A,
   605,000    9.375%, 7/1/10 ..............    606,416
            Philadelphia, Pennsylvania,
              Redevelopment Authority, First Lien
              Mortgage, Series A,
   696,000    6.50%, 1/1/29 ...............    713,240
            Philadelphia, Pennsylvania, Saint
              Agnes Medical Center Project,
              RB, ETM,
    40,000    6.75%, 8/15/01 ..............     40,077
            Pittsburgh, Pennsylvania, Urban
              Redevelopment Authority, RB,
              Series C, AMT, FNMA / GNMA,
   160,000    5.95%, 10/1/29 ..............    160,099
            Potter County, Pennsylvania, Hospital
              Redevelopment Authority, Charles
              Cole Memorial Hospital, RB, Asset
              Guaranty,
   230,000    5.10%, 8/1/02 ...............    231,435
            Pottsville, Pennsylvania, Hospital
              Authority, Hospital Revenue, Hospital
              & Warne Clinic, RB, ACA,
   530,000    5.625%, 7/1/24 ..............    493,626
            Pottsville, Pennsylvania, Hospital
              Authority, Pottsville Hospital & Warne
              Clinic, RB:
   600,000    4.70%, 7/1/01 ...............    595,734
   630,000    4.80%, 7/1/02 ...............    618,692
   680,000    5.15%, 7/1/09 ...............    602,419
 1,790,000    5.50%, 7/1/18 ...............  1,465,133
   455,000    7.25%, 7/1/24 ...............    500,163
            Scranton-Lackawanna Counties,
              Pennsylvania, Health & Welfare
              Authority, RB,
   170,000    6.625%, 4/15/07 .............    170,245
            Somerset County, Pennsylvania,
              Hospital Authority, Community
              Hospital District B, RB,
              Asset Guaranty:
   455,000    5.20%, 3/1/10 ...............    457,412
   135,000    5.30%, 3/1/11 ...............    135,948

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Washington County, Pennsylvania,
              Hospital Revenue Authority,
              Canonsburg General Hospital
              Project, RB, Pre-Refunded @ 102,4
$  425,000    7.35%, 6/1/03 ............... $  455,583
            Williamsport, Pennsylvania,
              Multi-Family Housing Authority,
              RB, Series A, MBIA / FHA,
 1,165,000    5.25%, 1/1/15 ...............  1,090,743
            York County, Pennsylvania, Hospital
              Authority, Hanover Hospital
              Incorporated, RB, AMBAC,
   745,000    4.60%, 12/1/09 ..............    714,701
            York, Pennsylvania, Housing
              Redevelopment Mortgage Corporation,
              RB, Series A,
   870,000    6.875%, 11/1/09 .............    884,181
                                           -----------
                                            82,859,261
                                           -----------
            RHODE ISLAND-- 0.90%
            Central Falls, Rhode Island, GO,
              Pre-Refunded @ 103,4
   125,000    9.25%, 11/15/00 .............    128,321
            Rhode Island Housing & Mortgage
              Finance Corporation, Homeownership
              Opportunity, RB, Series 2,
   750,000    7.70%, 10/1/10 ..............    780,188
            Rhode Island State Health & Educational
              Building Corporation Revenue, Higher
              Education Facility, Roger Williams,
              RB, AMBAC,
   490,000    5.00%, 11/15/24 .............    443,024
            Rhode Island State Industrial
              Facilities Corporation, Industrial
              Development Revenue, Building
              Authority Program, RB, AMT:
   175,000    4.70%, 4/1/05 ...............    169,649
   190,000    4.80%, 4/1/06 ...............    183,730
   185,000    4.90%, 4/1/07 ...............    178,516
   160,000    5.00%, 4/1/08 ...............    154,230
   210,000    5.10%, 4/1/09 ...............    202,610
   225,000    5.20%, 4/1/10 ...............    217,260
   230,000    5.25%, 4/1/11 ...............    220,547
   245,000    5.30%, 4/1/12 ...............    233,840
   265,000    5.35%, 4/1/13 ...............    253,091
    65,000    5.40%, 4/1/14 ...............     61,747
   305,000    5.50%, 4/1/19 ...............    271,904
   380,000    5.60%, 4/1/24 ...............    334,168
            Rhode Island State Industrial Facility
              Corporation, Crystal Thermoplastics
              Project, Series A, AMT,
   285,000    6.95%, 8/1/14 ...............    293,160

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       40

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            West Warwick, Rhode Island, GO,
              Series A, Asset Guaranty,
$  585,000    7.30%, 7/15/08 .............. $  628,056
                                           -----------
                                             4,754,041
                                           -----------
            SOUTH CAROLINA-- 2.30%
            Myrtle Beach, South Carolina,
              Convention Center Project, COP, ETM,
   620,000    6.75%, 7/1/02 ...............    632,685
            South Carolina Economic Jobs
              Development, Westminster
              Presbyterian, RB, Series A,
   735,000    5.125%, 11/15/08 ............    696,677
            South Carolina Job Economic
              Development, Caterpillar
              Incorporated Project, RB, AMT,
   375,000    5.05%, 6/1/08 ...............    362,603
            South Carolina Jobs Economic
              Development Revenue Authority,
              Ebenezer Nursing, RB, GNMA,
 1,295,000    6.90%, 1/20/37 ..............  1,398,393
            South Carolina State Housing Finance &
              Development Authority, Bryton Point
              Apartments Project, Mandatory
              Put @ 100, FNMA,2
 2,290,000    5.70%, 6/1/05 ...............  2,347,296
            South Carolina State Housing Finance &
              Development Authority, Runway Bay
              Apartments Projects, RB,
   560,000    5.50%, 12/1/05 ..............    562,923
            South Carolina State Housing Finance &
              Development Authority, Westbury
              Plantation, RB, FHA,
   340,000    6.05%, 7/1/27 ...............    339,966
            South Carolina State Housing Finance &
              Development Authority, Hunting Ridge
              Apartments, RB, Mandatory
              Put @ 100, AMT,2
   755,000    6.75%, 6/1/10 ...............    777,174
            York County, South Carolina, Industrial
              Revenue, Hoechst Celanese, RB, AMT,
 5,565,000    5.70%, 1/1/24 ...............  4,998,427
                                           -----------
                                            12,116,144
                                           -----------
            SOUTH DAKOTA -- 0.25%
            South Dakota Housing Development
              Authority, Multi-Family Housing, RB,
              Series B, HUD,
   755,000    7.00%, 4/1/12 ...............    787,850

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            South Dakota Housing Development
              Authority, Homeownership Mortgage,
              RB, Series A,
$  515,000    5.50%, 5/1/10 ............... $  520,737
                                           -----------
                                             1,308,587
                                           -----------
            TENNESSEE-- 2.32%
            Greeneville, Tennessee, Health &
              Education Facility Board, Southern
              Advent Hospital, RB, ETM,
   255,000    8.70%, 10/1/09 ..............    297,692
            Memphis, Tennessee, Health, Education
              & Housing Facility Board, Multi-Family
              Housing, Hickory Pointe Apartments
              Project, RB, Series A, MBIA,
   465,000    5.40%, 7/1/10 ...............    467,748
            Memphis-Shelby County, Tennessee,
              Tennessee Airport, Federal Express
              Corporation, RB,
 3,735,000    6.75%, 9/1/12 ...............  3,880,628
            Nashville & Davidson Counties,
              Tennessee, Health & Education
              Facilities Board, Homes, Inc. Project,
              RB, Series A, Pre-Refunded @ 105,4
   185,000    9.00%, 11/1/07 ..............    232,613
            Nashville & Davidson County, Tennessee,
              Health & Education Facilities Board,
              Modal Health, RB, Asset Guaranty,
   630,000    5.50%, 5/1/23 ...............    595,092
            Nashville & Davidson County, Tennessee,
              Health & Education Facility Revenue
              Board, Multi-Family Housing, RB,
              Mandatory Put @ 100, FNMA,2
 1,610,000    5.20%, 2/1/06 ...............  1,629,771
            Nashville & Davidson, Tennessee,
              Multi-Family Housing, Welch Bend
              Apartments, RB, Series A, Mandatory
              Put @ 100, FNMA,2,3
 1,600,000    5.50%, 1/1/07 ...............  1,622,400
            Shelby County, Tennessee, Health
              Educational & Housing Facility Board,
              Methodist Health Systems, RB, MBIA,
 1,505,000    5.20%, 8/1/13 ...............  1,502,923
            Shelby County, Tennessee,
              Multi-Family Housing, Windsor
              Apartments, RB, Series A, Asset
              Guaranty:
 1,000,000    6.50%, 10/1/07 ..............  1,037,780
   370,000    6.75%, 10/1/17 ..............    385,640
            Shelby County, Tennessee, Public
              Improvements, GO, Series B,
    10,000    5.25%, 11/1/06 ..............     10,338

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       41

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Shelby County, Tennessee, GO, Series B,
$  405,000    5.50%, 8/1/07 ............... $  424,954
            Tennessee Energy Acquisition
              Corporation, Gas Revenue, RB,
              Series B, AMBAC,
   140,000    5.00%, 9/1/07 ...............    134,354
                                           -----------
                                            12,221,933
                                           -----------
            TEXAS -- 6.49%
            Austin, Texas, Hotel Occupancy Tax, RB,
              Series A, AMBAC,
 1,340,000    5.125%, 11/15/14 ............  1,322,165
            Austin, Texas, Water Sewer & Electric
              Revenue, RB,
   360,000    14.00%, 11/15/01 ............    376,895
            Bexar County, Texas, Housing Finance
              Corporation, GO,1
 1,330,000    0.00%, 3/1/15 ...............    552,549
            Bryan, Texas, Higher Education Authority,
              Allen Academy Project, RB, Series A:
   320,000    6.50%, 12/1/06 ..............    319,027
 1,315,000    7.30%, 12/1/16 ..............  1,319,866
            Collin County, Texas, Housing Financial
              Corporation, Preston Bend Apartments
              Project, RB, Mandatory Put @ 100,
              AXA,2
   930,000    6.50%, 9/1/03 ...............    931,349
            Del Rio, Texas, GO, Asset Guaranty:
   115,000    7.50%, 4/1/03 ...............    120,967
   145,000    7.50%, 4/1/04 ...............    154,957
    95,000    7.50%, 4/1/08 ...............    105,674
   145,000    7.50%, 4/1/09 ...............    160,598
    95,000    6.50%, 4/1/10 ...............     99,305
    45,000    5.55%, 4/1/11 ...............     44,024
    95,000    5.65%, 4/1/13 ...............     92,194
    45,000    5.75%, 4/1/16 ...............     42,962
   185,000    5.75%, 4/1/17 ...............    175,395
            Denison, Texas, Hospital Authority,
              Texoma Medical Center, RB, ETM,
   125,000    7.125%, 7/1/08 ..............    135,410
            Edgewood, Texas, Independent School
              District, RB:
   530,000    4.90%, 8/15/08 ..............    499,196
   560,000    5.00%, 8/15/09 ..............    526,870
   585,000    5.00%, 8/15/10 ..............    543,336
   645,000    5.25%, 8/15/13 ..............    601,076
            Gregg County, Texas, Housing Finance
              Corporation, Summer Lake Project,
              RB, Series A, Mandatory Put @ 100,
              AXA,2
   615,000    6.40%, 3/1/06 ...............    634,797

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Harris County, Texas, Health Facilities
              Development Corporation, Memorial
              Hospital System, RB, Pre-Refunded
              at various dates,
$5,525,000    7.125%, 6/1/15 ..............$ 5,835,616
            Harris County, Texas, Housing Finance
              Corporation, Cypress Ridge
              Apartments, RB, AMT, FSA,
   210,000    5.70%, 6/1/06 ...............    212,692
            Harris County, Texas, Toll Road
              Authority, GO, MBIA,
   855,000    7.125%, 8/15/01 .............    823,758
            Heart of Texas Housing Finance
              Corporation, Multi-Family Housing
              Revenue, RB, GNMA, AMT,
 1,000,000    7.40%, 9/20/35 ..............  1,119,750
            Houston, Texas, Housing Finance
              Corporation, RB, Series A-2,1
 1,380,000    0.00%, 6/1/14 ...............    513,181
            Houston, Texas, Housing Finance
              Corporation, Series A-1, RB,
   520,000    8.00%, 6/1/14 ...............    554,892
            Houston, Texas, Port Authority, Airport
              and Marina Improvement, RB,
   100,000    5.75%, 5/1/02 ...............    100,582
            Houston, Texas, Sewer Systems,
              RB, ETM:
   480,000    5.40%, 10/1/04 ..............    486,485
   175,000    6.375%, 10/1/08 .............    186,757
            Odessa, Texas, Housing Finance
              Corporation, Single Family Mortgage,
              RB, Series A, FNMA,
   123,720    8.45%, 11/1/11 ..............    130,223
            Panhandle, Texas, Regional Housing
              Finance Corporation, Single Family
              Mortgage, RB, Series A, AMT, GNMA,
   290,000    7.50%, 5/1/24 ...............    291,334
            Robstown, Texas, Electric Light &
              Power Revenue, RB:
   100,000    6.00%, 12/1/02 ..............    100,076
   100,000    6.00%, 12/1/03 ..............    100,076
   100,000    6.00%, 12/1/04 ..............    100,076
   100,000    6.00%, 12/1/05 ..............    100,076
   100,000    6.00%, 12/1/06 ..............    100,076
            Southeast, Texas, Housing Finance
              Corporation, Residual Revenue
              Capital Appreciation, RB,1
 8,255,000    0.00%, 9/1/17 ...............  3,384,137

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       42

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Texas Capital Area, Housing Finance
              Corporation, IDK Partners II Trust,
              Series A,
$1,195,000    6.50%, 11/1/19 ..............$ 1,201,154
            Texas Gulf Coast Waste Disposal
              Authority, Atlantic Richfield Company
              Project, RB, Pre-Refunded @ 100,4
   305,000    6.50%, 8/1/03 ...............    315,638
            Texas Northeast Hospital Authority,
              RB, ETM,
   535,000    8.00%, 7/1/08 ...............    597,242
            Texas State Department Housing &
              Community Affairs, Meadow Ridge
              Apartments Project, RB, AMT, FNMA,
 1,185,000    5.05%, 8/1/08 ...............  1,176,669
            Texas State Department Housing &
              Community Affairs, Volente Project,
              RB, AMT, FNMA,
   885,000    5.00%, 7/1/08 ...............    872,760
            Tarrant County, Texas, Health Facility,
              South Central Nursing, RB, Series A,
              MBIA / FHA,
   185,000    6.00%, 1/1/37 ...............    187,374
            Tarrant County, Texas, Housing Finance
              Corporation, Multi-Family Housing,
              Summit Project, RB, Series A,
              Mandatory Put @ 100, FNMA,2
 1,510,000    5.08%, 9/1/07 ...............  1,498,720
            Texarkana, Texas, Housing Finance
              Corporation, Summerhill, RB,
              Series A, GNMA,
   175,000    5.55%, 1/20/07 ..............    176,540
            Texas State Department Housing &
              Community Affairs, Single Family
              Revenue, RB, Series E, MBIA,
 1,200,000    6.00%, 9/1/17 ...............  1,228,464
            Texas State, GO, Series A,
   500,000    6.00%, 10/1/06 ..............    535,345
            Texas Water Resident Finance Authority
              Revenue Refunding, RB, AMBAC,
   470,000    4.60%, 8/15/08 ..............    462,424
            Travis County, Texas, Housing Finance
              Corporation, Broadmoor Apartments
              Project, RB, AMT, FSA,
   725,000    5.70%, 6/1/06 ...............    736,027
            University of Texas, Texas, RB,
              Series A,
   500,000    6.50%, 8/15/01 ..............    508,225

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Willow Fork, Texas, Drain District, GO,
              AMBAC:
 $  80,000    4.60%, 9/1/05 ............... $   79,755
   185,000    4.60%, 9/1/06 ...............    183,775
   320,000    4.65%, 9/1/07 ...............    317,322
   215,000    4.70%, 9/1/08 ...............    213,403
   310,000    4.80%, 9/1/09 ...............    308,438
   325,000    4.90%, 9/1/10 ...............    323,976
   390,000    4.90%, 9/1/11 ...............    384,817
                                           -----------
                                            34,206,467
                                           -----------
            UTAH -- 1.24%
            Hilldale, Utah, GO,
   220,000    7.50%, 12/15/03 .............    228,551
            Provo City, Utah, Housing Authority,
              Multi-Family Housing, Lookout Pointe
              Apartments, RB, GNMA,
   385,000    6.00%, 7/20/08 ..............    402,352
            Utah State Housing Agency, Single
              Family Mortgage, RB, AMT,
 1,610,000    5.40%, 7/1/20 ...............  1,551,702
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB, AMT,
   240,000    5.25%, 7/1/12 ...............    234,684
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB, AMT,
              FHA,
    20,000    7.60%, 1/1/22 ...............     20,066
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series A-2, AMT,
   660,000    5.40%, 7/1/16 ...............    647,579
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series A-2, Class III, AMT,
   465,000    5.05%, 7/1/12 ...............    453,682
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series B-2, AMT,
   380,000    5.25%, 7/1/11 ...............    380,247
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series F-1, Class I,
   305,000    5.50%, 7/1/16 ...............    303,393
            Utah State Housing Finance Agency,
              Single Family Mortgage, Series A-2,
              AMT,
   330,000    5.20%, 7/1/11 ...............    325,991
            Utah State Housing Finance Agency,
              Sub-Single Family Mortgage, RB,
              AMBAC,
   390,000    5.85%, 7/1/07 ...............    406,368

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       43

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB, Series A,
$   25,000    6.05%, 7/1/25 ............... $   25,126
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB, Series C,
              Class III, AMT,
   500,000    6.25%, 7/1/14 ...............    512,520
            Weber County, Utah, Municipal Building
              Authority, RB, Asset Guaranty,
   960,000    6.75%, 12/15/04 .............  1,020,038
                                           -----------
                                             6,512,299
                                           -----------
            VERMONT -- 0.23%
            Vermont Education & Health Building
              Finance Authority, Norwich University
              Project, RB:
   150,000    4.75%, 7/1/04 ...............    147,150
   275,000    5.00%, 7/1/06 ...............    268,884
   310,000    5.00%, 7/1/07 ...............    300,917
   525,000    5.75%, 7/1/13 ...............    518,915
                                           -----------
                                             1,235,866
                                           -----------
            VIRGINIA -- 1.55%
            Alexandria Redevelopment & Housing
              Authority, Virginia, Multi-Family
              Housing, United Dominion-Parkwood
              Court, RB, AMT,
 2,245,000    6.625%, 5/1/24 ..............  2,296,949
            Arlington County, Virginia, GO,
   400,000    5.50%, 8/1/05 ...............    416,560
            Chesterfield County, Virginia,
              Industrial Development Authority,
              Multi-Family Housing, Winchester
              Greens, RB, Standby LOC:
   170,000    5.00%, 7/1/14 ...............    158,336
   135,000    5.20%, 7/1/19 ...............    122,959
            Newport News, Virginia, Industrial
              Development Authority, Mennowood
              Communities, RB, Series A, GNMA,
   875,000    7.25%, 8/1/16 ...............    973,420
            Richmond, Virginia, Metro Expressway
              Authority, RB, ETM,  AMBAC,
   790,000    7.00%, 10/15/13 .............    881,364
            Virginia Poplar Hill Community
              Development  Authority, BAN, Series B,
 2,000,000    5.50%, 6/15/01 ..............  1,999,660
            Virginia State Housing Development
              Authority, Multi-Family Mortgage,
              RB, Series D,
   600,000    6.80%, 11/1/09 ..............    622,584

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Virginia State Housing Development
              Authority, RB,
$  500,000    6.10%, 1/1/07 ............... $  513,100
            Virginia State Housing Development
              Authority, Multi-Family Mortgage, RB,
   190,000    6.30%, 11/1/08 ..............    192,198
                                           -----------
                                             8,177,130
                                           -----------
            WASHINGTON-- 1.38%
            Grays Harbor County, Washington,
              Public Utility District Number 1,
              RB, ETM,
   245,000    5.375%, 1/1/06 ..............    248,553
            King County, Washington, Housing
              Authority, Multi-Family Mortgage,
              Section 8 Assisted, RB, Series A,
   355,000    7.00%, 8/1/03 ...............    356,551
            King County, Washington, Housing
              Authority, Multi-Family Mortgage,
              Section 8 Assisted, RB, Series B,
   110,000    7.00%, 8/1/03 ...............    110,477
            Seattle, Washington, Low Income
              Housing Assistance Authority,
              Kin On Project, RB, Series A,
              GNMA,
 1,132,000    7.40%, 11/20/36 .............  1,251,188
            Spokane, Washington, Housing
              Authority, Valley 206 Apartments,
              RB, Series A,
   755,000    5.625%, 4/1/28 ..............    680,497
            Spokane, Washington, Housing
              Authority, Valley 206 Apartments,
              RB, Series B, LOC,
   420,000    5.75%, 4/1/28 ...............    388,462
            Washington State Health Care Facilities
              Authority Revenue Refunding, Our
              Lady of Lourdes Health, RB,
              Pre-Refunded @ 102,4
   280,000    7.875%, 12/1/00 .............    286,328
            Washington State Housing Finance
              Commision, Convention Deferred
              Interest, RB, Series 4A, AMT,
              FNMA / GNMA,1
 2,440,000    0.00%, 12/1/20 ..............  1,472,247
            Washington State Housing Finance
              Commision, RB, Series B,
              GNMA / FNMA,
   785,000    6.90%, 7/1/16 ...............    786,688

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       44

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Washington State Housing Finance
              Commission, Nonprofit Housing
              Revenue, Presbyterian Ministries,
              RB, Series A, ACA:
$  995,000    5.10%, 1/1/14 ............... $  917,599
   840,000    5.30%, 1/1/19 ...............    754,824
                                           -----------
                                             7,253,414
                                           -----------
            WEST VIRGINIA-- 1.44%
            Beckley, West Virginia, Nursing Facility,
              Beckley Healthcare Corporation Project,
              RB, Standby LOC:
   190,000    5.55%, 9/1/08 ...............    182,695
   150,000    5.70%, 9/1/09 ...............    144,312
            Harrison County, West Virginia, CMO,
              Series B, AMBAC,1
 2,127,000    0.00%, 10/20/10 .............  1,000,392
            Marshall County, West Virginia, Capital
              Appreciation, RB, MBIA,1
 2,255,000    0.00%, 5/1/14 ...............    803,569
            Mason County, West Virginia, Point
              Pleasant Haven, RB, LOC,
   635,000    6.20%, 12/1/05 ..............    627,901
            Preston County, West Virginia, Pollution
              Control Authority, Community-
              Monongahela, RB, Series C,
 4,105,000    4.50%, 3/1/03 ...............  4,058,285
            Raleigh Fayette & Nicholas County,
              West Virginia, Series B, AMBAC,1
 1,627,000    0.00%, 6/20/10 ..............    778,064
                                           -----------
                                             7,595,218
                                           -----------
            WISCONSIN -- 2.61%
            Oshkosh, Wisconsin, Hospital Facility,
              Mercy Medical Center. RB,
              Pre-Refunded @ 100,4
   170,000    7.375%, 7/1/07 ..............    190,488
            Pewaukee, Wisconsin, Industrial
              Development Authority, Lake County
              Development Project, RB, AMT, LOC:
   100,000    5.80%, 6/1/04 ...............    102,211
   105,000    5.90%, 6/1/05 ...............    107,892
   130,000    6.00%, 6/1/06 ...............    134,180
            Shell Lake, Wisconsin, Nursing Home
              Revenue, Terraceview Living, RB,
              GNMA,
 1,270,000    5.30%, 9/20/18 ..............  1,187,209
            West Bend, Wisconsin, GO,
   140,000    6.40%, 2/1/05 ...............    145,417
            Whitewater, Wisconsin, Waterworks
              Systems Mortgage,RB,
   185,000    7.50%, 7/1/16 ...............    209,901

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Wisconsin Housing & Economic
              Development Authority, Home
              Ownership Revenue, RB,
              Series C, FHA,
$2,500,000    6.25%, 9/1/17 ...............$ 2,532,125
            Wisconsin Housing & Economic
              Development Authority, RB,
              Series B, AMT,
   305,000    4.95%, 9/1/09 ...............    299,675
            Wisconsin State Health & Education
              Facility, Richland Hospital
              Inc. Project,
              RB, Series A, ACA,
 2,755,000    5.375%, 6/1/28 ..............  2,427,017
            Wisconsin State Health & Educational
              Facilities, Sister Sorrowful
              Mothers, RB, Series A, MBIA:
   850,000    5.10%, 8/15/07 ..............    862,402
 1,260,000    5.20%, 8/15/08 ..............  1,283,323
   890,000    5.30%, 8/15/09 ..............    909,687
            Wisconsin State Health & Educational
              Facilities, Viterbo College
              Incorporated
              Project, RB, LOC:
   110,000    5.25%, 2/1/04 ...............    110,806
    95,000    5.40%, 2/1/05 ...............     96,069
   390,000    5.75%, 2/1/12 ...............    392,808
   405,000    6.00%, 2/1/17 ...............    404,955
            Wisconsin State Health & Educational
              Facility Revenue Authority, RB, ACA,
 1,000,000    6.00%, 5/15/16 ..............  1,005,010
            Wisconsin State, GO, Series C,
   600,000    5.00%, 5/1/08 ...............    609,750
            Wisconsin State Petroleum, Inspection
              Fee Revenue, RB, Series A,
   700,000    5.40%, 7/1/08 ...............    725,263
                                           -----------
                                            13,736,188
                                           -----------
            WYOMING -- 0.77%
            Cheyenne, Wyoming, Federal Mineral
              Royalty, RB,
   755,000    6.20%, 6/1/09 ...............    784,241
            Green River-Sweetwater County,
              Wyoming, Joint Powers Board, RB,
              Series B, FSA,
   465,000    4.50%, 3/1/14 ...............    463,591
            Teton County Hospital, Wyoming,
              St. John's, RB, ACA,
   250,000    5.00%, 12/1/03 ..............    249,990
            Wyoming Community Development
              Authority, RB, Series 5, AMT,
   145,000    5.70%, 12/1/07 ..............    149,885

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       45

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Wyoming Community Development
              Authority, Single Family Mortgage,
              RB, Series B, AMT,
$   95,000    8.125%, 6/1/21 ............. $    96,540
            Wyoming Multi-Family Community
              Development Authority, Aspen Court
              Apartments Project, RB, Series A,
              Mandatory Put @ 100, AMT, LOC,2
 2,410,000    4.75%, 12/1/08 .............   2,297,742
                                           -----------
                                             4,041,989
                                           -----------
TOTAL MUNICIPAL BONDS
   (Cost $513,803,080) ................... 509,194,626
                                           -----------
            TAX-EXEMPT
            ASSET-BACKED SECURITIES-- 0.69%
            Bridlewood Village Apartments,
              Participation Certificate,
              Class A, FHA,
 1,654,482    5.60%, 9/1/21 ..............   1,654,689
            FHA Insured Trust, Series 1996-1,
              Class A-2, Private Placement,
   606,877    6.75%, 2/1/13 ..............     611,890
            FHA Insured Trust, Series 1996-1,
              Class A-3, Private Placement,
 1,383,380    7.00%, 7/1/22 ..............   1,394,807
                                           -----------
TOTAL TAX-EXEMPT ASSET-BACKED SECURITIES
   (Cost $3,645,600) .....................   3,661,386
                                           -----------
            CASH EQUIVALENT -- 1.27%
 6,688,558  Provident Institutional Municipal
              Cash Fund ..................   6,688,558
                                           -----------
TOTAL INVESTMENTS
   (Cost $524,137,238) ........   98.54%   519,544,570

OTHER ASSETS IN EXCESS
   OF LIABILITIES .............    1.46      7,707,701
                                 ------    -----------
NET ASSETS ....................  100.00%  $527,252,271
                                 ======   ============

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Mandatory  Put/Tender  Security.  The  mandatory  put/tender date is  shown as the  maturity  date on the  Schedule  of Investments.
3 Variable  Rate  Security.  The rate reported on the Schedule of Investments is the rate in effect as of October 31, 2000.
4 Pre-Refunded Security. The  pre-refunded date is shown as the maturity date on the Schedule of Investments.
Abbreviations
AMT        --  Income from security may be subject to alternative minimum tax.
CMO        --  Collaterized Mortgage Obligation
COP        --  Certificate of Participation
ETM        --  Escrowed to Maturity
GO         --  General Obligation
LOC        --  Securities are held in connection with a letter of credit by a major commercial bank.
RB         --  Revenue Bond

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
Asset Guaranty -- Asset Guaranty
AXA -- Multi-Line Insurance
FGIC -- Financial Guaranty Insurance Company
FHA -- Federal Housing Administration
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
GNMA -- Government National Mortgage Association
HUD -- Housing & Urban Development
MBIA -- Municipal Bond Investors Assurance
QBE -- Insurance Group Limited

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       46

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            MUNICIPAL BONDS -- 94.63%
            ALABAMA -- 0.25%
            Alabama 21st Century Authority,
              Tobacco Settlement Revenue, RB,
$  460,000    5.25%, 12/1/01 ............    $ 462,383
            Hartselle Medical Clinic, Alabama
              Hospital Clinic America, Board
              Hospital RB, ETM,
    10,000    6.25%, 10/1/02 ............       10,205
                                           -----------
                                               472,588
                                           -----------
            ALASKA -- 0.18%
            Alaska Municipal Bond Bank, Municipal
              Bond Bank Revenue Authority, RB,
              Series B,
    45,000    4.70%, 1/1/01 .............       45,004
            Valdez, Alaska, Marine Terminal
              Revenue, ARCO Pipe Line Company
              Project, RB, Pre-Refunded @ 100,4
   300,000    6.00%, 8/1/03 .............      309,741
                                           -----------
                                               354,745
                                           -----------
            ARIZONA-- 0.67%
            Arizona Health Facility Authority,
              Hospital Systems Revenue, Phoenix
              Baptist Hospital & Medical, RB,
              ETM, MBIA,
    75,000    6.25%, 9/1/11 .............       78,186
            Arizona Valley Housing Development
              Corporation, Roosevelt Plaza,
              RB, HUD Section 8,
   295,000    8.00%, 10/1/20 ............      297,481
            Maricopa County, Arizona, Hospital
              Revenue Authority, RB, Phoenix
              Baptist Hospital & Medical Center,
              ETM,
   100,000    7.125%, 10/1/02 ...........      102,895
            Maricopa County, Arizona, Hospital
              Revenue Authority, Samaritan Health
              Services, RB, ETM,
   220,000    6.75%, 1/1/04 .............      226,549
            Maricopa County, Arizona, Hospital
              Revenue Authority, Sun Health Corp.,
              RB, ETM,
   235,000    7.875%, 4/1/02 ............      241,658
            Maricopa County, Arizona, Industrial
              Development Authority, Lutheran
              Hospital & Homes, RB, ETM,
   335,000    6.75%, 12/1/03 ............      345,683
                                           -----------
                                             1,292,452
                                           -----------
            ARKANSAS -- 1.48%
            Arkansas State Development Finance
              Authority, Single Family Mortgage
              Revenue, RB, Series A,
    55,000    8.00%, 8/15/11 ............       57,076

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Crosett, Arkansas, Industrial Development
              Authority, Georgia Pacific Project, RB,
              Pre-Refunded @ 100,4
$  400,000    6.00%, 6/1/01 .............   $  403,100
            Little Rock, Arkansas, Residential
              Housing & Public Facility Board, RB,
              Series B,1
   465,000    0.00%, 7/15/11 ............      228,738
            Mississippi County, Arkansas, Hospital
              Revenue, RB, AMBAC, ETM,
   115,000    7.25%, 11/1/02 ............      118,042
            Rogers Ark, Arkansas, Residential
              Housing Facility Board, Innisfree
              Apartment Project, RB, Mandatory
              Put @ 100 LOC,2
   965,000    4.875%, 5/1/03 ............      954,964
            Rogers Ark, Arkansas, Sales & Use Tax
              Revenue, RB, Series 1996,
   910,000    5.00%, 11/1/15 ............      913,558
            Springdale, Arkansas, Residential
              Housing & Healthcare Facility Board,
              RB, Series A, FNMA,
   157,459    7.65%, 9/1/11 .............      170,077
                                           -----------
                                             2,845,555
                                           -----------
            CALIFORNIA -- 0.33%
            Brea, California, Public Finance Revenue
              Authority, Pre-Refunded @ 102, MBIA,4
   115,000    7.00%, 8/1/01 .............      119,745
            California ABAG Finance Authority for
              The Non-Profit Co., American Baptist
              Homes, Series A, COP,
   250,000    5.50%, 10/1/07 ............      239,315
            Los Angeles, California, Housing Authority,
              Multi-Family Housing, The Palm
              Apartments, RB, Series E, AMT FNMA,
    35,000    4.30%, 1/1/01 .............       35,002
            Los Angeles, California, Public Facility
              Corporation, RB, ETM,
    80,000    5.40%, 8/1/07 .............       82,788
            Santa Clara County, California, Housing
              Authority, Amberwood Apartments
              Project, RB, Series C, FNMA,
   155,000    4.75%, 10/1/07 ............      155,079
                                           -----------
                                               631,929
                                           -----------
            COLORADO -- 5.25%
            Aurora, Colorado, Single Family
              Mortgage Revenue, RB, Series A,
   140,000    7.30%, 5/1/10 .............      143,062
            Broomfield, Colorado, GO, Series C, FSA,1
   100,000    0.00%, 12/1/00 ............       99,621
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series A,
   300,000    4.375%, 10/1/06 ...........      292,389
See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       47

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series B,
$  500,000    4.875%, 4/1/07 ............   $  488,415
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series D-3,
 1,000,000    5.15%, 4/1/11 .............    1,000,270
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series D-1,
   210,000    6.60%, 8/1/17 .............      214,265
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series C-2,
              AMT,
    95,000    6.85%, 8/1/22 .............       95,833
            Colorado Housing & Finance Authority,
              Single Family Housing Program, RB,
              AMT, Series E,
    35,000    6.25%, 12/1/09 ............       35,376
            Colorado Housing Finance Authority,
              Single Family Program, Series B, RB,
    25,000    4.625%, 11/1/05 ...........       24,390
            Colorado Meridian Metropolitan
              District, GO,
 6,500,000    7.50%, 12/1/11 ............    6,720,870
            Colorado Student Obligation Board
              Authority, Series C, RB, AMT,
   565,000    6.90%, 9/1/01 .............      576,306
            El Paso County, Colorado, Colonial
              Multi-Family Mortgage Revenue,
              Cottonwood Terrace Project, RB,
              GNMA,
    15,000    5.25%, 9/20/03 ............       15,107
            El Paso County, Colorado, Colonial
              Residual Revenue, RB, Series C,
              AMT,1
 1,000,000    0.00%, 7/10/14 ............      357,750
            Logan County, Colorado, Single Family
              Mortgage, RB, Series A,
    50,000    8.50%, 11/1/11 ............       51,711
                                           -----------
                                            10,115,365
                                           -----------
            CONNECTICUT -- 2.04%
            Connecticut Health & Educational
              Facilities, Lutheran General Health
              Care System, RB, ETM,
    50,000    7.25%, 7/1/04 .............       52,439
            Connecticut State Housing Finance
              Authority, Housing Mortgage
              Finance Program, RB, Series B,
   150,000    7.00%, 11/15/02 ...........      151,662
            Connecticut State, GO,
   245,000    5.25%, 7/1/02 .............      245,167

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Stamford, Connecticut, Multi-Family
              Housing Revenue Authority, Fairfield
              Apartments Project, RB, AMT,
              Mandatory Put @ 100,2
$3,750,000    4.75%, 12/1/08 ............  $ 3,475,725
                                           -----------
                                             3,924,993
                                           -----------
            DELAWARE -- 0.13%
            Delaware State, Health Facilities
              Authority, Beebe Medical Center, RB,
   180,000    5.80%, 6/1/01 .............      179,582
            Delaware Transportation Authority,
              Delaware Turnpike Revenue, RB, ETM,
    45,000    9.00%, 7/1/01 .............       46,280
            Dover, Delaware, Water & Sewer
              Revenue, RB, Series B, MBIA,
    20,000    7.20%, 7/1/01 .............       20,043
                                           -----------
                                               245,905
                                           -----------
            DISTRICT OF COLUMBIA -- 0.18%
            District of Columbia Housing Finance
              Agency, Multi-Family Housing
              Revenue, Rockburne Estates,
              RB, AMT, GNMA,
   360,000    5.20%, 2/20/09 ............      352,379
                                           -----------
            FLORIDA -- 3.86%
            Alachua County, Florida, Health
              Facility Authority, Shands Teaching
              Hospital & Clinics Inc., RB, ETM,
   350,000    7.00%, 12/1/01 ............      355,414
            Dade County, Florida, Housing Finance
              Authority, Single Family Mortgage
              Revenue, RB, Series B-1, AMT,
              FNMA / GNMA,
   235,382    6.10%, 4/1/27 .............      245,685
            Florida State Board of Public Education,
              GO, ETM,
   500,000    6.20%, 5/1/06 .............      516,780
            Fort Meyers, Florida, Improvement
              Revenue Authority, Special
              Assessment, Pre-Refunded @ 100,4
   275,000    7.05%, 7/1/03 .............      292,413
            Gainesville, Florida, Utility Systems
              Revenue, RB, ETM,
   685,000    6.20%, 10/1/02 ............      695,522
            Lee County, Florida, Justice Center
              Complex, RB, Series A, ETM, MBIA,
     5,000    10.75%, 1/1/01 ............        5,045
            Orange County, Florida, Housing
              Authority, RB, CMO, Series A,
              AMT, GNMA,
    45,000    7.25%, 9/1/11 .............       46,221

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       48

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Palm Beach County, Florida, Housing
              Finance Authority, Single Family
              Mortgage Purpose Revenue, RB,
              Series A, AMT, GNMA / FNMA,
$   40,000    6.15%, 10/1/17 ............   $   40,750
            Putnam County, Florida, Development
              Authority, Pollution Control Revenue,
              Hudson Pulp & Paper Corporation
              Project, RB,
   210,000    7.25%, 5/1/02 .............      211,407
            St. Johns County, Florida, Housing
              Finance Authority, Housing Revenue,
              RB, FNMA,3
 5,000,000    4.35%, 2/15/28 ............    5,000,000
            Tallahassee, Florida, Municipal
              Electricity, RB, ETM,
    25,000    9.10%, 10/1/02 ............       26,597
                                           -----------
                                             7,435,834
                                           -----------
            GEORGIA -- 4.76%
            Atlanta, Georgia, Urban Residential
              Finance Authority, Multi-Family
              Revenue, Shamrock Garden
              Apartmnets Project, RB, AMT, FNMA,
   365,000    5.10%, 10/1/14 ............      345,476
            Augusta-Richmond County, Georgia,
              Coliseum Revenue Authority, RB, ETM,
   145,000    6.30%, 2/1/10 .............      154,524
            Canton, Georgia, Multi-Family Housing
              Authority, Canterbury Ridge
              Apartments Project, RB, FNMA, AMT,
   500,000    4.90%, 3/1/08 .............      490,320
            Clarke County, Georgia, Hospital
              Authority, RB, MBIA, ETM,
   130,000    9.75%, 1/1/02 .............      134,423
            Cobb County, Georgia, Water & Sewer
              Revenue, RB, ETM,
   200,000    9.50%, 1/1/02 .............      206,588
            Cobb County, Georgia, Kennestone
              Hospital Authority, RB, MBIA, ETM,
   110,000    10.25%, 2/1/02 ............      114,423
            Crisp County, Georgia, Industrial
              Development Authority, Cobis
              Products Company, RB, ETM,
   109,000    6.30%, 7/1/02 .............      109,688
            Dekalb County, Georgia, Industrial
              Development Authority, RB, LOC, AMT,
   245,000    5.40%, 11/1/03 ............      247,678
            Fulton County, Georgia, Housing
              Authority, Single Family Revenue,
              RB, AMT, GNMA,
    60,000    6.20%, 3/1/13 .............       59,489

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Marietta, Georgia, Housing Authority,
              Multi-Family Revenue, RB, Series A,
              FNMA,3
$7,300,000    4.30%, 5/15/07 ............  $ 7,300,000
                                           -----------
                                             9,162,609
                                           -----------
            IDAHO -- 1.22%
            Boise City, Idaho, Industrial
              Development Corporation, Western
              Trailer Company Project, RB,
              AMT, LOC,
   650,000    4.75%, 12/15/02 ...........      644,156
            Idaho Housing Agency, Single Family
              Mortgage, RB, Series B-2, AMT,
   585,000    6.50%, 7/1/25 .............      593,091
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
              Series G-2, AMT,
   100,000    5.75%, 1/1/14 .............      100,580
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
              Sub Series H-2, AMT,
   910,000    5.85%, 1/1/14 .............      922,385
            Idaho Falls Electric, RB, ETM,
     5,000    8.75%, 4/1/01 .............        5,081
            Idaho State Housing Agency, Single
              Family Mortgage, RB, Series C-1,
    85,000    7.65%, 7/1/10 .............       86,176
                                           -----------
                                             2,351,469
                                           -----------
            ILLINOIS -- 7.70%
            Dupage County, Illinois, Water & Sewer,
              RB, MBIA, ETM,
   275,000    10.50%, 1/1/02 ............      285,466
            East Saint Louis, Illinois, Dawson
              Manor, RB, Series A, MBIA,
   235,000    5.875%, 1/1/06 ............      240,306
            Homewood, Illinois, CTFS, GO, MBIA,
    20,000    5.70%, 12/1/01 ............       20,242
            Illinois Health Facilities Authority
              Revenue, Macneal Memorial Hospital
              Association Project, RB,
              Pre-Refunded @ 100,4
    90,000    6.60%, 8/1/01 .............       91,350
            Illinois Health Facilities Authority
              Revenue, Midwest Group Ltd.,
              RB, ACA,
 3,300,000    5.375%, 11/15/08 ..........    3,325,278
            Illinois Health Facilities Authority
              Revenue, RB, Pre-Refunded @ 102,4
   645,000    9.00%, 10/1/02 ............      710,526
            Illinois Health Facilities Authority
              Revenue, RB, Series A, FSA,
   918,000    7.60%, 8/15/10 ............      938,297

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       49

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Illinois Health Facilities Authority,
              Evangelical Hospital Association
              Project, RB, ETM,
$  125,000    6.60%, 10/1/03 ............   $  129,206
            Illinois Health Facilities Authority
              Revenue, Sydney R. Forkosh Memorial
              Hospital, RB, Pre-Refunded @ 100,4
   105,000    7.00%, 7/1/02 .............      108,423
            Illinois Health Facilities Revenue
              Authority, Community Hospital of
              Ottawa Project, RB,
   300,000    6.75%, 8/15/14 ............      304,323
            Illinois Health Facilities Revenue
              Authority, Ravenswood Hospital
              Medical Center Project, RB, ETM,
   130,000    7.25%, 8/1/06 .............      138,749
            Illinois Industrial Development
              Finance Authority, Rayner &
              Rinn-Scott Project, RB, AMT, LOC:
   160,000    5.65%, 6/1/03 .............      161,482
   170,000    5.70%, 6/1/04 .............      172,128
   195,000    6.35%, 6/1/15 .............      199,109
            Illinois State Toll Highway Authority, RB,
              Pre-Refunded @ 100,4
   195,000    6.75%, 7/1/06 .............      206,825
            Onterie Center, Illinois, Housing
              Finance Corporation, Onterie Center
              Project, RB, MBIA, FHA,
 3,000,000    7.00%, 7/1/12 .............    3,140,910
            Palatine County, Illinois, Multi-Family
              Housing, Clover Ridge East Apartments,
              RB, Mandatory Put @ 100, LOC,2,3
   500,000    4.75%, 12/15/02 ...........      494,715
            Palatine County, Illinois, Tax Increment
              Revenue, Dundee Road Redevelopment
              Project, Tax Allocation Bond, AMBAC,
 1,500,000    5.25%, 1/1/17 .............    1,484,430
            Pittsburgh, Illinois, Urban
              Redevelopment Authority, Hazlewood
              Project, RB, MBIA / FHA,
    60,000    5.40%, 1/1/22 .............       56,464
            St. Clair County, Illinois, COP, MBIA,
   230,000    8.00%, 12/1/01 ............      238,561
            Urbana, Illinois, Residential Mortgage
              Revenue, RB, ETM,
 2,245,000    7.30%, 9/1/06 .............    2,374,087
                                           -----------
                                            14,820,877
                                           -----------
            INDIANA -- 4.28%
            Indiana Health Facility Financing
              Authority, Hospital Revenue,
              Community Hospital Improvements
              Project, RB, MBIA,
 5,000,000    6.40%, 5/1/12 .............    5,192,100

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Indiana State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Home Mortgage Program, RB, GNMA,
$  440,000    7.50%, 1/1/16 .............   $  449,482
            La Porte, Indiana, Economic Development
              Agency, RB, FGIC, ETM,
    45,000    7.375%, 6/1/01 ............       45,674
            Michigan City, Indiana, Pollution Control
              Revenue, Northern Indianna Public
              Service Co. Project, RB,
 2,420,000    5.70%, 10/1/03 ............    2,428,881
            Vigo County, Indiana, Hospital Authority,
              RB, ETM,
   120,000    6.875%, 4/1/04 ............      124,370
                                           -----------
                                             8,240,507
                                           -----------
            IOWA -- 2.38%
            Des Moines, Iowa, Hospital Revenue
              Authority, Fairview Community,
              Lutheran Hospital, MBIA, ETM,
 1,135,000    9.50%, 11/15/02 ...........    1,191,148
            Dubuque, Iowa, Hospital Facilities,
              Finley Hospital Project, RB, ETM,
 2,875,000    6.875%, 1/1/12 ............    3,005,784
            Muscatine, Iowa, Electric Revenue,
              RB, ETM,
   380,000    6.50%, 1/1/04 .............      390,876
                                           -----------
                                             4,587,808
                                           -----------
            KANSAS -- 0.27%
            Saline County, Kansas, Single Family
              Mortgage, RB, Series A,
    30,000    9.50%, 10/1/11 ............       30,739
            Wichita, Kansas, Hospital Revenue,
              RB, ETM:
    35,000    6.00%, 7/1/04 .............       35,725
   160,000    7.00%, 3/1/06 .............      168,893
            Wichita, Kansas, Hospital Revenue, Wesley
              Medical Center, RB, MBIA, ETM,
   275,000    10.00%, 4/1/02 ............      287,721
                                           -----------
                                               523,078
                                           -----------
            KENTUCKY -- 0.60%
            Campbell & Kenton Counties, Kentucky,
              Sanitation District Revenue Authority,
              RB, ETM,
   180,000    6.375%, 8/1/03 ............      184,694
            Kentucky State, Pollution Abatement,
              Authority Revenue, RB, ETM,
    75,000    5.90%, 8/1/03 .............       76,484
            Kentucky Rural Economic Development
              Authority, RB, Optional Put on
              12/1/04 @ 100, AMT, LOC,2
   915,000    6.75%, 12/1/14 ............      899,244
                                           -----------
                                             1,160,422
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       50

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            LOUISIANA -- 1.11%
            Calcasieu Parish, Louisiana, Mortgage
              Revenue Authority, RB, Series B,
$   50,000    6.375%, 11/1/02 ...........   $   50,320
            East Baton Rouge Parish Hospital,
              Louisiana, RB, ETM,
    40,000    6.20%, 10/1/02 ............       40,791
            Louisiana Public Facilities Revenue
              Authority, RB, Series A-1,
 1,325,000    6.20%, 3/1/01 .............    1,332,062
            Louisiana State Health Education
              Authority, Alton Ochsner Medical
              Foundation Issue-A, RB, ETM,
   360,000    8.75%, 5/1/05 .............      391,475
            Ouachita Parish, Louisiana, Industrial
              Development Board Incorporated,
              Physicians & Surgeons Medical,
              RB, LOC,
   325,000    4.80%, 8/1/02 .............      324,707
                                           -----------
                                             2,139,355
                                           -----------
            MAINE -- 0.88%
            Bucksport, Maine, Solid Waste Disposal
              Revenue, Champ International
              Corporation Project, RB,
   395,000    6.25%, 5/1/10 .............      400,435
            Maine Finance Revenue Authority,
              Electronic Rate Stabilization, RB,
              AMT, FSA,
 1,400,000    5.20%, 7/1/18 .............    1,301,958
                                           -----------
                                             1,702,393
                                           -----------
            MARYLAND -- 0.09%
            Annapolis, Maryland, Economic
              Development, Saint John's College
              Facility, RB,
   175,000    4.60%, 10/1/02 ............      174,645
                                           -----------
            MASSACHUSETTS -- 3.82%
            Massachusetts Educational Loan
              Revenue Authority, RB, Series A-Issue
              D, MBIA, AMT,
   190,000    7.75%, 1/1/08 .............      192,669
            Massachusetts State Housing Finance
              Agency, RB, FNMA,
 2,000,000    6.875%, 11/15/11 ..........    2,097,980
            Massachusetts State Health &
              Educational Facilities Authority
              Revenue, Deutsches Altenheim, RB,
              Pre-Refunded @ 102, FHA,4
   840,000    7.70%, 12/30/99 ...........      856,800
            Massachusetts State Housing Finance
              Agency, Residential Development,
              RB, FNMA,
 3,000,000    6.80%, 11/15/12 ...........    3,136,830

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Massachusetts State Industrial Finance
              Agency, Ames Safety Envelope
              Company, RB, AMT, LOC,
$  110,000    5.91%, 9/1/05 .............   $  109,989
            Massachusetts State Development
              Finance Agency, Curry College,
              Series A, RB, ACA,
   175,000    4.10%, 3/1/04 .............      168,514
            Massachusetts State Health &
              Educational Facilities Authority,
              Community Health Center, RB,
              Series B, Mandatory Put @ 100, LOC,2
   800,000    5.50%, 5/15/01 ............      796,840
                                           -----------
                                             7,359,622
                                           -----------
            MICHIGAN -- 2.10%
            Detroit, Michigan, Economic
              Development Corporation,
              Association Limited Partnership, RB,
              Mandatory Put @ 100,2
 1,305,000    7.00%, 6/1/02 .............    1,331,009
            Detroit, Michigan, Water Supply
              System, RB, ETM,
 1,095,000    8.875%, 1/1/05 ............    1,190,024
            Kalamazoo, Michigan, Hospital Finance
              Authority, RB, ETM,
   120,000    7.00%, 7/1/01 .............      121,678
            Lapeer, Michigan, Tax Increment Finance
              Authority, Pre-Refunded @ 102,4
   500,000    7.50%, 6/1/02 .............      531,890
            Michigan Home Corporation, Single
              Family Revenue, Series A,
              FNMA / GNMA,
   400,000    4.80%, 6/1/19 .............      397,116
            Michigan Municipal Bond Revenue
              Authority, Wayne County Project, GO,
              ETM, MBIA,
   170,000    7.40%, 12/1/02 ............      175,405
            Michigan State Housing Development
              Authority, Rental Housing Revenue,
              RB, Series A,
   200,000    6.00%, 4/1/01 .............      200,828
            Michigan State Building Authority, RB,
              Series II, ETM, MBIA,
    15,000    7.40%, 4/1/01 .............       15,128
            Michigan State Hospital Finance
              Authority, Saint Joseph Mercy Hospital
              Project, RB, ETM,
    70,000    7.00%, 7/1/05 .............       73,777
                                           -----------
                                             4,036,855
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       51

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            MINNESOTA -- 0.90%
            Fridley, Minnesota, Communal
              Development Revenue, Fridley Bus
              Plaza, RB, Mandatory Put @ 100,
              AMT, LOC,2
$1,145,000    5.375%, 9/1/01 ............  $ 1,144,427
            Minneapolis & St. Paul, Minnesota,
              Housing & Redevelopment Authority,
              Health One Obligated Group, RB,
              Series A, Pre-Refunded @ 100, MBIA,4
   300,000    7.40%, 8/15/02 ............      310,818
            St. Paul, Minnesota, Science Museum,
              COP, ETM,
   215,794    7.50%, 12/15/01 ...........      219,666
            St. Paul, Minnesota, Port Authority,
              Hospital Revenue, RB, ETM,
    55,000    7.75%, 7/1/04 .............       58,516
                                           -----------
                                             1,733,427
                                           -----------
            MISSISSIPPI-- 1.34%
            Corinth & Alcorn County, Mississippi,
              Magnolia Regional Health Center,
              Series A, RB,
 1,000,000    4.75%, 10/1/03 ............      983,840
            Gulfport, Mississippi, Hospital Facility
              Revenue, Memorial Hospital at
              Gulfport, RB, ETM,
   240,000    6.25%, 7/1/02 .............      243,826
            Jackson, Mississippi, Housing Authority,
              Multi-Family, Arbor Peak Apartment
              Project, RB, Mandatory Put @ 100,
              AMT, LOC,2
 1,000,000    5.05%, 12/1/01 ............      998,810
            Mississippi Higher Educational
              Authority, RB, Series B,
   350,000    6.10%, 7/1/01 .............      353,199
                                           -----------
                                             2,579,675
                                           -----------
            MISSOURI-- 1.40%
            Freeman Hospital, Missouri, RB, ETM,
    75,000    6.75%, 8/1/03 .............       77,557
            Joplin, Missouri, Industrial Development,
              Hospital Facilities Revenue, Tri State
              Osteopathic Hospital Improvements,
              RB, Pre-Refunded @102,4
    25,000    8.25%, 12/15/01 ...........       26,364
            Missouri State Housing Development,
              Single Family Mortgage, RB, AMT,
              GNMA,
   265,000    6.625%, 12/1/17 ...........      270,167
            Saint Louis County, Missouri, Single
              Family Mortgage, RB, AMBAC,
   200,000    9.25%, 10/1/16 ............      204,330

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Saint Louis, Missouri, Airport Revenue,
              RB, ETM,
$   45,000    12.10%, 7/1/01 ............   $   47,223
            St. Louis, Missouri, Land Clearance
              Redevelopment Authority, RB,
              Pre-Refunded @ 102,4
 2,030,000    7.75%, 1/1/01 .............    2,077,949
                                           -----------
                                             2,703,590
                                           -----------
            MONTANA -- 1.04%
            Montana State Higher Education
              Assistance, RB, Series C, AMT,
 1,965,000    5.95%, 12/1/12 ............    1,995,438
                                           -----------
            NEBRASKA -- 2.53%
            Buffalo County, Nebraska, Hospital
              Authority, Good Samaritan Hospital
              Project, RB, ETM,
     5,000    7.40%, 11/1/00 ............        5,000
            Clay County, Nebraska, Industrial
              Development Revenue, Hybrids
              Cooperative Project, RB, AMT, LOC:
   200,000    4.10%, 3/15/01 ............      199,294
   310,000    4.20%, 3/15/02 ............      305,961
   375,000    4.30%, 3/15/03 ............      367,260
 1,000,000    4.75%, 3/15/09 ............      942,780
            Fillmore County, Nebraska, Industrial
              Development Revenue, Omalley Grain
              Incorporated Project, RB, AMT, LOC:
   135,000    3.90%, 12/1/00 ............      134,899
   155,000    4.20%, 12/1/03 ............      150,476
   150,000    4.30%, 12/1/04 ............      144,636
   170,000    4.40%, 12/1/05 ............      162,217
   175,000    4.50%, 12/1/06 ............      166,134
   185,000    4.60%, 12/1/07 ............      174,979
   190,000    4.70%, 12/1/08 ............      179,255
            Nebraska Consumers Public Power
              District, Nuclear Facility Revenue, RB,
   130,000    5.10%, 1/1/03 .............      130,048
            Nebhelp Incorporated, Nebraska,
              Student Loan Program, RB, MBIA, AMT,
 1,690,000    5.875%, 6/1/14 ............    1,732,926
            Nebraska State Investment Finance
              Authority, Single Family Mortgage,
              RB, AMT, GNMA,
    70,000    7.50%, 3/15/15 ............       71,098
                                           -----------
                                             4,866,963
                                           -----------
            NEVADA-- 0.04%
            Nevada State Housing Division,
              Multi-Unit Housing Revenue, RB,
              Issue A, AMT, FNMA,
    35,000    6.45%, 10/1/04 ............       36,114

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       52

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Washoe, Nevada, Housing Finance
              Corporation, Multi-Family Revenue,
              Golden Apartments II, RB, MBIA / FHA,
$   35,000    6.875%, 7/1/21 ............   $   35,747
                                           -----------
                                                71,861
                                           -----------
            NEW HAMPSHIRE-- 1.28%
            New Hampshire Higher Educational &
              Health Facilities Revenue Authority,
              Elliot Hospital Manchester, RB, ETM,
    20,000    6.70%, 10/1/04 ............       20,746
            New Hampshire Higher Educational &
              Health Facilities Revenue Authority,
              St. Anselm College, RB,
 2,205,000    6.375%, 7/1/23 ............    2,212,232
            New Hampshire Housing Finance
              Authority, Single Family Housing, RB,
              Series B,
    40,000    7.55%, 7/1/09 .............       40,522
            New Hampshire State, Housing Finance
              Authority, RB, AMT, LOC,
   185,000    6.125%, 1/1/18 ............      185,228
                                           -----------
                                             2,458,728
                                           -----------
            NEW JERSEY -- 5.25%
            New Jersey Economic Development
              Authority, Reformed Church Ministries,
 2,220,000    4.95%, 12/1/28 ............    2,166,431
            New Jersey Health Care Facilities,
              Financing Authority Revenue Refunding,
              RB, Refunded to Variable dates, FHA,
 2,000,000    6.80%, 8/1/19 .............    2,051,360
            New Jersey Health Care Facilities,
              Muhlenberg REGL-B, RB, MBIA,
   850,000    8.00%, 7/1/18 .............      851,156
            New Jersey State Educational Facilities,
              Fairleigh Dickinson University, RB,
              Series C, ETM,
   750,000    7.75%, 7/1/01 .............      759,285
            New Jersey State Housing Finance
              Agency, Mortgage Revenue, RB,
              Pre-Refunded @ 100, HUD:4
    50,000    6.25%, 11/1/00 ............       50,000
 1,000,000    6.375%, 11/1/00 ...........    1,000,000
            New Jersey State Turnpike Authority
              RB, ETM,
 2,695,000    10.375%, 1/1/03 ...........    2,878,152
            New Jersey State Turnpike Authority,
              RB, ETM, MBIA,
    15,000    10.375%, 1/1/03 ...........       15,952
            New Jersey State, GO,
   340,000    5.00%, 4/30/02 ............      339,320
                                           -----------
                                            10,111,656
                                           -----------

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            NEW MEXICO -- 2.92%
            Albuquerque, New Mexico, Industrial
              Development Revenue, MCT
              Industries Incorporated Project, RB,
              Series A, AMT,
$4,330,000    6.50%, 4/1/17 .............  $ 4,494,973
            Albuquerque, New Mexico, CMO,
              Class B-2, FGIC,1
 1,711,000    0.00%, 5/15/11 ............      807,678
            Clovis, New Mexico, Hospital Revenue,
              RB, ETM,
    70,000    7.375%, 8/1/03 ............       73,135
            Taos County, New Mexico, Local
              Hospital Gross, RB, Series B,
              Asset Guaranty,
   245,000    5.00%, 5/15/02 ............      245,037
                                           -----------
                                             5,620,823
                                           -----------
            NEW YORK-- 0.88%
            Battery Park City, New York,
              Revenue Authority, RB, Series B,
   620,000    5.20%, 11/1/23 ............      618,121
            New York State Dormitory Authority
              Revenues, Capital Appreciation, RB,
              Series C, FSA,1
   340,000    0.00%, 7/1/04 .............      279,840
            New York State Dormitory Revenue
              Authority, FFT Senior Community's
              Incorporated, RB, Series B, LOC,
              Mandatory Put @ 1002
   250,000    5.70%, 5/13/05 ............      252,475
            New York State Housing Finance
              Agency, Hospital & Nursing Home
              Project, RB, ETM,
    65,000    6.875%, 11/1/07 ...........       69,711
            Onondaga County, New York, Industrial
              Development Agency, Lemoyne
              College Project, RB, Series A,
   190,000    5.00%, 3/1/03 .............      189,202
            Yates County, New York, Industrial
              Development Agency, Soldiers &
              Sailors Memorial Hospital, RB,
              Series A, FHA,
   285,000    5.00%, 2/1/09 .............      287,086
                                           -----------
                                             1,696,435
                                           -----------
            NORTH CAROLINA -- 0.22%
            North Carolina Medical Care Community
              Hospital, Duke University Hospital
              Project, RB, ETM,
   280,000    6.70%, 7/1/03 .............      289,262

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       53

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Surry County, North Carolina, Industrial
              Facilities & Pollution Control Financing
              Revenue Authority, Weyerhaeuser
              Company Project, RB,
$  135,000    9.25%, 12/1/02 ............   $  140,688
                                           -----------
                                               429,950
                                           -----------
            NORTH DAKOTA -- 0.10%
            Minot, North Dakota, Health Care
              Facilities, RB, ETM,
   175,000    6.50%, 9/1/07 .............      183,920
                                           -----------
            OHIO -- 2.01%
            Elyria, Ohio, Hospital Revenue, RB, ETM,
   250,000    6.80%, 4/1/03 .............      256,852
            Franklin County, Ohio, Multi-Family
              Revenue, Lincoln Park Project, RB,
              AMT, GNMA,
   435,000    5.65%, 4/20/13 ............      436,870
            Hamilton County, Ohio, Hospital
              Facilities, Saint Francis -- Saint
              Georges Hospital Inc., RB, ETM,
    40,000    7.625%, 2/15/01 ...........       40,321
            Lucas County, Ohio, Riverside
              Hospital Project, RB, ETM,
    30,000    6.95%, 8/1/04 .............       31,398
            Lucas County, Ohio, Mercy Hospital
              Project, RB, ETM,
   480,000    6.00%, 9/1/04 .............      491,582
            Mason, Ohio, Health Care Facilities,
              MCV Health Care Facilities Project,
              RB, GNMA,
    45,000    5.25%, 2/20/20 ............       41,848
            Middletown, Ohio, Improvement
              Revenue, RB, ETM,
    20,000    6.375%, 4/1/06 ............       20,841
            Ohio Housing Finance Agency, Single
              Family Mortgage, RB, Series A, BIGI,
   305,000    5.75%, 4/1/16 .............      305,000
            Ohio State Air Quality Development
              Authority, Armco Steel Corporation
              Project, RB, ETM,
    95,000    7.875%, 11/1/00 ...........       95,000
            Ohio State Water Development
              Authority, Akron Ohio Project, RB, ETM,
   235,000    8.00%, 12/1/04 ............      250,019
            Ohio State Capital Housing Corporation,
              Section 8 Assisted, RB, MBIA,
   480,000    4.50%, 1/1/03 .............      475,877
            Ohio State Water Development Authority,
              Pollution Control Facilities Revenue,
              Republic Steel Project, RB, ETM,
    65,000    6.375%, 6/1/07 ............       68,004

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Stark County, Ohio, Hospital Revenue
              Authority, RB, ETM,
$1,280,000    6.875%, 12/1/06 ...........  $ 1,347,930
                                           -----------
                                             3,861,542
                                           -----------
            OKLAHOMA -- 2.40%
            Bryan County, Oklahoma, Economic
              Development Revenue Authority,
              Single Family Mortgage, RB, Series A,
    65,000    8.60%, 7/1/10 .............       66,371
            Canadian County, Oklahoma, Home Finance
              Authority, Single Family Mortgage
              Revenue, Mortgage Backed Securities
              Program, RB, Series B, AMT, GNMA,
 1,255,000    5.50%, 9/1/14 .............    1,252,490
            Oklahoma Environmental Finance,
              Public Service Company of Oklahoma,
              RB,
 1,000,000    5.90%, 12/1/07 ............    1,000,670
            Oklahoma City, Oklahoma, Hospital,
              RB, ETM,
   285,000    6.40%, 2/1/05 .............      294,433
            Oklahoma State Industrial Authority
              Revenue, Presbyterian Hospital,
              RB, ETM,
   380,000    6.25%, 10/1/02 ............      387,847
            Oklahoma State Industrial Authority,
              Baptist Medical Center, RB, ETM,
   190,000    7.00%, 7/1/03 .............      196,169
            Oklahoma State Turnpike Revenue
              Authority, RB, ETM,
    55,000    4.70%, 1/1/06 .............       55,136
            Ponca City, Oklahoma, Hospital Revenue
              Authority, RB, ETM,
   170,000    7.625%, 4/1/03 ............      175,994
            Stillwater, Oklahoma, Medical Center
              Authority, ETM,
   245,000    6.30%, 1/1/04 .............      251,323
            Tulsa, Oklahoma, Industrial Revenue
              Authority, Hillcrest Medical Center,
              RB, ETM,
   415,000    6.50%, 4/1/07 .............      436,352
            Tulsa, Oklahoma, Municipal Airport,
              AMT, RB,
   500,000    7.60%, 12/1/30 ............      513,415
                                           -----------
                                             4,630,200
                                           -----------
            PENNSYLVANIA-- 13.33%
            Allegheny County, Pennsylvania,
              Residential Finance Mortgage Revenue
              Authority, Single Family Mortgage, RB,
              Series DD-2, AMT, GNMA,
   135,000    4.80%, 11/1/07 ............      134,113

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       54

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Allegheny County, Pennsylvania,
              Hospital Development Revenue
              Authority, North Hills, Passavant
              Hospital, RB, ETM,
$   90,000    6.75%, 7/1/05 .............   $   94,494
            Allegheny County, Pennsylvania, Industrial
              Development Authority, Three Parkway
              Center East, RB, Optional Put on
              12/1/01 @ 100, LOC,3
     5,000    5.05%, 12/1/04 ............        5,000
            Allegheny County, Pennsylvania,
              Residential Finance Authority, Single
              Family Mortgage, RB, Series AA,
              AMT, GNMA,
   100,000    5.10%, 5/1/01 .............      100,255
            Allegheny Valley School District,
              Pennsylvania, GO, ETM,
    85,000    6.00%, 12/1/03 ............       86,663
            Athens, Pennsylvania, Area School
              Authority, RB, ETM,
    60,000    6.25%, 4/1/02 .............       60,391
            Baldwin Whitehall, Pennsylvania,
              School Building Revenue Authority,
              RB, Pre-Refunded $7,610,000 to
              11/15/03 @ 100, Balance ETM,4
    50,000    6.70%, 11/15/07 ...........       52,902
            Beaver County, Pennsylvania, Hospital
              Authority Revenue, Saint Francis
              General Hospital, RB, ETM,
    50,000    7.75%, 7/15/01 ............       51,156
            Beaver County, Pennsylvania, Industrial
              Development & Pollution Control
              Revenue Authority, RB,
   220,000    6.00%, 5/1/07 .............      220,220
            Bensalem Township, Pennsylvania,
              Water & Sewer Authority, RB, ETM,
    15,000    5.70%, 11/1/02 ............       15,160
            Blairsville-Saltsburg, Pennsylvania,
              School District, GO, ETM, AMBAC,
   130,000    9.00%, 5/15/03 ............      138,945
            Bucks County, Pennsylvania, Saint
              Mary's Hospital Authority, RB, ETM,
   115,000    6.625%, 7/1/04 ............      119,416
            Butler, Pennsylvania, Penn Area School
              District, GO, FGIC,
    50,000    6.60%, 9/1/02 .............       50,866
            California, Pennsylvania, Area School
              Building, MBIA, ETM,
    35,000    5.75%, 5/15/03 ............       35,430
            Carbon County, Pennsylvania, GO,
              Pre-Refunded @ 100, MBIA,4
    25,000    5.00%, 12/15/00 ...........       25,020

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Catasauqua, Pennsylvania, Penn Area
              Schools, GO, ETM,
$   60,000    8.40%, 2/15/01 ............   $   60,676
            Chester County, Pennsylvania, Hospital
              Authority, RB, ETM,
    15,000    7.50%, 7/1/09 .............       16,469
            Clearfield Hospital Authority,
              Pennsylvania, Clearfield Hospital
              Project, RB,
   285,000    6.875%, 6/1/16 ............      285,430
            Dauphin County, Pennsylvania, General
              Authority Sub Series QQQ 2--
              Mandatory Put @ 100, RB, AMBAC,2,3
 1,015,000    4.625%, 6/2/03 ............    1,013,376
            Dauphin County, Pennsylvania, General
              Authority, RB, Mandatory Put @ 100,2,3
   200,000    6.40%, 6/3/02 .............      203,970
            Delaware County, Pennsylvania,
              Hospital Revenue Authority,
              Crozer-Chester Medical Center, RB,
    45,000    5.125%, 12/15/00 ..........       44,991
            Delaware County, Pennsylvania,
              Industrial Development Authority,
              Pollution Control Revenue, Peco
              Energy Company Project, RB, Series A,
              Mandatory Put @ 100,2
 1,250,000    5.20%, 10/1/04 ............    1,245,575
            Delaware County, Pennsylvania,
              Authority University Revenues,
              Villanova University RB, ETM,
    65,000    9.625%, 8/1/02 ............       68,831
            East Pennsboro Township, Pennsylvania,
              GO, ETM,
    90,000    6.00%, 3/1/02 .............       91,010
            Hampton Township, Pennsylvania, GO,
    65,000    6.30%, 6/1/02 .............       65,800
            Hazleton, Pennsylvania, Health Services,
              Authority Hospital, RB,
              Pre-Refunded @ 102,4
 2,040,000    8.375%, 1/1/03 ............    2,225,518
            Langhorne Manor Borough, Pennsylvania,
              Higher Education & Health Revenue
              Authority, Woods Schools, Partially
              Pre-Refunded: $600,000 to 11/15/02
              @ 100, AMBAC,4
   235,000    6.60%, 11/15/10 ...........      240,741
            Lehigh County, Pennsylvania, Industrial
              Development Authority, RB, ETM,
   580,000    7.20%, 12/15/01 ...........      589,616
            Ligonier, Pennsylvania, Municipal Water
              Revenue Authority, RB,
    95,000    6.30%, 4/15/06 ............       95,094

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       55

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Montour, Pennsylvania, School Authority,
              RB, ETM, MBIA,
$   55,000    6.40%, 12/1/02 ............   $   55,754
            Northampton County, Pennsylvania,
              Hospital Authority, RB, ETM,
   120,000    7.50%, 7/1/02 .............      123,616
            Northampton County, Pennsylvania,
              Industrial Development Authority,
              Strawbridge Project, RB, ETM,
    45,000    7.20%, 12/15/01 ...........       45,744
            Pennsylvania Economic Development
              Financing Revenue Authority,
              Dr. Gertrude A. Barber Center
              Incorporated, RB, Asset Guaranty,
 1,000,000    6.15%, 12/1/20 ............    1,000,010
            Pennsylvania Energy Development
              Authority, Piney Creek, RB, Series B,
              AMT LOC,
    15,000    7.20%, 12/1/00 ............       15,024
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB,
              Series 65A, AMT,
   425,000    4.80%, 10/1/22 ............      419,985
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB,
              Series 1991-32,
   175,000    7.15%, 4/1/15 .............      180,278
            Pennsylvania Interboro School District
              Authority, RB,
              MBIA, ETM,
   395,000    6.40%, 9/1/01 .............      401,636
            Pennsylvania Intergovernmental
              Corporation Authority, Special Tax
              Bond, ETM, FGIC,
   110,000    6.00%, 6/15/02 ............      111,763
            Philadephia, Pennsylvania, Municipal
              Revenue Authority, RB, Series D,
    70,000    6.00%, 7/15/03 ............       70,582
            Pennsylvania State, Higher Education
              Facilities Authority, Pennsylvania,
              Health Services Revenue, RB, MBIA,
   200,000    4.80%, 11/15/00 ...........      200,014
            Philadelphia, Pennsylvania, Hospitals &
              Higher Education, Saint Agnes
              Medical Center Project, RB, ETM,
    40,000    6.75%, 8/15/01 ............       40,077
            Philadelphia, Pennsylvania, Authority for
              Industrial Development Revenues,
              Mandatory Put @ 100 LOC,2
 1,200,000    5.00%, 12/1/01 ............    1,192,968

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Philadelphia, Pennsylvania, Hospital &
              Higher Educational Facilities Authority,
              Temple University Hospital, RB,
              Series A,
$  215,000    6.00%, 11/15/00 ...........   $  215,043
            Philadelphia, Pennsylvania, Hospitals &
              Higher Educational Facilities Authority,
              Philadelphia Manager Project, RB,
   590,000    5.50%, 8/1/01 .............      591,540
            Pittsburgh, Pennsylvania, Water &
              Sewer Authority, RB, ETM, FGIC,
   215,000    7.625%, 9/1/04 ............      232,299
            Pittsburgh, Pennsylvania, Urban
              Redevelopment Authority, Oliver
              Garage Project, RB, FGIC, LOC,
    90,000    4.40%, 6/1/01 .............       89,939
            Pocono Mountain, Pennsylvania,
              School District, GO, MBIA, ETM,
    15,000    9.10%, 3/1/02 .............       15,578
            Radnor Township, Pennsylvania, School
              Revenue Authority, RB, ETM,
     5,000    5.85%, 10/15/01 ...........        5,061
            Ridgway, Pennsylvania, Area School
              Revenue Authority, RB, ETM,
    25,000    6.25%, 6/15/02 ............       25,383
            Sayre Boro, Pennsylvania, Hospital
              Authority, RB, AMBAC, ETM,
   160,000    6.90%, 11/1/02 ............      163,658
            Sayre, Pennsylvania, Health Care
              Facilities Authority, Capital Asset
              Finance Program, RB, Series H-2,
              AMBAC,
   900,000    7.625%, 12/1/15 ...........      920,025
            Scranton Lackawanna, Pennsylvania,
              Moses Taylor Hospital Project, RB,
              Series A, ETM,
    35,000    8.25%, 7/1/01 .............       35,790
            Somerset County, Pennsylvania, General
              Authority, Commonwealth Lease
              Revenue, RB, Pre-Refunded @ 100,
              FGIC,4
 2,000,000    6.60%, 10/15/01 ...........    2,042,140
            Southeastern Pennsylvania, Area
              Schools, RB, Series A,
    25,000    5.00%, 4/1/01 .............       25,011
            Pennsylvania State Finance Authority,
              Capital Improvements Program,
              Investment Agreement RB,
 1,825,000    6.60%, 11/1/09 ............    1,944,793
            Pennsylvania State Higher Education
              Assistance, RB, FGIC, Series AC,
    25,000    6.80%, 12/1/00 ............       25,039

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       56

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Pennsylvania State Higher Education
              Facilities Authority, Health Services
              Revenue, Allegheny Delaware Valley
              Obligation, RB, MBIA,
$3,000,000    4.90%, 11/15/01 ...........  $ 3,009,720
            Stroudsburg Area, Pennsylvania School
              District, GO, FGIC, ETM,
     5,000    8.40%, 9/1/01 .............        5,147
            Uniontown Area, Pennsylvania School
              Authority, RB, ETM,
    85,000    6.30%, 10/1/02 ............       86,806
            Valley View School Building Authority,
              Pennsylvania, RB, ETM:
    20,000    6.05%, 2/1/02 .............       20,205
    15,000    6.25%, 2/1/02 .............       15,181
            Washington County, Pennsylvania,
              Hospital Revenue Authority, Canonsburg,
              General Hospital Project, RB,
              Pre-Refunded @ 102,4
   100,000    7.35%, 6/1/03 .............      107,196
            Wayne Pike, Pennsylvania, Joint School
              Authority, RB, MBIA, ETM,
   590,000    6.00%, 12/1/07 ............      600,567
            Wilkes-Barre, Pennsylvania, General
              Municipal Authority, Misericordia
              College, RB, Series B,
 1,260,000    7.75%, 12/1/12 ............    1,330,736
            Williamsport Area, Pennsylvania, Joint
              School Authority, RB, MBIA, ETM,
   115,000    6.00%, 3/1/07 .............      118,884
            York County, Pennsylvania, Industrial
              Development Authority, Fox Ridge
              Personal Care Facility, RB, Series A,
              Pre-Refunded @ 100,4
   110,000    9.50%, 10/1/02 ............      119,510
            Yough School District, Pennsylvania,
              Limited Obligation Revenue, RB,
              Series A, Asset Guaranty:
 1,270,000    5.10%, 4/1/01 .............    1,273,277
 1,335,000    5.20%, 4/1/02 .............    1,345,814
                                           -----------
                                            25,658,921
                                           -----------
            RHODE ISLAND-- 0.03%
            Rhode Island Housing & Mortgage,
              Finance Corporation, RB, Series 2,
    50,000    7.15%, 10/1/01 ............       50,980
                                           -----------
            SOUTH CAROLINA -- 0.84%
            Charleston, South Carolina, Waterworks
              & Sewer Revenue, RB, ETM,
    40,000    10.125%, 1/1/02 ...........       41,460
            Fairfield County, South Carolina,
              Pollution Control Revenue, South
              Carolina Electric & Gas Company, RB,
    50,000    6.50%, 9/1/14 .............       52,703

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            South Carolina Medical University
              Harborview Office, COP,
$  500,000    7.375%, 1/1/04 ............   $  517,135
            Western Carolina, South Carolina,
              Region Sewer Authority, Sewer
              Systems Revenue, RB, AMBAC,
   990,000    7.00%, 3/1/02 .............    1,011,770
                                           -----------
                                             1,623,068
                                           -----------
            SOUTH DAKOTA -- 0.18%
            South Dakota Housing Development
              Authority, Home Ownership Mortgage,
              RB, Series E,
    50,000    5.60%, 5/1/01 .............       50,239
            South Dakota State Health &
              Educational Facilities Authority, Rapid
              City Regional Hospital Project, RB, ETM,
    85,000    7.75%, 9/1/07 .............       93,322
            South Dakota State Health &
              Educational Facilities Authority, Saint
              Joseph Hospital, RB, ETM,
   200,000    5.95%, 7/1/02 .............      202,858
                                           -----------
                                               346,419
                                           -----------
            TENNESSEE -- 0.78%
            Bristol, Tennessee, Health & Educational
              Facilities, RB, ETM,
   215,000    6.90%, 1/1/07 .............      227,384
            Fayetteville & Lincoln County, Tennessee,
              Industrial Development Board, Franke
              Incorporated Project, RB, AMT, LOC,
   380,000    5.00%, 6/1/01 .............      380,771
            Nashville & Davidson County, Tennessee,
              Industrial Development Board Revenue,
              Pebble Creek, RB, FHA,
    85,000    6.25%, 7/1/02 .............       86,021
            Nashville & Davidson County, Tennessee,
              Industrial Development Board Revenue,
              Multi-Family Mortgage, RB, FHA,
   160,000    6.25%, 7/1/02 .............      161,718
            Shelby County, Tennessee, Health &
              Educational Authority, Multi-Family
              Housing, Windsor Apartments, RB,
              Asset Guaranty:
   430,000    6.00%, 10/1/02 ............      434,614
   100,000    6.50%, 10/1/07 ............      103,778
            Tennessee Housing Development Agency,
              Homeownership Program, AMT, RB,
   100,000    7.375%, 7/1/23 ............      101,455
                                           -----------
                                             1,495,741
                                           -----------
            TEXAS -- 7.00%
            Austin, Texas, Water Sewer & Electric
              Revenue, RB, ETM,
   385,000    14.00%, 11/15/01 ..........      404,242

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       57

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Austin, Texas, Water Sewer & Electric
              Revenue, RB,
$1,030,000    14.00%, 11/15/01 ..........  $ 1,078,338
            Collin County, Texas, Community College,
              RB, AMBAC,
    25,000    5.15%, 2/1/07 .............       25,231
            Fort Worth, Texas, Housing Financial
              Services Program, Single Family
              Mortgage, RB, Series A, AMT, GNMA,
    30,000    7.90%, 6/1/01 .............       30,197
            Gulf Coast Waste Disposal Authority,
              Texas, Champion International
              Corporation, RB, AMT,
 7,000,000    6.875%, 12/1/28 ...........    7,147,910
            Gulf Coast Waste Disposal Authority,
              Texas, Pollution Control Revenue,
              Atlantic Richfield Company Project,
              RB, Pre-Refunded @ 100,4
   275,000    6.50%, 8/1/03 .............      284,592
            Harris County, Texas, Health Facilities
              Development Corporation, Memorial
              Hospital System Project, RB,
              Pre-Refunded to Various Dates,
   100,000    7.125%, 6/1/15 ............      105,622
            Houston, Texas, Housing Finance
              Corporation, Single Family Housing,
              RB, Series A-1,
   205,000    8.00%, 6/1/14 .............      218,756
            Lewisville, Texas, Independent School
              District, GO, PSF,
    50,000    7.15%, 8/15/02 ............       51,007
            Matagorda County, Texas, Port of Bay
              City Authority, Hoechst Celanese
              Corporation Project, RB, AMT,
 1,250,000    6.50%, 5/1/26 .............    1,240,775
            Panhandle-Plains, Texas, Higher
              Education Authority, Student Loan
              Revenue, RB, AMT,
   415,000    5.55%, 3/1/05 .............      420,698
            Sabine River Authority, Texas, RB,
              Series A,
   500,000    6.875%, 9/1/08 ............      506,805
            Southeast Housing Finance Corporation,
              Texas, Capital Appreciation,
              Pre-Refunded @ 36.127 RB,
              Series B,1,4
 1,100,000    0.00%, 12/1/02 ............      360,382
            Texas Water Residential Finance
              Authority, RB, AMBAC:
 1,250,000    4.70%, 8/15/09 ............    1,235,575
    45,000    4.80%, 8/15/10 ............       44,712
            Texas State, Veterans Housing
              Assistance, GO, Series C,
    75,000    6.25%, 12/1/15 ............       75,070

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Texoma, Texas, Housing Finance
              Corporation, Single Family Mortgage,
              RB, AMT, FNMA / GNMA,
$   25,000    5.05%, 9/1/07 .............   $   25,010
            Washington County, Texas, Health
              Facilities Development Corporation,
              Trinity Community Medical Center
              Project, RB, ACA,
   225,000    4.50%, 6/1/01 .............      224,568
                                           -----------
                                            13,479,490
                                           -----------
            UTAH -- 0.24%
            Ogden City, Utah, Housing Finance
              Corporation, Section 8 Assisted
              Project, RB, Series A, FNMA,
   225,000    5.50%, 7/1/05 .............      224,881
            Salt Lake City, Utah, Industrial
              Development, Hermes Associates
              Project, RB, LOC,
   185,000    5.90%, 9/1/02 .............      186,835
            Uintah County, Utah, Pollution Control
              Revenue, National Rural Utility,
              RB, Pre-Refunded @ 100,4
    45,000    10.50%, 6/15/01 ...........       46,611
                                           -----------
                                               458,327
                                           -----------
            VIRGINIA -- 0.94%
            Henrico County, Virginia, Industrial
              Development Revenue Authority,
              Optional Put on 3/1/02 @ 100, RB,
              AMT, LOC,
 1,510,000    4.10%, 3/1/16 .............    1,476,856
            Virginia State Housing Development
              Authority, Multi-Family Mortgage,
              RB, Series A,
    55,000    6.125%, 11/1/09 ...........       55,085
            Virginia State, Water & Sewer Systems
              Revenue, RB, Series B,
   275,000    8.70%, 11/1/11 ............      280,580
                                           -----------
                                             1,812,521
                                           -----------
            WASHINGTON -- 4.05%
            Seattle, Washington, Housing Authority,
              Low Income Housing Assitance
              Revenue, Foss Home Project, RB,3
 1,095,000    4.40%, 12/1/24 ............    1,095,000
            Washington State Housing Finance
              Authority, Nonprofit Housing Revenue,
              Taxable RB, Series B, ACA,
 1,610,000    6.50%, 7/1/08 .............    1,569,975
            Washington State Housing Finance
              Commission, Multi-Family Housing,
              Summit Apartments Project, Mandatory
              Put @ 100, AMT, RB, Series A, LOC,2,3
   165,000    4.90%, 7/1/08 .............      161,076

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       58

Short-Term Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Washington State Housing Finance,
              Community Nonprofit Revenue, St.
              Vincent DePaul Project, RB, LOC,3
$4,450,000    4.45%, 2/1/30 .............  $ 4,450,000
            Washington County, Washington,
              Health Facilities Development
              Corporation, Trinity Community
              Medical Center, RB, ACA,
   320,000    4.60%, 6/1/02 .............      317,421
            Washington State, Washington, Public
              Power Supply, Systems Nuclear
              Project, Revenue Refunding, RB,
              Series B,
   200,000    7.375%, 7/1/04 ............      204,816
                                           -----------
                                             7,798,288
                                           -----------
            WEST VIRGINIA-- 0.98%
            Randolph County, West Virginia,
              Building Community Hospital
              Revenue, Davis Memorial Hospital
              Project, RB, Pre-Refunded @ 102,4
   465,000    7.65%, 11/1/01 ............      485,702
            West Virginia State Board of Regents,
              RB, ETM,
   495,000    6.00%, 4/1/04 .............      504,172
            Wheeling, West Virginia, Parking
              Revenue, RB, ETM,
    65,000    7.125%, 3/1/02 ............       66,327
            Wood County, West Virginia, Building
              Community, Saint Joseph's Hospital
              Parkersburg, RB, AMBAC, ETM,
   800,000    6.625%, 1/1/06 ............      832,480
                                           -----------
                                             1,888,681
                                           -----------
            WISCONSIN -- 0.05%
            New London, Wisconsin, Sewer
              Systems, Waterworks & Electric
              Systems Mortgage Revenue, RB,
              Pre-Refunded @ 103,4
   100,000    7.80%, 12/1/00 ............      103,259
                                           -----------
            WYOMING-- 0.32%
            Green River-Sweetwater County,
              Wyoming, Joint Powers Revenue
              Board, RB, Series B, FSA,
   565,000    4.50%, 3/1/14 .............      563,288
            Wyoming State Community Development
              Authority, Single Family Mortgage,
              RB, Series B, AMT,
    45,000    8.00%, 6/1/08 .............       45,714
                                           -----------
                                               609,002
                                           -----------
TOTAL MUNICIPAL BONDS
   (Cost $182,422,069) ..................  182,200,290
                                           -----------

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            TAX-EXEMPT
            ASSET-BACKED SECURITY -- 0.17%
            FHA Insured Trust, Series 1996-1,
              Class A-1,
$  334,894    6.10%, 11/1/06
              (Cost $334,894) ...........   $  337,660
                                           -----------
            CASH EQUIVALENT -- 3.19%
 6,142,913  Provident Institutional
              Municipal Cash Fund .......    6,142,913
                                           -----------
TOTAL INVESTMENTS
   (Cost $188,899,876) ..........  97.99%  188,680,863

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   2.01     3,868,148
                                  ------   -----------
NET ASSETS ...................... 100.00% $192,549,011
                                  ======   ===========

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Mandatory Put/Tender Security. The mandatory put/tender  date is  shown as the maturity date on the Schedule of Investments.
3 Variable Rate  Security. The rate  reported  on the Schedule of Investments is the rate in effect as of October 31, 2000.
4 Pre-Refunded Security. The  pre-refunded date is shown as the maturity date on the Schedule of Investments.
Abbreviations
AMT   --  Income from security may be subject to alternative minimum tax.
CMO   --  Collaterized Mortgage Obligation
COP   --  Certificate of Participation
ETM   --  Escrowed to Maturity
GO    --  General Obligation
LOC   --  Securities are held in connection with a letter of credit by a major commercial bank.
RB    --  Revenue Bond

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
ACA            -- American Capital Access
AMBAC          -- American Municipal Bond Assurance Corporation
Asset Guaranty -- Asset Guaranty
BIGI           -- Bond Investors Guaranty Insurance
FGIC           -- Financial Guaranty Insurance Company
FHA            -- Federal Housing Administration
FNMA           -- Federal National Mortgage Association
FSA            -- Financial Security Assurance
GNMA           -- Government National Mortgage Association
HUD            -- Housing & Urban Development
MBIA           -- Municipal Bond Investors Assurance

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       59

Fixed Income
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            ASSET-BACKED SECURITIES -- 15.50%
            Aames Mortgage Trust, Series 1998-C,
              Class A4F,
$8,120,000    6.268%, 1/15/27 ..........   $ 7,903,905
            Access Financial Manufacturing Housing
              Contract Trust, Series 1995-1, Class A3,
   607,000    7.10%, 5/15/21 ...........       604,821
            Americredit Automobile Receivables
              Trust, Series 1999-B, Class A4,
19,706,000    5.96%, 3/12/06 ...........    19,465,981
            Capital Auto Receivables Trust, Series
              2000-1, Class A5,
 3,371,000    7.07%, 9/15/05 ...........     3,403,530
            CNH Equipment Trust, Series 2000-A,
              Class A4,
   771,000    7.34%, 2/15/07 ...........       780,799
            Comed Transitional Funding Trust,
              Series 1998-1, Class A6,
12,918,000    5.63%, 6/25/09 ...........    12,148,087
            Copelco Capital Funding Corp.,
              Series 2000-A, Class A4,
 4,343,000    7.22%, 8/18/05 ...........     4,383,439
            Copelco Capital Funding, Series 1999-B,
              Class A4,
 2,534,000    6.90%, 12/18/04 ..........     2,539,879
            Ford Credit Auto Owner Trust,
              Series 2000-F, Class A2,
 2,740,000    6.56%, 5/17/04 ...........     2,745,138
            Green Tree Home Improvement Loan
              Trust, Series 1998-D, Class HIB1,
 7,505,000    7.70%, 6/15/29 ...........     7,304,842
            Green Tree Home Improvement Loan
              Trust, Series 1998-E, Class HIB1,
 3,560,000    7.79%, 2/15/15 ...........     3,508,097
            Green Tree Home Improvement Loan
              Trust, Series 1999-E, Class B1,
 5,938,000    10.34%, 3/15/15 ..........     5,992,333
            Heller Equipment Asset Receivables
              Trust, Series 1999-2, Class A4,
   488,000    6.79%, 3/14/07 ...........       487,444
            Household Automotive Trust,
              Series 2000-1 Class A4,
 6,370,000    7.48%, 12/18/06 ..........     6,501,349
            Household Automotive Trust,
              Series 2000-2, Class A4,
 7,825,000    7.43%, 4/17/07 ...........     7,993,316
            MBNA Master Credit Card Trust,
              Series 1999-B, Class A,
 4,818,000    5.90%, 8/15/11 ...........     4,511,623
            Nissan Auto Receivables Owner Trust,
              Series 2000-A, Class A4,
 5,520,000    7.17%, 8/16/04 ...........     5,583,314

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Residential Asset Securities, REMIC,
              Series 1998-KS2, Class AI3,
$  537,517    6.24%, 2/25/17 ...........    $  534,109
            Residential Asset Securities, REMIC,
              Series 2000-Ks1, Class AI6,
 1,985,000    7.905%, 2/25/31 ..........     2,049,076
            Ryder Vehicle Lease Trust,
              Series 1999-A,
              Class A5,
 7,791,000    7.13%, 10/15/06 ..........     7,792,324
            Southern Pacific Secured Assets,
              Series 1997-4, Class A4,
 7,955,817    6.63%, 11/25/25 ..........     7,883,260
            The Money Store Home Equity Trust,
              Series 1997-A, Class A9,
 7,901,767    7.235%, 5/15/28 ..........     7,894,339
            UCFC Home Equity Loan, Series 1994-D1,
              Class A4,
   217,600    8.775%, 2/10/16 ..........       217,228
            Vanderbilt Mortgage Finance
              Series 2000-C, Class A3,
 4,426,000    7.55%, 7/7/17 ............     4,468,418
                                           -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $125,802,131) .................   126,696,651
                                           -----------
            CORPORATE OBLIGATIONS -- 33.34%
            Air 2 US, 144A,
24,548,613    8.027%, 10/1/19 ..........    24,832,395
            American United Life Insurance, 144A,
 6,172,000    7.75%, 3/30/26 ...........     5,342,384
            America West Airlines,
14,963,856    7.93%, 1/2/19 ............    15,086,559
            Archstone Community Trust,
20,095,000    7.20%, 4/15/03 ...........    19,963,880
            Barclays Bank Plc 144A,
 5,211,000    8.55%, 6/15/49 ...........     5,242,688
            Cleveland Electric Illuminating,
 7,587,000    7.43%, 11/1/09 ...........     7,434,744
            Colonial Realty, LP,
 5,262,000    7.93%, 8/9/02 ............     5,240,878
            Columbus Southern Power, MTN,
12,008,000    6.55%, 6/26/08 ...........    11,356,170
            Dynex Capital,
 2,317,000    7.875%, 7/15/02 ..........     2,105,991
            Eastern Energy, 144A,
 8,060,000    6.75%, 12/1/06 ...........     7,862,957
            Erac USA Finance Co., 144A,
   700,000    6.625%, 2/15/05 ..........       670,357
            Farmers Insurance Exchange, 144A,
 7,570,000    8.625%, 5/1/24 ...........     7,427,525
            First American Financial,
 4,753,000    7.55%, 4/1/28 ............     3,624,662

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       60

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Ford Motor Credit,
$8,491,000    6.70%, 7/16/04 ...........   $ 8,290,400
            HSBC America Capital Trust, 144A,
 7,439,000    7.808%, 12/15/26 .........     6,474,504
            HSBC USA, Inc.,
   566,000    7.00%, 11/1/06 ...........       557,972
            International Paper Co., 144A,
 8,809,000    8.125%, 7/8/05 ...........     9,015,941
            Jackson National Life Insurance, 144A,
 4,749,000    8.15%, 3/15/27 ...........     4,542,841
            Liberty Mutual Insurance Co. 144A,
   303,000    7.697%, 10/15/97 .........       219,891
            Lumbermens Mutual Casualty, 144A,
 3,025,000    8.45%, 12/1/97 ...........     2,373,838
            National Australia Bank,
 9,666,000    8.60%, 5/19/10 ...........    10,280,120
            Norwest Corp., MTN,
 2,808,000    6.875%, 8/8/06 ...........     2,760,522
            Ohio National Life Insurance, 144A,
 3,055,000    8.50%, 5/15/26 ...........     2,942,475
            Paine Webber Group, Inc.,
 8,614,000    7.30%, 10/15/03 ..........     8,699,020
            Pemex Finance Ltd.:
 5,460,000    8.02%, 5/15/07 ...........     5,374,496
16,929,000    6.55%, 2/15/08 ...........    16,427,394
            Petroleos Mexicanos, Series P,
 5,420,000    9.50%, 9/15/27 ...........     5,474,200
            PP&L Capital Funding, Inc.
              Series MBIA,
21,001,000    6.79%, 11/22/04 ..........    20,402,997
            Puget Sound Energy,
   599,000    6.74%, 6/15/18 ...........       542,821
            Republic New York Corp.,
 4,122,000    7.53%, 12/4/26 ...........     3,528,321
            Security Benefit Life, 144A,
   934,000    8.75%, 5/15/16 ...........       905,831
            Security Capital Industrial:
 7,525,000    8.72%, 3/1/09 ............     7,560,894
 8,521,000    7.625%, 7/1/17 ...........     7,679,372
            Telefonica Europe BV,
10,827,000    7.75%, 9/15/10 ...........    10,876,815
            UBS Preferred Funding Trust I,
 9,445,000    8.622%, 10/1/10 ..........     9,544,446
            Union Center Life, 144A,
 1,845,000    8.20%, 11/1/26 ...........     1,636,570
            United Mexican States,
 5,285,000    9.875%, 1/15/07 ..........     5,477,903
            Washington Mutual Financial,
 4,590,000    8.25%, 6/15/05 ...........     4,755,906
                                           -----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $277,944,779) .................   272,536,680
                                           -----------

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            MORTGAGE-BACKED SECURITIES-- 9.60%
            Associates Manufactured Housing,
              Series 1997-2, Class A5,
$8,230,000    6.675%, 3/15/28 ...........  $ 8,154,202
            Chase Mortgage Finance, REMIC,
              Series 1994-B, Class A1,
   336,600    6.75%, 2/25/25 ............      333,513
            Conseco Finance Securitizations
              Corporation, Series 1999-6, Class B1,
 2,608,000    9.20%, 6/1/30 .............    2,490,379
            GE Capital Mortgage Services, CMO,
              Series 1999-18, Class A12,
15,116,000    7.00%, 9/25/29 ............   14,492,767
            GE Capital Mortgage Services, Inc.,
              CMO, Series 1999-14, Class A8,
 4,413,000    6.50%, 8/25/29 ............    3,822,364
            General Electric Capital Mortgage
              Services, REMIC, Series 1994-10,
              Class A10,
 2,095,650    6.50%, 3/25/24 ............    2,005,872
            Green Tree Financial Corp.,
              Series 1999-2, Class B1,
 1,641,000    8.41%, 12/1/30 ............    1,519,074
            Green Tree Financial, Series 1994-6,
              Class A5,
 2,908,867    8.25%, 1/15/20 ............    2,923,411
            Green Tree Financial, Series 1996-2,
              Class A4,
 5,348,000    7.20%, 4/15/27 ............    5,336,074
            Green Tree Financial, Series 1996-5,
              Class A5,
 3,393,671    7.45%, 7/15/27 ............    3,410,266
            Green Tree Financial, Series 1997-6,
              Class B1,
 2,292,000    7.17%, 1/15/29 ............    2,073,435
            Green Tree Financial, Series 1998-4,
              Class B1,
 8,669,000    7.26%, 2/1/30 .............    7,806,521
            Merrill Lynch Mortgage Investors,
              Series 1990-C, Class B, 144A,
 6,600,405    9.70%, 6/15/10 ............    6,711,787
            Merrill Lynch Mortgage Investors,
              Series 1995-C1, Class A,
   616,417    7.07%, 5/25/15 ............      613,272
            NYC Mortgage Loan Trust, Series 1996,
              Class A3, 144A,
 7,065,000    6.75%, 9/25/19 ............    6,462,053
            Oakwood Mortgage Investors,
              Series 1996-B, Class A3,
   801,271    7.10%, 10/15/26 ...........      799,308
            Oakwood Mortgage Investors,
              Series 1999-E, Class M2,
 2,772,000    8.40%, 3/15/30 ............    2,675,645
            Oakwood Mortgage Investors,
              Series 2000-A, Class M1,
 1,501,000    8.30%, 4/15/30 ............    1,506,539

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       61

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Oakwood Mortgage Investors,
              Series 2000-A, Class M2,
$2,138,000    8.25%, 4/15/30 ............  $ 2,041,704
            Prudential Home Mortgage Securities,
              CMO, Series 1993-27, Class A3,
   179,996    7.50%, 7/25/23 ............      179,114
            Prudential Home Mortgage Securities,
              REMIC, Series 1994-12, Class A7,
 3,054,000    6.05%, 4/25/24 ............    2,596,389
            Residential Funding, CMO,
              Series 1995-S15, Class A2,
   518,029    7.00%, 10/25/10 ...........      515,082
                                           -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $79,383,019) ...................   78,468,771
                                           -----------
            TAXABLE MUNICIPAL BONDS-- 8.58%
            Allegheny County, Pennsylvania,
              Residential Finance Authority, RB,
              FHA,1
 5,485,000    0.00%, 8/1/28 .............      624,303
            Arkansas State, Financial Development
              Authority, CMO, Series A, Class 4, FSA,1
   410,000    0.00%, 7/10/14 ............      139,888
            Atlanta, Georgia, Urban Residential
              Finance Authority, RB, FNMA,1
 3,735,000    0.00%, 10/1/16 ............    1,041,393
            Atlanta, Georgia, Urban Residential
              Finance Authority,1
   929,123    0.00%, 4/1/22 .............      926,205
            Baltimore, Maryland, Public
              Improvements, Series B, GO, FGIC,
 1,535,000    8.70%, 10/15/15 ...........    1,637,200
            Belmont, California, Redevelopment
              Agency, Tax Allocation Bond, MBIA,
   735,000    7.55%, 8/1/11 .............      741,527
            Berwyn, Illinois, GO, AMBAC,
 1,235,000    5.375%, 11/15/10 ..........    1,251,673
            BFC Finance, Series 1996-A,
 6,500,000    7.375%, 12/1/17 ...........    6,388,655
            California State, Housing Finance
              Agency, Single Family Mortgage,
              Issue A-1, RB, AMBAC,
 3,510,000    7.90%, 8/1/07 .............    3,544,714
            California State, Housing Finance
              Authority, Single Family Mortgage,
              Mezzanine-Issue A-1, RB, AMBAC/FHA,
 1,240,000    8.24%, 8/1/14 .............    1,275,836
            Cameron County, Texas, Housing Finance
              Corp., RB, Series A, Class 1B, FGIC,
   483,444    10.21%, 9/1/10 ............      484,179

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Cameron County, Texas, Housing Finance
              Corp., Series A, Class 1C, FGIC,
$  775,000    10.45%, 9/1/11 ............   $  809,813
            Chattahoochee Valley, Alabama, Water
              Supply, RB, Asset Guaranty,
   165,000    8.60%, 10/1/07 ............      175,712
            Connecticut State, Health & Education
              Authority, Sheriden Woods Center
              Project, RB:
 1,440,000    7.95%, 11/1/05 ............    1,473,437
   945,000    8.73%, 11/1/17 ............    1,025,297
            Contra Costa County, California, Multi-
              Family Housing Revenue, Willow Pass
              Apartments, RB, Series D-T, FNMA,
 1,955,000    6.80%, 12/1/15 ............    1,864,484
            Dade County, Florida, Aviation Revenue,
              RB, Series C, AMBAC,
   760,000    8.65%, 10/1/03 ............      796,769
            Fulton, Missouri, GO, MBIA,
   765,000    7.50%, 7/1/07 .............      778,801
            Harrisburg, Pennsylvania, Resource
              Recovery Authority, RB, Series B, ETM,
   265,000    6.875%, 9/1/03 ............      264,788
            Idaho State, Sand Creek Associates Ltd.
              Partnership, Multi-Family Housing
              Revenue, RB, Hud Section 8,
 3,385,000    8.25%, 12/1/18 ............    3,259,857
            Idaho State, Water Reserves Board,
              Fall River Rural Electric,
 5,135,000    9.50%, 4/1/13 .............    5,550,370
            Kanawha & Putnam County, West
              Virginia, RB, AMBAC,1
 1,080,000    0.00%, 12/1/16 ............      357,037
            Lake Mills, Iowa, Investors Ltd., RB,
              Series 1995, 144A:
   280,000    7.60%, 11/1/00 ............      280,000
   360,000    7.60%, 11/1/01 ............      360,169
   385,000    7.75%, 11/1/02 ............      386,263
   410,000    7.85%, 11/1/03 ............      412,157
   410,000    7.85%, 11/1/04 ............      411,246
   450,000    7.90%, 11/1/05 ............      450,891
   590,000    8.00%, 11/1/06 ............      590,679
   610,000    8.00%, 11/1/07 ............      606,224
            Long Beach, California, RB, Series A,
 4,185,000    9.50%, 1/1/23 .............    4,241,665
            Manatee County, Florida, Housing
              Finance Authority, RB, GNMA,
   605,000    7.30%, 11/1/12 ............      605,182
            Mississippi State, Residual Home
              Corp., RB, FHA,1
 1,915,000    0.00%, 12/1/12 ............      805,219

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       62

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Mississippi State, Single Family Home
              Corp., RB, Series D, Class 3,
              GNMA/FNMA,
$2,127,892    7.75%, 7/1/24 .............  $ 2,170,237
            New Mexico State, Mortgage Finance
              Authority, Single Family Mortgage
              Program, RB, GNMA/FNMA/FHLMC,
 2,645,000    7.43%, 7/1/29 .............    2,672,111
            New Orleans, Louisiana, Home
              Mortgage Authority, Single Family
              Mortgage, RB, Series A, MBIA,1
 1,265,000    0.00%, 10/1/15 ............      329,406
            New York City, New York, GO,
              Pre-Refunded @ 102,1,2
   195,000    0.00%, 11/15/13 ...........      186,077
            New York City, New York, GO, Series F,
              Pre-Refunded @ 102,2
   470,000    10.50%, 11/15/12 ..........      495,408
            New York City, New York, Industrial
              Development Agency, Civic Facilities
              Revenue, RB, Series B, MBIA,
 1,060,000    8.10%, 9/1/06 .............    1,093,772
            New York State, Housing Finance Agency,
              Multi-Family Housing, RB, FHA,
 2,435,000    8.11%, 11/15/38 ...........    2,490,445
            North Miami, Florida, Pension Funding
              Project, RB, FSA:
   210,000    6.85%, 7/1/05 .............      209,395
   135,000    7.00%, 1/1/08 .............      134,159
            Oklahoma City, Oklahoma, Airport
              Trust, RB, 17th Series,
   820,000    8.30%, 10/1/12 ............      842,566
            Oklahoma City, Oklahoma, Airport Trusts,
              Federal Bureau Prisons Project, RB,
 2,174,000    9.80%, 11/1/14 ............    2,531,471
            Oklahoma County, Oklahoma, Single
              Family Home Finance Authority, RB,
              Series B,1
 2,830,000    0.00%, 7/1/12 .............      954,248
            Panhandle, Texas, Regional Housing
              Finance Corp., Single Family
              Mortgage Revenue, RB,1
   895,000    0.00%, 10/1/11 ............      351,762
            Pima & Maricopa Counties, Arizona,
              Industrial Development Authority,
              Bulk Sale Program, RB, FNMA,
   360,000    6.50%, 1/1/06 .............      357,638
            Sedwick & Shawnee Counties, Kansas,
              Single Family Revenue, Mortgage
              Backed Second Program, RB,
              Series A-3, GNMA:
 2,645,000    6.52%, 12/1/12 ............    2,643,307
 4,365,000    8.375%, 6/1/18 ............    4,503,414

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Southwestern Illinois, Development
              Authority, Solid Waste Disposal,
              RB, 144A,
$  445,000    6.90%, 2/1/03 .............   $  442,864
            Southwestern Illinois, Developmental
              Sports Authority, Gateway
              International Motorsports, RB, 144A:
 1,844,000    9.20%, 2/1/13 .............    2,059,269
 1,639,000    9.25%, 2/1/17 .............    1,859,724
            Tarrant County, Texas, Housing Finance
              Corp., RB, MBIA,
   180,000    6.65%, 7/15/16 ............      179,951
            Utah State, Housing Finance Agency,
              Single Family Mortgage, Series D-1,
              RB, FHA,
    75,000    9.85%, 7/1/10 .............       75,311
                                           -----------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $69,947,981) ...................   70,144,168
                                           -----------
            US GOVERNMENT MORTGAGE BACKED
            OBLIGATIONS -- 16.94%
            Federal Home Loan Mortgage
              Corp., Gold, Pool E81548,
 4,501,000    7.00%, 2/1/09 .............    4,506,473
            Federal Home Loan Mortgage
              Corp., CMO, Series 2071,
              Class EV,
 4,153,281    6.50%, 4/15/09 ............    4,100,326
            Federal Home Loan Mortgage
              Corp., Gold, Pool E62107,
 1,471,247    7.50%, 2/1/10 .............    1,488,703
            Federal Home Loan Mortgage
              Corp., Gold, Pool E64408,
 1,705,180    7.50%, 12/1/10 ............    1,725,412
            Federal Home Loan Mortgage
              Corp., Gold, Pool C00742,
 8,761,466    6.50%, 4/1/29 .............    8,430,650
            Federal Home Loan Mortgage
              Corp., Gold, Pool C00785,
 2,155,167    6.50%, 6/1/29 .............    2,073,792
            Federal Home Loan Mortgage
              Corp., Gold, Pool C29108,
10,976,659    6.50%, 7/1/29 .............   10,562,201
            Federal Home Loan Mortgage
              Corp., Gold, Pool C31226,
   113,522    6.50%, 9/1/29 .............      109,235
            Federal Home Loan Mortgage
              Corp., REMIC, Series 1496,
              Class KB,
 1,603,000    6.50%, 5/15/08 ............    1,560,360
            Federal Home Loan Mortgage
              Corp., REMIC, Series 1562,
              Class J,
 7,915,000    7.00%, 5/15/10 ............    7,822,869

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       63

Fixed Income
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            Federal Home Loan Mortgage
              Corp., REMIC, Series 1633,
              Class PE,
$  135,250    5.75%, 10/15/17 ...........   $  134,739
            Federal Home Loan Mortgage
              Corp., REMIC, Series 2136,
              Class BD,
 7,195,789    6.50%, 12/15/26 ...........    7,013,088
            Federal National Mortgage Association,
              Pool #535468,
 4,454,552    7.00%, 12/1/09 ............    4,465,799
            Federal National Mortgage Association,
              CMO, Series 1998-36, Class J,
11,798,000    6.00%, 7/18/28 ............   10,867,605
            Federal National Mortgage Association,
              CMO, Series 1998-46, Class GV,
 7,845,105    6.50%, 5/18/09 ............    7,666,708
            Federal National Mortgage Association,
              Pool #303387,
   383,743    8.00%, 7/1/02 .............      383,397
            Federal National Mortgage Association,
              Pool #323692,
 4,522,304    6.00%, 5/1/29 .............    4,249,912
            Federal National Mortgage Association,
              Pool #419597,
   542,084    6.00%, 8/1/28 .............      509,433
            Federal National Mortgage Association,
              REMIC, Series 1994-92, Class DE,
 4,787,556    7.50%, 7/25/07 ............    4,815,994
            Federal National Mortgage Association,
              REMIC, Series 1998-M1 Class A 2,
 8,202,000    6.25%, 1/25/08 ............    7,835,837
            Federal National Mortgage Association,
              REMIC, Series 1995-2, Class H,
12,983,759    8.50%, 6/25/10 ............   13,088,730
            Federal National Mortgage Association,
              REMIC, Series G93-31, Class G,
 1,654,530    7.00%, 1/25/03 ............    1,648,409
            Federal National Mortgage Association,
              Series 1995-M2, Class C,
   546,278    6.80%, 5/25/28 ............      544,973
            Federal National Mortgage Association,
              Series 1997-M2, Class B,
10,408,484    7.413%, 2/17/08 ...........   10,406,957
            Government National Mortgage
              Association, CMO, Series 1999-4,
              Class VA,
18,336,924    6.00%, 12/20/09 ...........   17,733,272
            Government National Mortgage
              Association, Pool #506242,
 4,683,435    8.00%, 6/15/30 ............    4,761,257
                                          ------------
TOTAL US GOVERNMENT MORTGAGE BACKED OBLIGATIONS
   (Cost $139,368,704) ..................  138,506,131
                                          ------------

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 12.55%
            US Treasury Bonds:
$46,874,000   8.125%, 8/15/19 ........... $ 57,904,155
 11,597,000   6.125%, 8/15/29 ...........   12,010,172
            US Treasury Notes:
 11,282,000   6.625%, 3/31/02 ...........   11,352,535
 21,066,000   6.125%, 8/15/07 ...........   21,364,943
      5,000   5.75%, 8/15/10 ............        4,995
                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $100,596,420) ..................  102,636,800
                                          ------------
            REPURCHASE AGREEMENTS -- 1.99%
            Tri Party Repurchase Agreement with
              SEI, dated 10/31/00, 6.55%,
              principal and interest in the
              amount of $16,257,047, due
              11/1/00, (collateralized by FMAC
              FMNT, par value of $16,498,000,
              coupon rate of 6.25%, due 7/15/04,
              with a market value of
16,254,090    $16,650,728) ..............   16,254,090
                                           -----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $16,254,090) ...................   16,254,090
                                           -----------
TOTAL INVESTMENTS
   (Cost $809,297,124) .........  98.50%   805,243,291

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..............   1.50     12,314,693
                                 ------   ------------
NET ASSETS ..................... 100.00%  $817,557,984
                                 ======   ============
--------------------------------------------------------------------------------
1 Zero Coupon Bond.
2 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.

Abbreviations
CMO    -- Collateralized  Mortgage Obligation
ETM    -- Escrowed to Maturity
GO     -- General  Obligation
MTN    -- Medium Term Note
RB     -- Revenue Bond
REMIC  -- Real Estate  Mortgage  Investment  Conduit

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments
AMBAC  -- American Municipal Bond Assurance  Corporation
FGIC   -- Financial  Guaranty Insurance Company
FHA    -- Federal Housing  Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
144A   -- Security exempt from registration under  Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional shares.
FNMA   -- Federal National Mortgage Association
FSA    -- Financial  Security  Assurance
NMA    -- Government  National Mortgage Association
MBIA   -- Municipal Bond Investors Assurance

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                        64

Short-Term Fixed Income
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES-- 27.41%
            Advanta Mortgage Loan Trust,
              Series 1993-4, Class A-1,
$   66,442    5.50%, 3/25/10 ............   $   64,114
            Amresco Residential Securities,
              Series 1996-3, Class A5,
   302,610    7.55%, 2/25/23 ............      301,388
            Centex Home Equity Series 1999-2,
              Class A1,
    70,842    5.91%, 4/25/19 ............       70,222
            Contimortgage Home Equity Loan Trust
              1994-4, Class A4,
   272,236    8.39%, 11/15/18 ...........      273,559
            Contimortgage Home Equity Loan Trust
              1996-4, Class A7,
 1,990,000    6.99%, 3/15/21 ............    1,983,066
            Contimortgage Home Equity Loan Trust
              1998-1, Class A4,
 1,875,000    6.28%, 1/15/13 ............    1,862,700
            Discover Card Master Trust I 1998-6
              Class A,
 2,000,000    5.85%, 1/17/06 ............    1,955,763
            First Sierra Receivables, Series 1996-2,
              Class A,
   629,640    6.29%, 11/10/04 ...........      627,689
            First Union Residential Securitization
              1996-1, Class A3,
   370,235    7.29%, 5/25/11 ............      368,869
            Green Tree Home Improvement Loan
              Trust 1996-F, Class HEA4,
   514,626    7.30%, 1/15/28 ............      515,218
            Saxon Asset Securities Trust, Series
              1999-2, Class BF1A,
   166,657    7.925%, 8/25/01 ...........      166,116
            The Money Store Home Equity Trust,
              Series 1996-D, Class A13,
   312,020    6.635%, 9/15/14 ...........      310,778
            UCFC Home Equity Loan, Series
              1995-A1, Class A5,
   547,785    8.55%, 1/10/20 ............      546,827
            UCFC Home Equity Loan, Series
              1996-A1, Class A6,
   396,136    6.70%, 11/15/19 ...........      394,080
            World Omni Auto Lease Securitization
              1997-B, Class A4,
    10,538    6.20%, 11/25/03 ...........       10,529
                                           -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $9,386,412) ....................    9,450,918
                                           -----------

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
--------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS -- 10.94%
            Appalachian Power Co.,
$1,000,000    7.38%, 8/15/02 ............  $ 1,000,241
            Archstone Communities Trust,
   400,000    6.37%, 10/15/01 ...........      396,790
            Bear Stearns Co., Inc.,
   250,000    6.70%, 8/1/03 .............      246,369
            Colonial Realty LP,
   350,000    7.50%, 7/15/01 ............      348,652
            Colonial Realty, LP,
   180,000    7.93%, 8/9/02 .............      179,277
            Erac USA Finance, 144A,
   350,000    6.375%, 5/15/03 ...........      340,940
            Florida Residential Property &
              Casualty Insurance, 144A,
   100,000    7.375%, 7/1/03 ............       99,986
            Lehman Brothers, Inc.,
   250,000    7.50%, 8/1/26 .............      250,299
            Midland Funding I,
   350,815    10.33%, 7/23/02 ...........      356,934
            Summit Properties Partnership,
   500,000    6.75%, 7/30/01 ............      499,471
            Wellsford Residential,
    50,000    9.375%, 2/1/02 ............       51,041
                                           -----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $3,768,594) ....................    3,770,000
                                           -----------
            MORTGAGE-BACKED SECURITIES -- 7.98%
            General Electric Capital Mortgage
              Services, CMO, Series 1998-12,
              Class 1A1,
   375,000    6.50%, 7/25/28 ............      371,175
            Green Tree Financial, Series 1994-6,
              Class A5,
    66,284    8.25%, 1/15/20 ............       66,615
            Merrill Lynch Mortgage Investors,
              Series 1995-C3, Class A1,
    54,114    6.769%, 12/26/25 ..........       53,802
            Oakwood Mortgage Investors,
              Series 1996-B, Class A3,
    57,473    7.10%, 10/15/26 ...........       57,332
            Oakwood Mortgage Investors,
              Series 1997-C, Class A2,
   220,442    6.45%, 11/15/27 ...........      219,737
            Prudential Securities Financial Asset
              Funding Corp., Series 1993-4,
              Class A4,
   600,000    6.83%, 9/25/09 ............      595,656

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       65

Short-Term Fixed Income
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
--------------------------------------------------------------------------------
            Residential Accredit Loans, CMO,
              Series 1997-QS6, Class A4,
$  500,000    7.50%, 6/25/12 ............   $  497,805
            Residential Accredit Loans, CMO,
              Series 1998-QS1, Class A2,
   895,971    7.00%, 1/25/28 ............      889,403
                                           -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $2,771,838) ....................    2,751,525
                                           -----------
            TAXABLE MUNICIPAL BONDS-- 33.17%
            Alaska State Financial Corp., RB,
              Series C, MBIA / FHA,
    85,000    7.40%, 1/1/02 .............       85,220
            Comanche County, Oklahoma, Home
              Finance Authority, RB, FNMA/FHA,
     5,000    6.15%, 12/1/00 ............        4,996
            Costa Rica Ministry Finance,
   440,000    7.36%, 8/1/01 .............      440,000
            Denver, Colorado, City And County
              Multi-Family Housing, Buerger
              Brothers, RB, Series B, FHA,
    35,000    6.75%, 5/1/01 .............       34,952
            Erie County, New York, Water Authority,
              RB, AMBAC:
    45,000    5.875%, 12/1/03 ...........       43,950
    95,000    5.875%, 12/1/03 ...........       92,660
            Florida State, Housing Finance Agency,
              RB, Series S-2,
    40,000    6.65%, 6/1/01 .............       39,944
            Fresno, California, Multi-Family
              Housing Authority, Woodlands
              Apartments Project, RB, GNMA,
   175,000    7.25%, 11/20/02 ...........      175,525
            Halifax Hospital Medical Center,
              Florida Health Care Facilities,
              RB, ACA,
   920,000    6.375%, 4/1/01 ............      916,780
            Harris County, Texas, Housing Finance
              Corp., Single Family Mortgage
              Revenue, Series A,
 1,250,000    7.75%, 9/1/14 .............    1,255,437
            Illinois State Health Facilities
              Authority, RB, Series C, MBIA,
   417,000    10.30%, 8/15/03 ...........      418,022
            Indianapolis, Indiana, Economic
              Development Authority, Castle Dore,
              RB, Series B, FHA,
    10,000    6.75%, 12/1/00 ............        9,996
            Kansas City, Missouri, Industrial
              Development Authority, Hilltop Village
              Apartments, RB, Series B, FNMA,
    75,000    6.70%, 10/1/02 ............       74,805

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
--------------------------------------------------------------------------------
            Massachusetts State, Industrial Finance
              Agency, Briscoe Housing Assistance,
              Series B, FHA,
$  750,000    7.10%, 2/1/12 .............   $  747,337
            New Hampshire State  Industrial
              Development Authority Revenue,
              RB, FGIC,
 1,000,000    9.875%, 12/1/20 ...........    1,021,850
            North Slope Borough Alaska, General
              Obligation Unlimited, MBIA,1
   911,988    0.00%, 6/30/01 ............      869,052
            Oak Ridge, Tennessee, Industrial
              Development Board, The Gardens,
              Series B, RB, GNMA,
   440,000    6.15%, 8/20/03 ............      434,764
            Ohio Capital Housing Mortgage
              Corp., Bella Vista, RB, FHA,
   230,000    6.30%, 2/1/03 .............      227,523
            Ohio Housing Financial Agency,
              Ravenwood Project, RB, FHA,
   125,000    6.125%, 3/1/04 ............      122,926
            Oklahoma Housing Finance Agency,
              Single Family Mortgage, RB, MBIA,
    90,000    8.70%, 9/1/13 .............       90,203
            Pima County, Arizona, Industrial
              Development Authority, Western
              Winds, RB, Series B, HUD,
    70,000    6.55%, 6/1/01 .............       69,739
            Polk County, Florida, Housing Finance
              Authority, REMIC, Series 1, MBIA,
    14,798    9.55%, 1/15/11 ............       14,813
            Prince Georges County, Maryland,
              Housing Authority, Foxglenn Project,
              RB, GNMA,
   220,000    6.25%, 11/20/04 ...........      218,319
            Rensselaer County, New York COP
 1,724,881    7.90%, 3/15/01 ............    1,725,347
            Rockford, Illinois, RB, Series B, MBIA,
   150,000    7.45%, 1/1/03 .............      150,273
            Sedgwick & Shawnee Counties, Kansas,
              Single Family Mortgage, RB, GNMA,
   305,000    8.375%, 6/1/18 ............      314,672
            Shawnee, Kansas, Multi-Family Housing,
              Haverford West Apartments, RB,
              Series B, FNMA,
    50,000    6.75%, 6/1/02 .............       49,864
            Southeast Texas, Housing Finance
              Corp., RB,1
 2,625,000    0.00%, 9/1/17 .............      668,797

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       66

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Short-Term Fixed Income
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
--------------------------------------------------------------------------------
            Spokane, Washington, Elderly Housing
              Authority, Cheney Care Center, RB,
              Series B, GNMA,
$  125,000    6.125%, 2/20/04 ...........   $  123,297
            State Development Finance Authority,
              Series D, Class D,1
 1,720,000    0.00%, 2/15/14 ............      535,952
            Tarrant County, Texas, Health Facilities
              Development Corp., South Central
              Project, RB, MBIA / FHA,
   225,000    6.75%, 1/1/37 .............      224,289
            Tarrant County, Texas, Housing Financial
              Corp., Series B, RB, FNMA,
   130,000    6.55%, 9/1/02 .............      129,420
            Wilmington, Delaware, Multi-Family
              Rent, Prestwyck Apartments, RB,
              Series B, FHA,
   105,000    6.625%, 11/1/03 ...........      104,202
                                           -----------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $11,531,719) ...................   11,434,926
                                           -----------
            US TREASURY OBLIGATIONS -- 13.51%
            US Treasury Notes:
 1,000,000    4.625%, 12/31/00 ..........      996,367
 3,260,000    6.50%, 5/31/01 ............    3,261,656
   203,000    6.625%, 3/31/02 ...........      204,269
   193,000    6.125%, 8/15/07 ...........      195,805
                                           -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $4,657,764) ....................    4,658,097
                                           -----------
            US GOVERNMENT MORTGAGE BACKED
            OBLIGATIONS -- 3.46%
            FannieMae Whole Loan 1996-W1,
              Class A4,
    87,692    6.95%, 3/25/26 ............       87,215
            Federal Home Loan Mortgage
              Corp., Series 128, Class I,
   121,493    6.50%, 2/15/21 ............      118,629
            Federal National Mortgage Association,
              REMIC, Series 1995-23, Class M,
    11,040    6.50%, 10/25/22 ...........       10,973
            Federal National Mortgage Association,
              Series 1995-M2, Class C,
   696,721    6.80%, 5/25/28 ............      695,056
            Federal National Mortgage Association,
              Series 1997-27, Class B,
   158,014    7.00%, 2/18/25 ............      157,299

 PRINCIPAL
    AMOUNT  SECURITY                             VALUE
--------------------------------------------------------------------------------
            Government National Mortgage
              Association, CMO, Series 1998-23,
              Class DA,
$  124,601    8.50%, 10/20/12 ...........   $  124,865
                                           -----------
TOTAL US GOVERNMENT MORTGAGE BACKED OBLIGATIONS
   (Cost $1,195,417) ....................    1,194,037
                                           -----------
            REPURCHASE AGREEMENTS -- 3.45%
            Tri Party Repurchase Agreement with
              SEI, dated 10/31/00, 6.55%,
              principal and interest in the
              amount of $1,189,472, due 11/1/00,
              (collateralized by US Treasury Note
              with a par value of $1,223,000,
              coupon rate of 5.50%, due
              8/31/01, with a market
 1,189,259    value of $1,225,831) ......    1,189,259
                                            ----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $1,189,259) ....................    1,189,259
                                            ----------
TOTAL INVESTMENTS
   (Cost $34,501,003) ...........  99.92%   34,448,762

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   0.08        27,201
                                  ------   -----------
NET ASSETS ...................... 100.00%  $34,475,963
                                  ======   ===========

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Variable Rate  Security. The  rate  reported on the Schedule of Investments is the rate in effect as of October 31, 2000.
Abbreviations
CMO    --  Collaterized Mortgage Obligation
COP    --  Certificate of Participation
RB     --  Revenue Bond
REMIC  --  Real Estate MortgageInvestment Conduit

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
ACA    -- American Capital Access
AMBAC  -- American Municipal Bond Assurance Corporation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FNMA   -- Federal National Mortgage Association
GNMA   -- Government  National Mortgage Association
HUD    -- Housing & Urban Development
MBIA   -- Municipal Bond Investors Assurance
144A   -- Security exempt from  registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional shares.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       67

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
   AMOUNT3  SECURITY                             VALUE
--------------------------------------------------------------------------------
            CORPORATE BONDS -- 87.33%
            AUTO -- 1.20%
            Astra, Reg S, 144A,
 2,813,376    12.19%, 6/30/05 ...........  $ 1,603,624
            RJ Tower Corp.,
e2,775,000    9.25%, 8/1/10 .............    2,048,974
                                           -----------
                                             3,652,598
                                           -----------
            CABLE-- 9.94%
            @Entertainment, Series B,2
12,510,000    14.50%, 2/1/09 ............    6,880,500
            Adelphia Communications,
 5,260,000    7.875%, 5/1/09 ............    4,129,100
            At Home Corp.,
 2,300,000    4.75%, 12/15/06 ...........    1,420,250
            Cable Satisfaction International,
 1,200,000    12.75%, 3/1/10 ............      960,000
            Cablevision SA,
 4,795,000    13.75%, 4/30/07 ...........    3,788,050
            Callahan NRW, 144A:
 2,425,000    14.00%, 7/15/10 ...........    2,315,875
e  690,000    14.00%, 7/15/10 ...........      572,427
            Echostar DBS Corp.,
 1,130,000    9.375%, 2/1/09 ............    1,110,225
            Ekabel Hessen, 144A,
 3,285,000    14.50%, 9/1/10 ............    3,104,325
            James Cable Partners, Series B,
 3,423,000    10.75%, 8/15/04 ...........    2,738,400
            NTLCommunications:
e  750,000    9.25%, 11/15/06 ...........      566,507
e1,115,000    9.875%, 11/15/09 ..........      813,818
            Ono Finance Plc,
e1,200,000    13.00%, 5/1/09 ............      768,922
            Supercanal Holdings SA, Reg S,4
 2,550,000    11.50%, 5/15/05 ...........    1,160,431
                                           -----------
                                            30,328,830
                                           -----------
            CHEMICALS -- 0.96%
            Equistar Chemicals LP,
   700,000    8.75%, 2/15/09 ............      659,041
            Lyondell Chemical, Series A,
 2,350,000    9.625%, 5/1/07 ............    2,279,500
                                           -----------
                                             2,938,541
                                           -----------
            ENERGY -- 5.15%
            Belco Oil & Gas, Series B,
   750,000    8.875%, 9/15/07 ...........      705,000
            Ocean Energy Inc., Series B,
 1,970,000    7.625%, 7/1/05 ............    1,905,975

 PRINCIPAL
   AMOUNT3  SECURITY                             VALUE
--------------------------------------------------------------------------------
            Parker & Parsley,
 3,370,000    8.25%, 8/15/07 ............  $ 3,298,310
            Pioneer Natural Resources:
 1,335,000    6.50%, 1/15/08 ............    1,181,894
 1,225,000    9.625%, 4/1/10 ............    1,287,220
            Pride International Inc.,
 2,640,000    10.00%, 6/1/09 ............    2,732,400
            Ram Energy,
 1,935,000    11.50%, 2/15/08 ...........    1,470,600
            RBF Finance Company,
 2,250,000    11.00%, 3/15/06 ...........    2,559,375
            Triton Energy Ltd., 144A,
   565,000    8.875%, 10/1/07 ...........      565,706
                                           -----------
                                            15,706,480
                                           -----------
            FINANCIAL -- 0.63%
            Conseco Finance,
   500,000    10.70%, 12/1/30 ...........      508,730
            Labranche & Company,
 1,340,000    12.00%, 3/2/07 ............    1,427,100
                                           -----------
                                             1,935,830
                                           -----------
            FIXED COMMUNICATIONS-- 9.43%
            Caprock Communications, Series B,
 1,625,000    12.00%, 7/15/08 ...........    1,580,313
            Covad Communications Group, Series B,2
 3,875,000    13.50%, 3/15/08 ...........    1,085,000
            Exodus, 144A,
e3,285,000    11.375%, 7/15/08 ..........    2,537,061
            Fairpoint Communications,
 1,505,000    12.50%, 5/1/10 ............    1,354,500
            Globix Corp.,
 1,795,000    12.50%, 2/1/10 ............      987,250
            Intermedia Communications,2
 2,700,000    12.50%, 5/15/06 ...........    2,551,500
            Intermedia Communications, Series B,
 2,875,000    8.60%, 6/1/08 .............    2,709,688
            Metromedia Fiber Network:
 2,800,000    10.00%, 12/15/09 ..........    2,485,000
e1,375,000    10.00%, 12/15/09 ..........    1,038,597
            Northpoint Communications Group Inc.,
 5,815,000    12.875%, 2/15/10 ..........    5,407,950
            PSINet,
 4,275,000    10.50%, 12/1/06 ...........    2,041,313
            WAM!Net, Series B,2
 2,355,000    13.25%, 3/1/05 ............    1,059,750
            Williams Communications Group,
 1,055,000    10.70%, 10/1/07 ...........      904,662

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       68

High Yield Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
   AMOUNT3  SECURITY                             VALUE
--------------------------------------------------------------------------------
            Williams Communications Group, 144A,
 3,400,000    11.70%, 8/1/08 ............  $ 3,034,500
                                           -----------
                                            28,777,084
                                           -----------
            FIXED COMMUNICATIONS --
            INTERNATIONAL -- 7.29%
            360 Networks Inc.,
   700,000    13.00%, 5/1/08 ............      560,000
            Asia Global Crossing, 144A,
 1,500,000    13.375%, 10/15/10 .........    1,387,500
            Alestra SA,
 3,665,000    12.125%, 5/15/06 ..........    3,170,225
            Bestel SA,2
 2,410,000    12.75%, 5/15/05 ...........    1,421,900
            Call-Net Enterprises Inc.:
 1,555,000    8.00%, 8/15/08 ............      622,000
 3,250,000    8.94%, 8/15/082 ...........      910,000
            GT Group Telecom,2
 2,500,000    13.25%, 2/1/10 ............      912,500
            Maxcom Telecomunicacione, Series B,
 2,365,000    13.75%, 4/1/07 ............    1,064,250
            Netia Holdings II BV, Series B,
 1,370,000    13.125%, 6/15/09 ..........    1,150,800
            Netia Holdings, Series B,2
15,140,000    11.25%, 11/1/07 ...........    9,386,800
            Versatel Telecom, 144A,
e 1,215,000   4.00%, 3/30/05 ............      737,287
            Viatel,2
 3,100,000    12.50%, 4/15/08 ...........      914,500
                                           -----------
                                            22,237,762
                                           -----------
            FOODS & BEVERAGES -- 4.71%
            Agrilink Foods,
 2,220,000    11.875%, 11/1/08 ..........    1,587,300
            Bepensa SA, Reg S,
 2,530,000    9.75%, 9/30/04 ............    2,327,600
            Doane Pet Care Company,
 2,410,000    9.75%, 5/15/07 ............    2,012,350
            Fage Dairy Industries,
11,280,000    9.00%, 2/1/07 .............    8,460,000
                                           -----------
                                            14,387,250
                                           -----------
            GAMING -- 1.43%
            Anchor Gaming, 144A,
   700,000    9.875%, 10/15/08 ..........      707,875
            Autotote Corp., 144A,
   645,000    12.50%, 8/15/10 ...........      635,325
            Park Place Entertainment, 144A,
 1,665,000    8.875%, 9/15/08 ...........    1,631,700

 PRINCIPAL
   AMOUNT3  SECURITY                             VALUE
--------------------------------------------------------------------------------
            Station Casinos Inc.,
   355,000    9.75%, 4/15/07 ............   $  355,000
            Station Casinos Inc., 144A,
 1,020,000    9.875%, 7/1/10 ............    1,022,550
                                           -----------
                                             4,352,450
                                           -----------
            GENERAL INDUSTRIALS-- 3.59%
            Alliance Laundry Systems,
              Series B,
 2,930,000    9.625%, 5/1/08 ............    2,314,700
            Allied Waste, North America,
              Series B:
 3,185,000    7.625%, 1/1/06 ............    2,834,650
 1,350,000    10.00%, 8/1/09 ............    1,154,250
            American Plumbing & Mechanical,
              Series B,
 2,415,000    11.625%, 10/15/08 .........    2,354,625
            Dayton Superior Corp.,
 2,410,000    13.00%, 6/15/09 ...........    2,289,500
                                           -----------
                                            10,947,725
                                           -----------
            HEALTH CARE -- 1.46%
            DJ Orthopedics,
 2,325,000    12.625%, 6/15/09 ..........    2,208,750
            Healthsouth Corp. 144A,
   340,000    6.875%, 6/15/05 ...........      301,488
 2,300,000    7.00%, 6/15/08 ............    1,960,403
                                           -----------
                                             4,470,641
                                           -----------
            MEDIA -- 7.67%
            Antenna TV SA,
 7,780,000    9.00%, 8/1/07 .............    7,079,800
            Fox Family Worldwide,2
13,995,000    10.25%, 11/1/07 ...........   10,076,400
            Imasac SA, Reg S, RBS
              Panticipacoes
 2,415,000    11.00%, 5/2/05 ............    1,631,243
            RBS Participacoes SA, Reg S,
 5,510,000    11.00%, 4/1/07 ............    4,627,408
                                           -----------
                                            23,414,851
                                           -----------
            METALS & MINING-- 0.99%
            Acindar Industry Argentina,
   710,000    11.25%, 2/15/04 ...........      461,500
            AEI Resources, 144A,
 4,410,000    10.50%, 12/15/05 ..........      352,800
            AK Steel Corp.,
   665,000    7.875%, 2/15/09 ...........      601,825
            Grupo Minero Mexico, Series B,
 2,070,000    9.25%, 4/1/28 .............    1,614,600
                                           -----------
                                             3,030,725
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       69

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

 PRINCIPAL
   AMOUNT3  SECURITY                             VALUE
--------------------------------------------------------------------------------
            MOBILE COMMUNICATIONS -- 21.16%
            Airgate PCS,2
 1,445,000    13.50%, 10/1/09 ...........   $  827,262
            Alamosa PCS,2
 2,050,000    12.875%, 2/15/10 ..........      984,000
            Celcaribe SA,2
 1,445,000    14.50%, 3/15/04 ...........    1,156,000
            Comunicacion Cellular, 144A,2
15,270,000    14.125%, 3/1/05 ...........   11,605,200
            CTI,2
 2,680,000    11.50%, 4/15/08 ...........    1,152,400
            Dobson Communications,
 1,575,000    10.875%, 7/1/10 ...........    1,512,000
            Horizon Pcs Inc.,2
 1,950,000    16.00%, 10/1/10 ...........      926,250
            Grupo Iusacell,
10,775,000    14.25%, 12/1/06 ...........   10,855,813
            Grupo Iusacell, SA, Series B,
 3,150,000    10.00%, 7/15/04 ...........    3,063,375
            Leap Wireless International Inc.,2
 1,245,000    14.50%, 4/15/10 ...........      348,600
            Occidente Y Caribe Cellular,
              Series B,2
 9,435,000    14.00%, 3/15/04 ...........    6,604,500
            Partner Communications,
   515,000    13.00%, 8/15/10 ...........      422,300
            PTC International Finance BV,2
14,110,000    10.75%, 7/1/07 ............    9,453,700
            Slovak Wireless Finance Co.,
e 2,775,000   11.25%, 3/30/07 ...........    2,192,520
            Telecorp Pcs Inc.,
 1,560,000    10.625%, 7/15/10 ..........    1,556,100
            Tritel PCS,2 144A,
 8,660,000    12.75%, 5/15/09 ...........    5,607,350
            Ubiquitel Operating Co.,2
   790,000    14.00%, 4/15/10 ...........      355,500
            US Unwired Inc., Series B,2
 1,510,000    13.375%, 11/1/09 ..........      736,125
            Voicestream Wire Co.,2
 3,295,000    11.875%, 11/15/09 .........    2,380,638
            Voicestream Wire Co.,
 2,650,000    10.375%, 11/15/09 .........    2,835,500
                                           -----------
                                            64,575,133
                                           -----------

 PRINCIPAL
   AMOUNT3  SECURITY                             VALUE
--------------------------------------------------------------------------------
            MOBILE COMMUNICATIONS TOWERS &
            PAGING -- 3.44%
            Pinnacle Holdings,2
 8,010,000    0.00%, 3/15/08 ............  $ 4,565,700
            SBA Communications Corp.,2
 8,030,000    12.00%, 3/1/08 ............    5,942,200
                                           -----------
                                            10,507,900
                                           -----------
            PAPER & PACKAGING -- 1.65%
            APP China Group Ltd.144A,
 1,880,000    14.00%, 3/15/10 ...........      789,600
            APP Finance IX Ltd.,
 2,600,000    10.526%, 10/4/01 ..........    1,560,000
            APP Global Finance III,
 2,500,000    10.96%, 4/17/02 ...........      956,250
            Sweetheart Cup,
 1,915,000    10.50%, 9/1/03 ............    1,742,650
                                           -----------
                                             5,048,500
                                           -----------
            TRANSPORTATION-- 3.66%
            Cenargo International PLC,
 1,730,000    9.75%, 6/15/08 ............    1,349,400
            Eletson Holdings,
   925,000    9.25%, 11/15/03 ...........      885,688
            Kansas City Southern, 144A,
   655,000    9.50%, 10/1/08 ............      664,825
            Railamerica Transportation, 144A,
 1,685,000    12.875%, 8/15/10 ..........    1,567,050
            Stena AB:
 2,195,000    10.50%, 12/15/05 ..........    2,063,300
 5,580,000    8.75%, 6/15/07 ............    4,631,400
                                           -----------
                                            11,161,663
                                           -----------
            UTILITIES-- 2.97%
            AES Drax Energy Ltd., 144A,2
   335,000    11.50%, 8/30/10 ...........      351,750
            AES Drax Holdings Ltd., 144A,
 1,500,000    10.41%, 12/31/20 ..........    1,580,475
            Calpine Corp.,
 1,500,000    8.625%, 8/15/10 ...........    1,481,381
            CMS Energy Corp.:
 5,030,000    9.875%, 10/15/07 ..........    5,076,351
   670,000    7.50%, 1/15/09 ............      583,985
                                           -----------
                                             9,073,942
                                           -----------
TOTAL CORPORATE BONDS
   (Cost $296,238,702) ..................  266,547,905
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       70

High Yield Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2000

    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------
            COMMON STOCK -- 0.25%
    30,000  AT&T Latin America Corp.
              Class A 1 ................. $    213,750
     4,441  Airgate PCS Inc.1 ...........      172,644
    10,896  Jazztel Plc. ADR 1 ..........      192,723
    24,175  Tele1 Europe Holding AB
              ADR 1 .....................      190,378
                                           -----------
TOTAL COMMON STOCK
   (Cost $298,776) ......................      769,495
                                           -----------
            PREFERRED EQUITIES -- 8.43%
            Crown Castle International Corp., PIK,
     8,225    12.75%, 12/15/10 ..........    8,183,875
            Dobson Communications, PIK,
        27    12.25%, 11/15/08 ..........        2,390
    92,350  Global Crossing Holdings,
              PIK 1 .....................    8,865,600
            Intermedia Communications, Series B,
              PIK,
     6,624    13.50%, 3/31/09 ...........    5,630,400
            TNP Enterprises Inc., 144A, PIK:
       147    14.50% ....................      147,000
     2,900    14.50% ....................    2,900,000
                                           -----------
TOTAL PREFERRED EQUITIES
   (Cost $27,973,679) ...................   25,729,265
                                           -----------
            WARRANTS -- 0.19%
     1,880  APP China Group 1 ...........           19
 e   2,050  Atlantic Telecom 1 ..........       17,398
     1,200  Cable Satisfaction
              International 1 ...........           12
     2,410  Dayton Superior Corp.1 ......       48,200
 e   1,055  Enitel ASA, 144A ............        2,238
     2,500  GT Group Telecom1 ...........      150,000
     1,245  Leap Wireless International
              Inc.1 .....................        1,868
     2,365  Maxcom Telecomunicacione 1 ..          591
            Ono Finance PLC,1
     5,000    0.00%, 5/31/09 ............      360,000
     1,685  Railamerica Transport 1 .....        1,685
                                           -----------
TOTAL WARRANTS
   (Cost $495,011) ......................      582,011
                                           -----------
TOTAL INVESTMENTS -- 96.20%
   (Cost $325,006,168) ..................  293,628,676
                                           -----------

    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------
            SECURITIES SOLD SHORT -- (0.07)%
  (10,000)  Versatel Telecom International
              ADR 1 ....................  $   (200,000)
                                          ------------
TOTAL SECURITIES SOLD SHORT
   (Proceeds $120,260) .................      (200,000)
                                           -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   3.87    11,805,690
                                  ------  ------------
NET ASSETS ...................... 100.00% $305,234,366
                                  ======  ============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Step Up Bond -- The rate reflected on the Schedule of Investments is the rate in effect on October 31, 2000. The initial coupon on a step up bond changes on a specific date, to a predetermine higher rate.
3 Principal amount is denominated in US Dollars unless otherwise indicated.
4 Defaulted security.

Abbreviations
ADR  --  American Depository Receipt
e    --  Security's principal amount is denominated in euros.
PIK  --  Payment-In-Kind Security
144A Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       71

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                OCTOBER 31, 2000                                   OCTOBER 31, 2000

                                                              MUNICIPAL     SHORT-TERM          FIXED     SHORT-TERM     HIGH YIELD
                                                                   BOND MUNICIPAL BOND         INCOME   FIXED INCOME           BOND
                                                          ------------- --------------  -------------  -------------  -------------
ASSETS
   Investment at value 1 ................................ $ 519,544,570  $ 188,680,863  $ 805,243,291  $  34,448,762  $ 293,628,676
   Cash .................................................            --             --             --             --      9,926,126
   Collateral for securities sold short .................            --             --             --             --        200,000
   Receivable for securities sold .......................            --      1,450,911      6,076,882             --      4,910,660
   Receivable for capital shares sold ...................       436,619        274,964      6,644,929             --    273,122,314
   Interest receivable ..................................     8,852,704      3,669,874      9,950,572        478,655      6,379,074
   Receivable for foreign taxes withheld ................            --             --             --             --         25,353
   Net unrealized appreciation on forward
     currency contracts                                              --             --             --             --        143,099
   Prepaid expenses and other assets ....................            --          2,645             --             --             --
                                                          -------------  -------------  -------------  -------------  -------------
Total assets ............................................   528,833,893    194,079,257    827,915,674     34,927,417    588,335,302
                                                          -------------  -------------  -------------  -------------  -------------
LIABILITIES
   Due to advisor .......................................       112,254         79,117        269,361         30,456         78,926
   Due to administrator .................................        53,499         20,579         85,193          3,157         30,971
   Due to custodian .....................................        36,430         18,106         20,372          6,593         36,417
   Payable for securities purchased .....................        37,661      1,164,906      8,139,622             --      6,886,214
   Securities sold short at value (proceeds $120,260) ...            --             --             --             --        200,000
   Payable for capital shares redeemed ..................       914,934        149,994        513,915        250,465    272,357,353
   Dividends payable ....................................       329,993         73,729      1,110,256        139,924      3,453,758
   Net unrealized depreciation on forward
     currency contracts                                              --             --             --             --         19,631
   Accrued expenses and other ...........................        96,851         23,815        218,971         20,859         37,666
                                                          -------------  -------------  -------------  -------------  -------------
Total liabilities .......................................     1,581,622      1,530,246     10,357,690        451,454    283,100,936
                                                          -------------  -------------  -------------  -------------  -------------
NET ASSETS .............................................. $ 527,252,271  $ 192,549,011  $ 817,557,984  $  34,475,963  $ 305,234,366
                                                          =============  =============  =============  =============  =============
COMPOSITION OF NET ASSETS
   Paid-in capital ...................................... $ 543,836,869  $ 194,464,329  $ 850,218,264  $  34,591,863  $ 351,476,829
   Undistributed (overdistributed) net investment
       income ...........................................       (35,993)        (3,309)      (140,082)        (2,895)     1,483,412
   Accumulated net realized loss from investments and
      foreign currency transactions .....................   (11,955,937)    (1,692,996)   (28,466,365)       (60,764)   (16,397,062)
   Net unrealized depreciation on investments and
      foreign currencies ................................    (4,592,668)      (219,013)    (4,053,833)       (52,241)   (31,328,813)
                                                          -------------  -------------  -------------  -------------  -------------
NET ASSETS .............................................. $ 527,252,271  $ 192,549,011  $ 817,557,984  $  34,475,963  $ 305,234,366
                                                          =============  =============  =============  =============  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 2 ................................ $       10.77  $       10.16  $       10.24  $        9.97  $        8.23
                                                          =============  =============  =============  =============  =============
   Investment Class 3 ................................... $       10.77  $       10.16  $       10.24  $          --  $        8.23
                                                          =============  =============  =============  =============  =============
   Premier Class 4 ...................................... $          --  $          --  $          --  $          --  $        8.23
                                                          =============  =============  =============  =============  =============

--------------------------------------------------------------------------------
1 Cost of  Investments:  Municipal Bond Fund  $524,137,238, Short-Term Municipal
  Bond, $188,899,876, Fixed Income, $809,297,124, Short-Term Fixed Income, $34,501,003, High Yield Bond $325,006,168.
2 Net asset value,  offering and redemption price per share (based on net assets of  $514,784,460,  $192,356,585,  $804,089,336,  $34,475,963,  $29,579,801 and
  47,809,686,  18,927,188, 78,532,080, 3,458,854, 3,595,124 shares of beneficial interest outstanding; $.001 par value, unlimited number of shares of beneficial interest authorized for Municipal Bond, Short-Term Municipal Bond, Fixed Income, Short-Term Fixed Income and High Yield Bond, respectively). On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
3 Net asset value,  offering and redemption price per share (based on net assets of  $12,467,811,  $192,426,  $13,468,648,  $3,128,145 and  1,157,681,  18,944,
  1,315,910, 380,158 shares of beneficial interest outstanding; $.001 par value, unlimited number of shares of beneficial interest authorized for Municipal Bond, Short-Term Municipal Bond, Fixed Income and High Yield Bond, respectively). On February 28, 2000 the Service Shares were renamed the Investment Class.
4 Net asset value, offering and redemption price per share (based on net assets of $272,526,420 and 33,128,694 shares of beneficial interest outstanding; $.001 par value, unlimited number of shares of beneficial interest authorized for High Yield Bond). The High Yield Bond -- Premier Class began operations on October 31, 2000.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      72-73

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                              FOR THE YEAR ENDED
                                                                                                OCTOBER 31, 2000

                                                             MUNICIPAL     SHORT-TERM          FIXED     SHORT-TERM     HIGH YIELD
                                                                  BOND MUNICIPAL BOND         INCOME   FIXED INCOME           BOND
                                                         ------------- --------------  -------------  -------------  -------------
INVESTMENT INCOME
   Interest .............................................  $ 30,557,145   $  7,566,396   $ 79,086,426   $  2,201,101   $ 43,856,249
   Dividends ............................................            --             --             --             --        673,666
   Less: foreign taxes withheld .........................            --             --             --             --        (40,670)
                                                           ------------   ------------   ------------   ------------   ------------
Total investment income .................................    30,557,145      7,566,396     79,086,426      2,201,101     44,489,245
                                                           ------------   ------------   ------------   ------------   ------------
EXPENSES
   Investment advisory fee ..............................     2,107,627        520,523      4,431,798        127,768      1,706,553
   Administration fees ..................................       632,288        156,160      1,329,539         38,330        409,578
   Custody fee ..........................................       217,828         94,481        156,362         29,776        149,565
   Registration and filing fees .........................            --         54,559         33,505          1,818             --
   Professional fees ....................................        78,573         63,277         21,612         54,335         77,114
   Printing fees ........................................        27,155         17,627         19,858         17,803         19,518
   Servicing plan fees ..................................        31,042            688         25,902             --         10,860
   Trustees' fees .......................................         3,911          6,968             --          6,070          6,699
   Interest expense .....................................         3,945            539          3,097             --        101,784
   Miscellaneous ........................................        24,131          3,421          7,056          1,733             --
                                                           ------------   ------------   ------------   ------------   ------------
Total expenses ..........................................     3,126,500        918,243      6,028,729        277,633      2,481,671
Less: fee waivers or expense reimbursements .............      (191,850)      (201,351)            --       (101,952)      (151,954)
                                                           ------------   ------------   ------------   ------------   ------------
Net expenses ............................................     2,934,650        716,892      6,028,729        175,681      2,329,717
                                                           ------------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME ...................................    27,622,495      6,849,504     73,057,697      2,025,420     42,159,528
                                                           ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
     Investment transactions ............................   (11,762,662)    (1,542,763)   (15,137,821)       (45,515)   (11,098,613)
     Foreign currency transactions ......................            --             --             --             --      1,286,762
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................    15,718,846      1,469,081     18,198,929        136,254    (20,633,760)
                                                           ------------   ------------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............................     3,956,184        (73,682)     3,061,108         90,739    (30,445,611)
                                                           ------------   ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............  $ 31,578,679   $  6,775,822   $ 76,118,805   $  2,116,159   $ 11,713,917
                                                           ============   ============   ============   ============   ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      74-75

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     FOR THE YEARS ENDED OCTOBER 31,
                                                    2000          1999          2000          1999           2000              1999

                                                             MUNICIPAL                  SHORT-TERM                            FIXED
                                                                  BOND              MUNICIPAL BOND                           INCOME
                                                           -----------              --------------                       ----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ................. $  27,622,495  $ 30,016,002   $ 6,849,504   $ 3,369,059  $   73,057,697   $   76,020,850
   Net realized gain (loss) on investment
     and foreign  currency transactions ..   (11,762,662)     (146,778)   (1,542,763)      (63,978)    (15,137,821)     (11,245,563)
   Net change in unrealized appreciation/
     depreciation on investments
     and foreign currencies ..............    15,718,846   (35,969,285)    1,469,081    (2,369,647)     18,198,929      (53,489,063)
                                           -------------  ------------  ------------  ------------  --------------   --------------
Net increase (decrease) in net assets
  from operations ........................    31,578,679    (6,100,061)    6,775,822       935,434      76,118,805       11,286,224
                                           -------------  ------------  ------------  ------------  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Institutional Class 1 ...............   (27,000,743)  (29,835,658)   (6,836,251)   (3,359,152)    (72,394,274)     (75,910,823)
     Investment Class 2 ..................      (621,752)     (193,521)      (13,145)      (12,249)       (663,423)        (177,781)
   Net realized gain from investment
     transactions
     Institutional Class 1 ...............            --    (2,515,971)           --            --              --      (19,756,357)
     Investment Class 2 ..................            --       (22,717)           --            --              --          (39,013)
                                           -------------  ------------  ------------  ------------  --------------   --------------
Total distributions ......................   (27,622,495)  (32,567,867)   (6,849,396)   (3,371,401)    (73,057,697)     (95,883,974)
                                           -------------  ------------  ------------  ------------  --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:1
     Proceeds from sales of shares .......   307,700,344   272,801,653   205,663,032   101,367,709     180,896,990      311,505,932
     Dividend reinvestments ..............    23,054,790    26,526,583     5,233,132     2,998,349      52,858,974       77,243,309
     Cost of shares redeemed .............  (442,751,352) (208,734,293) (125,891,365)  (48,879,321)   (691,441,964)    (308,695,051)
                                           -------------  ------------  ------------  ------------  --------------   --------------
Increase (decrease) in net assets from
  Institutional Class transactions .......  (111,996,218)   90,593,943    85,004,799    55,486,737    (457,686,000)      80,054,190
                                           -------------  ------------  ------------  ------------  --------------   --------------
   Investment Class:2
     Proceeds from sales of shares .......    15,767,665     6,686,001       223,437       273,958      12,376,239        7,637,574
     Dividend reinvestments ..............       601,043       193,256        12,034         9,200         591,381          212,423
     Cost of shares redeemed .............   (11,145,258)   (4,605,682)     (312,579)     (444,705)     (7,042,548)      (1,796,349)
                                           -------------  ------------  ------------  ------------  --------------   --------------
Increase (decrease) in net assets from
  Investment Class transactions ..........     5,223,450     2,273,575       (77,108)     (161,547)      5,925,072        6,053,648
                                           -------------  ------------  ------------  ------------  --------------   --------------
   Premier Class:3
     Proceeds from sales of shares .......            --            --            --            --              --               --
     Dividend reinvestments ..............            --            --            --            --              --               --
     Cost of shares redeemed .............            --            --            --            --              --               --
                                           -------------  ------------  ------------  ------------  --------------   --------------
Increase in net assets from Premier
   Class transactions ....................            --            --            --            --              --               --
                                           -------------  ------------  ------------  ------------  --------------   --------------
Net increase (decrease) in net assets
  from capital transactions ..............  (106,772,768)   92,867,518    84,927,691    55,325,190    (451,760,928)      86,107,838
                                           -------------  ------------  ------------  ------------  --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..  (102,816,584)   54,199,590    84,854,117    52,889,223    (448,699,820)       1,510,088
                                           -------------  ------------  ------------  ------------  --------------   --------------
NET ASSETS
   Beginning of year .....................   630,068,855   575,869,265   107,694,894    54,805,671   1,266,257,804    1,264,747,716
                                           -------------  ------------  ------------  ------------  --------------   --------------
   End of year ........................... $ 527,252,271  $630,068,855  $192,549,011  $107,694,894  $  817,557,984   $1,266,257,804
                                           =============  ============  ============  ============  ==============   ==============

                                                                      FOR THE YEARS ENDED OCTOBER 31,
                                                    2000          1999            2000           1999

                                                             SHORT-TERM                    HIGH YIELD
                                                           FIXED INCOME                          BOND
                                                           ------------                    ----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .................  $  2,025,420   $ 1,461,521    $ 42,159,528  $ 28,129,258
   Net realized gain (loss) on investment
     and foreign  currency transactions ..       (45,515)      (15,249)     (9,811,851)   (1,263,178)
   Net change in unrealized appreciation/
     depreciation on investments
     and foreign currencies ..............       136,254      (376,966)    (20,633,760)   (2,941,646)
                                            ------------  ------------   -------------  ------------
Net increase (decrease) in net assets
  from operations ........................     2,116,159     1,069,306      11,713,917    23,924,434
                                            ------------  ------------   -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Institutional Class 1 ...............    (2,025,420)   (1,459,090)    (41,654,085)  (27,807,069)
     Investment Class 2 ..................            --            --        (529,789)     (293,643)
   Net realized gain from investment
     transactions
     Institutional Class 1 ...............            --       (37,118)             --            --
     Investment Class 2 ..................            --            --              --            --
                                            ------------  ------------   -------------  ------------
Total distributions ......................    (2,025,420)   (1,496,208)    (42,183,874)  (28,100,712)
                                            ------------  ------------   -------------  ------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:1
     Proceeds from sales of shares .......    68,270,962    17,885,934      97,331,373   239,156,171
     Dividend reinvestments ..............       395,880       305,266      37,846,981    27,632,128
     Cost of shares redeemed .............   (61,034,540)  (11,212,834)   (393,600,057)  (37,397,182)
                                            ------------  ------------   -------------  ------------
Increase (decrease) in net assets from
  Institutional Class transactions .......     7,632,302     6,978,366    (258,421,703)  229,391,117
                                            ------------  ------------   -------------  ------------
   Investment Class:2
     Proceeds from sales of shares .......            --            --      10,304,730     7,699,239
     Dividend reinvestments ..............            --            --         493,135       292,542
     Cost of shares redeemed .............            --            --     (10,250,705)   (4,852,943)
                                            ------------  ------------   -------------  ------------
Increase (decrease) in net assets from
  Investment Class transactions ..........            --            --         547,160     3,138,838
                                            ------------  ------------   -------------  ------------
   Premier Class:3
     Proceeds from sales of shares .......            --            --     272,456,160            --
     Dividend reinvestments ..............            --            --              --            --
     Cost of shares redeemed .............            --            --              --            --
                                            ------------  ------------   -------------  ------------
Increase in net assets from Premier
   Class transactions ....................            --            --     272,456,160            --
                                            ------------  ------------   -------------  ------------
Net increase (decrease) in net assets
  from capital transactions ..............     7,632,302     6,978,366      14,581,617   232,529,955
                                            ------------  ------------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..     7,723,041     6,551,464     (15,888,340)  228,353,677
                                            ------------  ------------   -------------  ------------
NET ASSETS
   Beginning of year .....................    26,752,922    20,201,458     321,122,706    92,769,029
                                            ------------  ------------   -------------  ------------
   End of year ...........................  $ 34,475,963  $ 26,752,922   $ 305,234,366  $321,122,706
                                            ============  ============   =============  ============

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional  Shares were renamed the Institutional
  Class.
2 On February 28, 2000 the Service Shares were renamed the Investment Class.
3 The High Yield Bond -- Premier Class began operations on October 31, 2000.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      76-77

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 MUNICIPAL BOND -- INSTITUTIONAL CLASS 1

                                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                            2000        1999          1998         1997        1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ....................   $10.66      $11.30        $11.12       $10.99      $10.86
                                                          ------      ------        ------       ------      ------
INCOME FROMINVESTMENT OPERATIONS
   Net investment income ..............................     0.56        0.51          0.53         0.57        0.60
   Net realized and unrealized gain (loss)
     on investment transactions .......................     0.11       (0.59)         0.18         0.22        0.13
                                                          ------      ------        ------       ------      ------
Total from investment operations ......................     0.67       (0.08)         0.71         0.79        0.73
                                                          ------      ------        ------       ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............................    (0.56)      (0.51)        (0.53)       (0.57)      (0.60)
   Net realized gain from investment
     transactions .....................................       --       (0.05)           --        (0.09)         --
                                                          ------      ------        ------       ------      ------
Total distributions ...................................    (0.56)      (0.56)        (0.53)       (0.66)      (0.60)
                                                          ------      ------        ------       ------      ------
NET ASSET VALUE, END OF YEAR ..........................   $10.77      $10.66        $11.30       $11.12      $10.99
                                                          ======      ======        ======       ======      ======
TOTAL INVESTMENT RETURN ...............................     6.45%      (0.78)%        6.58%        7.49%       6.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ................................... $514,784    $622,896      $570,743     $361,461    $252,152
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) ......................     0.59%         --            --           --          --
   Ratio of expenses to average net assets
     (excluding expense limitations and
     including interest expense) ......................     0.59%       0.58%         0.58%        0.61%       0.61%
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) ......................     0.55%       0.55%         0.54%        0.54%       0.55%
   Ratio of net investment income to
     average net assets ...............................     5.25%       4.62%         4.71%        5.19%       5.50%
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) .....................................     5.21%       4.59%         4.68%        5.12%       5.44%
   Portfolio turnover rate ............................       29%         27%           42%          67%         66%

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional  Shares were renamed the Institutional
  Class.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       78

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

MUNICIPAL BOND -- INVESTMENT CLASS 1                                                                 FOR THE PERIOD
                                                                            FOR THE YEARS ENDED     JULY 30, 1997 2
                                                                                    OCTOBER 31,             THROUGH
                                                                 2000         1999         1998    OCTOBER 31, 1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $10.66       $11.30       $11.11              $11.11
                                                               ------       ------       ------              ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...................................     0.53         0.49         0.50                0.14
   Net realized and unrealized gain (loss)
     on investment transactions ............................     0.11        (0.59)        0.19                  --3
                                                               ------       ------       ------              ------
Total from investment operations ...........................     0.64        (0.10)        0.69                0.14
                                                               ------       ------       ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................    (0.53)       (0.49)       (0.50)              (0.14)
   Net realized gain from investment
     transactions ..........................................       --        (0.05)          --                  --
                                                               ------       ------       ------              ------
Total distributions ........................................    (0.53)       (0.54)       (0.50)              (0.14)
                                                               ------       ------       ------              ------
NET ASSET VALUE, END OF PERIOD .............................   $10.77       $10.66       $11.30              $11.11
                                                               ======       ======       ======              ======
TOTAL INVESTMENT RETURN ....................................     6.21%       (1.01)%       6.42%               1.22%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ................  $12,468       $7,172       $5,126                $192
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) ...........................     0.83%          --           --                  --
   Ratio of expenses to average net assets
     (excluding expense limitations and
     including interest expense) ...........................     0.83%        0.82%        0.85%               0.85%4
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) ...........................     0.80%        0.80%        0.79%               0.79%4
   Ratio of net investment income to
     average net assets ....................................     5.01%        4.33%        4.41%               4.95%4
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) ..........................................     4.98%        4.31%        4.35%               4.89%4
   Portfolio turnover rate .................................       29%          27%          42%                 67%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 Commencement of operations.
3 Less than $0.01.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       79

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 SHORT-TERM MUNICIPAL BOND -- INSTITUTIONAL CLASS 1
                                                                                 FOR THE YEARS ENDED OCTOBER 31,
                                                            2000        1999          1998         1997        1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...................    $10.11      $10.37        $10.28       $10.13      $10.13
                                                          ------      ------        ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............................      0.50        0.40          0.46         0.52        0.54
   Net realized and unrealized gain (loss)
     on investment transactions ......................      0.05       (0.26)         0.09         0.16        0.04
                                                          ------      ------        ------       ------      ------
Total from investment operations .....................      0.55        0.14          0.55         0.68        0.58
                                                          ------      ------        ------       ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................     (0.50)      (0.40)        (0.46)       (0.52)      (0.54)
   Net realized gain from investment
     transactions ....................................        --          --            --        (0.01)      (0.04)
                                                          ------      ------        ------       ------      ------
Total distributions ..................................     (0.50)      (0.40)        (0.46)       (0.53)      (0.58)
                                                          ------      ------        ------       ------      ------
NET ASSET VALUE, END OF YEAR .........................    $10.16      $10.11        $10.37       $10.28      $10.13
                                                          ======      ======        ======       ======      ======
TOTAL INVESTMENT RETURN ..............................      5.52%       1.33%         5.51%        6.93%       5.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ..................................  $192,357    $107,427       $54,369      $19,950      $9,132
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) .....................      0.71%         --            --           --          --
   Ratio of expenses to average net assets
     (excluding expense limitations and
     including interest expense) .....................      0.71%       0.80%         0.82%        1.02%       1.58%
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) .....................      0.55%       0.55%         0.55%        0.53%       0.53%
   Ratio of net investment income to
     average net assets ..............................      5.26%       3.92%         4.46%        5.14%       5.34%
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) ....................................      5.10%       3.67%         4.19%        4.65%       4.29%
   Portfolio turnover rate ...........................        52%         64%           28%          95%        129%

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional  Shares were renamed the Institutional
  Class.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 SHORT-TERM MUNICIPAL BOND -- INVESTMENT CLASS 1                                                 FOR THE PERIOD
                                                                         FOR THE YEARS       DECEMBER 3, 1997 2
                                                                     ENDED OCTOBER 31,                  THROUGH
                                                                     2000         1999         OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $10.11       $10.37                   $10.28
                                                                   ------       ------                   ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .......................................     0.47         0.37                     0.39
   Net realized and unrealized gain (loss)
     on investment transactions ................................     0.05        (0.26)                    0.09
                                                                   ------       ------                   ------
Total from investment operations ...............................     0.52         0.11                     0.48
                                                                   ------       ------                   ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................................    (0.47)       (0.37)                   (0.39)
   Net realized gain from investment
     transactions ..............................................       --           --                       --
                                                                   ------       ------                   ------
Total distributions ............................................    (0.47)       (0.37)                   (0.39)
                                                                   ------       ------                   ------
NET ASSET VALUE, END OF PERIOD .................................   $10.16       $10.11                   $10.37
                                                                   ======       ======                   ======
TOTAL INVESTMENT RETURN ........................................     5.24%        1.08%                    4.81%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................................     $192         $268                     $436
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) ...............................     0.96%          --                       --
   Ratio of expenses to average net assets
     (excluding expense limitations and
     including interest expense) ...............................     0.96%        1.00%                    1.02%3
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) ...............................     0.80%        0.80%                    0.80%3
   Ratio of net investment income to
     average net assets ........................................     4.78%        3.91%                    4.20%3
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) ..............................................     4.62%        3.71%                    3.98%3
   Portfolio turnover rate .....................................       52%          64%                      26%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       81

Domestic Fixed IncomeFunds
--------------------------------------------------------------------------------

 FIXED INCOME -- INSTITUTIONAL CLASS 1

                                                                                     FOR THE YEARS ENDED OCTOBER 31,
                                                           2000          1999         1998         1997         1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...................   $10.17        $10.88       $10.76       $10.51       $10.62
                                                         ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............................     0.67          0.64         0.65         0.68         0.68
   Net realized and unrealized gain (loss)
     on investment transactions ......................     0.07         (0.54)        0.20         0.25        (0.04)
                                                         ------        ------       ------       ------       ------
Total from investment operations .....................     0.74          0.10         0.85         0.93         0.64
                                                         ------        ------       ------       ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................    (0.67)        (0.64)       (0.65)       (0.68)       (0.68)
   Net realized gain from investment
     transactions ....................................       --         (0.17)       (0.08)          --        (0.07)
                                                         ------        ------       ------       ------       ------
Total distributions ..................................    (0.67)        (0.81)       (0.73)       (0.68)       (0.75)
                                                         ------        ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR .........................   $10.24        $10.17       $10.88       $10.76       $10.51
                                                         ======        ======       ======       ======       ======
Total investment return ..............................     7.55%         0.86%        8.25%        9.22%        6.27%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) .................................. $804,089    $1,258,869   $1,263,215   $1,103,121     $758,003
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) .....................     0.54%           --           --           --           --
   Ratio of expenses to average net assets
     (excluding expense limitations
     and including interest expense) .................     0.54%         0.55%        0.56%        0.60%        0.61%
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) .....................     0.54%         0.55%        0.55%        0.55%        0.55%
   Ratio of net investment income to
     average net assets ..............................     6.60%         6.08%        6.01%        6.50%        6.52%
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) ....................................     6.60%         6.08%        6.00%        6.45%        6.46%
   Portfolio turnover rate ...........................      116%          157%         122%         178%         176%

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional  Shares were renamed the Institutional
  Class.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       82

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 FIXED INCOME -- INVESTMENT CLASS 1                                                                   FOR THE PERIOD
                                                                               FOR THE YEARS     FEBRUARY 11, 1998 2
                                                                           ENDED OCTOBER 31,                 THROUGH
                                                                          2000          1999        OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............................    $10.17        $10.88                  $10.75
                                                                        ------        ------                  ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...........................................      0.59          0.61                    0.45
   Net realized and unrealized gain (loss)
     on investment transactions ....................................      0.07         (0.54)                   0.13
                                                                        ------        ------                  ------
Total from investment operations ...................................      0.66          0.07                    0.58
                                                                        ------        ------                  ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................................     (0.59)        (0.61)                  (0.45)
   Net realized gain from investment
     transactions ..................................................        --         (0.17)                     --
                                                                        ------        ------                  ------
Total distributions ................................................     (0.59)        (0.78)                  (0.45)
                                                                        ------        ------                  ------
NET ASSET VALUE, END OF PERIOD .....................................    $10.24        $10.17                  $10.88
                                                                        ======        ======                  ======
TOTAL INVESTMENT RETURN ............................................      7.19%         0.65%                   5.28%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................................................   $13,469        $7,389                  $1,533
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) ...................................      0.79%           --                      --
   Ratio of expenses to average net assets
     (excluding expense limitations
     and including interest expense) ...............................      0.79%         0.80%                   0.87%3
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) ...................................      0.79%         0.80%                   0.80%3
   Ratio of net investment income to
     average net assets ............................................      6.40%         5.86%                   5.77%3
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) ..................................................      6.40%         5.86%                   5.70%3
   Portfolio turnover rate .........................................       116%          157%                    122%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       83

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 SHORT-TERM FIXED INCOME -- INSTITUTIONAL CLASS 1
                                                                                 FOR THE YEARS ENDED OCTOBER 31,
                                                         2000        1999          1998         1997        1996

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ....................   $ 9.96      $10.13        $10.06       $10.00      $10.01
                                                          ------      ------        ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..............................     0.63        0.59          0.60         0.58        0.60
   Net realized and unrealized gain (loss)
     on investment transactions .......................     0.01       (0.14)         0.07         0.06       (0.01)
                                                          ------      ------        ------       ------      ------
Total from investment operations ......................     0.64        0.45          0.67         0.64        0.59
                                                          ------      ------        ------       ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............................    (0.63)      (0.60)        (0.60)       (0.58)      (0.60)
   Net realized gain from investment
     transactions .....................................       --       (0.02)           --           --          --
                                                          ------      ------        ------       ------      ------
Total distributions ...................................    (0.63)      (0.62)        (0.60)       (0.58)      (0.60)
                                                          ------      ------        ------       ------      ------
NET ASSET VALUE, END OF YEAR ..........................   $ 9.97      $ 9.96        $10.13       $10.06      $10.00
                                                          ======      ======        ======       ======      ======
TOTAL INVESTMENT RETURN ...............................     6.63%       4.49%         6.85%        6.61%       6.09%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ...................................  $34,476     $26,753       $20,201      $17,083      $6,751
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) ......................     0.87%         --            --           --          --
   Ratio of expenses to average net assets
     (excluding expense limitations
     and including interest expense) ..................     0.87%       1.29%         0.93%        1.09%       1.29%
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) ......................     0.55%       0.55%         0.55%        0.53%       0.53%
   Ratio of net investment income to
     average net assets ...............................     6.35%       6.03%         5.92%        5.77%       6.00%
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) .....................................     6.03%       5.29%         5.54%        5.21%       5.24%
   Portfolio turnover rate ............................       89%        142%           98%         186%        124%

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional  Shares were renamed the Institutional
  Class.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       84

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 HIGH YIELD BOND -- INSTITUTIONAL CLASS 1                                                            FOR THE PERIOD
                                                                             FOR THE YEARS         MARCH 16, 1998 2
                                                                          ENDED OCTOBER 31,                 THROUGH
                                                                           2000        1999        OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............................     $ 9.08       $ 8.71                 $10.00
                                                                         ------       ------                 ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...........................................       1.12         1.03                   0.54
   Net realized and unrealized gain (loss)
     on investments and foreign currencies .........................      (0.85)        0.37                  (1.29)
                                                                         ------       ------                 ------
Total from investment operations ...................................       0.27         1.40                  (0.75)
                                                                         ------       ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................................      (1.12)       (1.03)                 (0.54)
   Net realized gain from investment
     transactions ..................................................         --           --                     --
                                                                         ------       ------                 ------
Total distributions ................................................      (1.12)       (1.03)                 (0.54)
                                                                         ------       ------                 ------
NET ASSET VALUE, END OF PERIOD .....................................     $ 8.23       $ 9.08                 $ 8.71
                                                                         ======       ======                 ======
Total investment return ............................................       2.45%       16.54%                 (7.84)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................................................    $29,580     $318,247                $92,668
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) ...................................       0.68%          --                     --
   Ratio of expenses to average net assets
     (excluding expense limitations
     and including interest expense) ...............................       0.72%        0.75%                  0.82%3
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) ...................................       0.65%        0.65%                  0.65%3
   Ratio of net investment income to
     average net assets ............................................      12.29%       11.37%                  9.34%3
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) ..................................................      12.25%       11.27%                  9.17%3
   Portfolio turnover rate .........................................        151%         180%                   131%

--------------------------------------------------------------------------------
1 On February 28, 2000 the  Institutional Shares  were renamed the Institutional
  Class.
2 Commencement of operations.
3 Annualized.
THE HIGH YIELD BOND -- PREMIER CLASS COMMENCED OPERATIONS ON OCTOBER 31, 2000. THEREFORE, NO FINANCIAL HIGHLIGHTS ARE PRESENTED.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 HIGH YIELD BOND -- INVESTMENT CLASS 1                                                                FOR THE PERIOD
                                                                            FOR THE YEARS       SEPTEMBER 15, 1998 2
                                                                        ENDED OCTOBER 31,                    THROUGH
                                                                        2000         1999           OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................    $ 9.07       $ 8.71                     $10.28
                                                                      ------       ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................................      1.10         1.00                       0.11
   Net realized and unrealized gain (loss)
     on investments and foreign currencies .......................     (0.84)        0.36                      (1.57)
                                                                      ------       ------                     ------
Total from investment operations .................................      0.26         1.36                      (1.46)
                                                                      ------       ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................     (1.10)       (1.00)                     (0.11)
   Net realized gain from investment
     transactions ................................................        --           --                         --
                                                                      ------       ------                     ------
Total distributions ..............................................     (1.10)       (1.00)                     (0.11)
                                                                      ------       ------                     ------
NET ASSET VALUE, END OF PERIOD ...................................    $ 8.23       $ 9.07                     $ 8.71
                                                                      ======       ======                     ======
Total investment return ..........................................      2.34%       16.07%                      0.27%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..............................................    $3,128       $2,875                        $81
   Ratio of expenses to average net assets
     (including expense limitations and
     including interest expense) .................................      0.91%          --                         --
   Ratio of expenses to average net assets
     (excluding expense limitations
     and including interest expense) .............................      0.96%        1.00%                      1.05%3
   Ratio of expenses to average net assets
     (including expense limitations and
     excluding interest expense) .................................      0.90%        0.90%                      0.90%3
   Ratio of net investment income to
     average net assets ..........................................     12.96%       11.24%                     11.89%3
   Ratio of net investment income to
     average net assets (excluding expense
     limitations) ................................................     12.91%       11.14%                     11.74%3
   Portfolio turnover rate .......................................       151%         180%                       131%

--------------------------------------------------------------------------------
1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 Commencement of operations.
3 Annualized.
THE HIGH YIELD BOND -- PREMIER CLASS COMMENCED OPERATIONS ON OCTOBER 31, 2000. THEREFORE, NO FINANCIAL HIGHLIGHTS ARE PRESENTED.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to Municipal Bond, Short-Term Municipal Bond, Fixed Income, Short-Term Fixed Income and High Yield Bond (the "Funds"), each formerly Morgan Grenfell Funds. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. The Domestic Funds began operations and offering shares of beneficial interest in securities on the following dates:

                                                           COMMENCEMENT
FUND                                                      OF OPERATIONS
----                                                      -------------
Municipal Bond                                        December 13, 1991
Short-Term Municipal Bond                                 March 6, 1995
Fixed Income                                        September  18, 1992
Short-Term Fixed Income                                  March 13, 1995
High Yield Bond                                          March 16, 1998

B. VALUATION OF SECURITIES
The Funds' investments are valued each business day by independent pricing services approved by the Trustees. Other investments in High Yield Bond listed or traded on national stock exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Fund's assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which, with accrued interest, approximates fair market value. Securities for which quotations are not readily available are stated at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Each of the Funds earns income, net of expenses, daily on its investment. Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from the securities transactions are recorded on the identified cost basis.

D. DISTRIBUTIONS
It is each Fund's policy to declare dividends daily and pay them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed any capital loss carryforwards.

E. REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Funds' investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Funds' custodian, and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

Each Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

--------------------------------------------------------------------------------
                                       87

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. FORWARD FOREIGN CURRENCY CONTRACTS
The High Yield Bond Fund may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Fund's investments. The net US dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets andLiabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. SHORT SALE NOTE
The High Yield Bond Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged. This obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis.At October 31, 2000, the value of securities sold short amounted to $200,000, against which collateral of $658,531 was held.

H. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accord-ance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

I. CASH
Deposits held at Brown Brother's Harriman ("BBH"), the Fund's custodian, in a variable rate account are classified as cash. At October 31, 2000 the interest rate was 6.03%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

J. EXPENSES
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

K. NET ASSET VALUE PER SHARE
The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

L. CLASSES
Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

M. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management Inc. ("DeAM, Inc."), formerly Morgan Grenfell Inc. (the "Administrator"), an affiliate of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.12% based upon the average daily net assets of each Fund.

The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer

--------------------------------------------------------------------------------
                                        88

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

agent are paid by the Administrator and not the Fund. Effective November 22, 1999, the Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust, replacing DST Systems,Inc.

Under the Advisory agreement with the Trust, DeAM, Inc. serves as the Investment Advisor ("Advisor") for each Fund. Under the agreement, DeAM, Inc. receives on a monthly basis, a fee at an annual rate based on the average daily net assets of each Fund as follows:

                                                     ANNUAL
FUND                                                   FEES
----                                                 ------
Municipal Bond                                         0.40%
Short-Term Municipal Bond                              0.40%
Fixed Income                                           0.40%
Short-Term Fixed Income                                0.40%
High Yield Bond                                        0.50%

The Investment Advisor has contractually agreed to reduce its advisory fees and reimburse each Fund through February 28, 2002, to the extent necessary, to limit each Fund's operating expenses to a specified percentage of its average daily net assets as follows:

                    INSTITUTIONAL  INVESTMENT   PREMIER
FUND                       SHARES      SHARES    SHARES
----                -------------  ----------   -------
Municipal Bond              0.55%       0.80%        --
Short-Term
   Municipal Bond           0.55%       0.80%        --
Fixed Income                0.55%       0.80%        --
Short-Term
   Fixed Income             0.55%       0.80%        --
High Yield Bond             0.65%       0.90%      0.50%

Certain   officers  and/or  Trustees  of  the  Trust  are  affiliated  with  the
Administrator or the Advisor.

ICC Distributors, Inc. provides distribution services to the Fund.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

At October 31, 2000 the Funds were participants in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on February 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. During the year ended October 31, 2000, the participating Funds incurred commitment fees under the agreement which have been allocated to the participating funds based on their relative net assets. No amounts were drawn down or outstanding for these Funds under the credit facility for the year ended October 31, 2000. The following is a summary of borrowings made during the year ended October 31, 2000:

                                  WEIGHTED            WEIGHTED
                      MAXIMUM      AVERAGE             AVERAGE
                       AMOUNT      BALANCE  INTEREST  INTEREST
FUND                 BORROWED  OUTSTANDING      PAID      RATE
----                 --------  -----------  --------  --------
Municipal Bond    $18,733,600  $13,683,600   $ 3,945      5.28%
Short-Term
  Municipal Bond    3,800,000    3,800,000       539      5.20%
Fixed Income       14,620,000   14,620,000     3,097      7.75%
High Yield Bond    18,270,000    8,588,400    33,168      5.65%

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2000, were as follows:

FUND                              PURCHASES            SALES
----                              ---------         --------
Municipal Bond               $  151,488,641   $  266,766,772
Short-Term Municipal Bond       146,256,712       58,521,250
Fixed Income                  1,259,962,283    1,622,873,266
Short-Term Fixed Income          44,395,026       26,813,040
High Yield Bond                 499,854,728      510,682,513

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation were as follows on October 31, 2000:

                            TAX    UNREALIZED    UNREALIZED
FUND                       COST  APPRECIATION  DEPRECIATION
----                     ------  ------------  ------------
Municipal Bond     $524,337,785    $4,406,364   $ 9,199,579
Short-Term
  Municipal Bond    188,921,868       556,292       797,297
Fixed Income        810,229,328     8,184,060    13,170,097
Short-Term
  Fixed Income       34,511,653       115,166       178,057
High Yield Bond     326,039,715     3,286,159    35,897,198

--------------------------------------------------------------------------------
                                        89

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4 -- SHARES OF BENEFICIAL INTEREST
At October 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                                            MUNICIPAL BOND
               -----------------------------------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS SHARES                             INVESTMENT CLASS SHARES
               -------------------------------------------------------     -----------------------------------------------
                                  FOR THE                      FOR THE                     FOR THE                 FOR THE
                               YEAR ENDED                   YEAR ENDED                  YEAR ENDED              YEAR ENDED
                         OCTOBER 31, 2000             OCTOBER 31, 1999            OCTOBER 31, 2000        OCTOBER 31, 1999
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
                    SHARES         AMOUNT       SHARES          AMOUNT         SHARES       AMOUNT     SHARES       AMOUNT
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Sold            28,906,674   $307,700,344   24,412,161   $ 272,801,653      1,479,501 $ 15,767,665    618,354  $ 6,686,001
Reinvested       2,163,359     23,054,790    2,397,143      26,526,583         56,444      601,043     17,429      193,256
Redeemed       (41,680,031)  (442,751,352) (18,898,905)   (208,734,293)    (1,051,099) (11,145,258)  (416,594)  (4,605,682)
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Net increase
   (decrease)  (10,609,998) $(111,996,218)   7,910,399   $  90,593,943        484,846 $  5,223,450    219,189  $ 2,273,575
               ===========  =============  ===========   =============     ========== ============   ========  ===========

                                                                                                 SHORT-TERM MUNICIPAL BOND
               -----------------------------------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS SHARES                             INVESTMENT CLASS SHARES
               -------------------------------------------------------     -----------------------------------------------
                                  FOR THE                      FOR THE                     FOR THE                 FOR THE
                               YEAR ENDED                   YEAR ENDED                  YEAR ENDED              YEAR ENDED
                         OCTOBER 31, 2000             OCTOBER 31, 1999            OCTOBER 31, 2000        OCTOBER 31, 1999
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
                    SHARES         AMOUNT       SHARES          AMOUNT         SHARES       AMOUNT     SHARES       AMOUNT
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Sold            20,219,776  $ 205,663,032    9,833,188   $ 101,367,709         22,056    $ 223,437     26,418    $ 273,958
Reinvested         516,174      5,233,132      291,963       2,998,349          1,187       12,034        894        9,200
Redeemed       (12,431,358)  (125,891,365)  (4,747,479)    (48,879,321)       (30,798)    (312,579)   (42,899)    (444,705)
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Net increase
   (decrease)    8,304,592  $  85,004,799    5,377,672   $  55,486,737         (7,555)   $ (77,108)   (15,587)   $(161,547)
               ===========  =============  ===========   =============     ========== ============   ========  ===========


                                                                                                              FIXED INCOME
               -----------------------------------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS SHARES                             INVESTMENT CLASS SHARES
               -------------------------------------------------------     -----------------------------------------------
                                  FOR THE                      FOR THE                     FOR THE                 FOR THE
                               YEAR ENDED                   YEAR ENDED                  YEAR ENDED              YEAR ENDED
                         OCTOBER 31, 2000             OCTOBER 31, 1999            OCTOBER 31, 2000        OCTOBER 31, 1999
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
                    SHARES         AMOUNT       SHARES          AMOUNT         SHARES       AMOUNT     SHARES       AMOUNT
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Sold            17,889,596  $ 180,896,990   29,729,916   $ 311,505,932      1,230,749  $12,376,239    738,879  $ 7,637,574
Reinvested       5,243,652     52,858,974    7,332,710      77,243,309         58,579      591,381     19,205      212,423
Redeemed       (68,353,201)  (691,441,964) (29,391,506)   (308,695,051)      (699,840)  (7,042,548)  (172,515)  (1,796,349)
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Net increase
   (decrease)  (45,219,953) $(457,686,000)   7,671,120   $  80,054,190        589,488  $ 5,925,072    585,569  $ 6,053,648
               ===========  =============  ===========   =============     ========== ============   ========  ===========

--------------------------------------------------------------------------------
                                       90

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                                   SHORT-TERM FIXED INCOME
               -----------------------------------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS SHARES                             INVESTMENT CLASS SHARES
               -------------------------------------------------------     -----------------------------------------------
                                  FOR THE                      FOR THE                     FOR THE                 FOR THE
                               YEAR ENDED                   YEAR ENDED                  YEAR ENDED              YEAR ENDED
                         OCTOBER 31, 2000             OCTOBER 31, 1999            OCTOBER 31, 2000        OCTOBER 31, 1999
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
                    SHARES         AMOUNT       SHARES          AMOUNT         SHARES       AMOUNT     SHARES       AMOUNT
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Sold             6,881,989  $  68,270,962    1,781,956   $  17,885,934             --  $        --         --     $     --
Reinvested          39,870        395,880       30,765         305,266             --           --         --           --
Redeemed        (6,149,782)   (61,034,540)  (1,119,284)    (11,212,834)            --           --         --           --
               -----------  -------------  -----------   -------------     ----------  -----------   --------     --------
Net increase       772,077  $   7,632,302      693,437   $   6,978,366             --  $        --         --     $     --
               ===========  =============  ===========   =============     ==========  ===========   ========     ========

                                                                                                           HIGH YIELD BOND
               -----------------------------------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS SHARES                             INVESTMENT CLASS SHARES
               -------------------------------------------------------     -----------------------------------------------
                                  FOR THE                      FOR THE                     FOR THE                 FOR THE
                               YEAR ENDED                   YEAR ENDED                  YEAR ENDED              YEAR ENDED
                         OCTOBER 31, 2000             OCTOBER 31, 1999            OCTOBER 31, 2000        OCTOBER 31, 1999
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
                    SHARES         AMOUNT       SHARES          AMOUNT         SHARES       AMOUNT     SHARES       AMOUNT
               -----------  -------------  -----------   -------------     ---------- ------------   --------  -----------
Sold            10,717,231  $  97,331,373   25,505,970   $ 239,156,171      1,106,735 $ 10,304,730    806,586  $ 7,699,239
Reinvested       4,155,518     37,846,981    2,991,875      27,632,128         53,871      493,135     31,716      292,542
Redeemed       (46,330,540)  (393,600,057)  (4,080,947)    (37,397,182)    (1,097,345) (10,250,705)  (530,749)  (4,852,943)
               -----------  -------------  -----------   -------------     ----------  -----------   --------  -----------
Net increase
   (decrease)  (31,457,791) $(258,421,703)  24,416,898   $ 229,391,117         63,261 $    547,160    307,553  $ 3,138,838
               ===========  =============  ===========   =============     ==========  ===========   ========  ===========

                        HIGH YIELD BOND
                 ----------------------
                 PREMIER CLASS SHARES 1
                 ----------------------
                                FOR THE
                             YEAR ENDED
                       OCTOBER 31, 1999
                 --------   -----------
                   SHARES        AMOUNT
                 --------   -----------
Sold           33,128,694  $272,456,160
Reinvested             --            --
Redeemed               --            --
               ----------  ------------
Net increase   33,128,694  $272,456,160
               ==========  ============

--------------------------------------------------------------------------------
1 The High Yield Bond -- Premier Class began operations on October 31, 2000.

--------------------------------------------------------------------------------
                                       91

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 5 -- FORWARD FOREIGN CURRENCY CONTRACTS
High Yield may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

As of October 31, 2000, High Yield Bond Portfolio had the following open forward foreign currency contracts:

                                                                                                    NET UNREALIZED
                                                                                                      APPRECIATION
                                                                                       CONTRACT     (DEPRECIATION)
CONTRACTS                          IN EXCHANGE FOR         SETTLEMENT DATE          VALUE (US$)              (US$)
-------------------------------------------------------------------------------------------------------------------
CONTRACTS TO DELIVER
-------------------------------------------------------------------------------------------------------------------
Euro           210,654          US Dollar   $  181,773          11/1/00             $  178,782             $ 2,991
Euro         1,743,089          US Dollar    1,542,582         11/14/00              1,480,183              62,399
Euro         8,653,827          US Dollar    7,473,445         11/16/00              7,349,289             124,156
Euro            48,300          US Dollar       40,727         12/15/00                 41,075                (348)
Euro         1,219,611          US Dollar    1,071,794          1/11/01              1,038,458              33,336
Euro           282,922          US Dollar      245,407          1/11/01                240,899               4,508
Euro           586,950          US Dollar      496,489          1/11/01                499,768              (3,279)
Euro         2,080,214          US Dollar    1,757,781          1/11/01              1,771,233             (13,452)
Euro           258,501          US Dollar      217,089          1/11/01                220,105              (3,016)
Euro           195,138          US Dollar      162,492          1/15/01                166,182              (3,690)
Euro         3,058,162          US Dollar    2,546,837          1/19/01              2,604,820             (57,983)
Euro           345,000          US Dollar      291,335          1/19/01                293,858              (2,523)
-------------------------------------------------------------------------------------------------------------------
                                                                                         Total            $143,099
-------------------------------------------------------------------------------------------------------------------
CONTRACTS TO RECEIVE
-------------------------------------------------------------------------------------------------------------------
Euro            65,394          US Dollar   $   56,808          11/1/00             $   55,500           $  (1,308)
Euro           944,854          US Dollar      808,512         11/16/00                802,420              (6,092)
Euro           665,463          US Dollar      588,363         11/16/00                565,147             (23,216)
Euro           291,590          US Dollar      253,496         11/16/00                247,633              (5,863)
Euro           819,279          US Dollar      687,375         11/16/00                695,775               8,400
Euro           669,518          US Dollar      561,625          1/11/01                570,073               8,448
-------------------------------------------------------------------------------------------------------------------
                                                                                         Total           $ (19,631)
-------------------------------------------------------------------------------------------------------------------
                                                                 Total Unrealized Appreciation           $ 123,468
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6 -- CAPITAL LOSS CARRYFORWARDS
At October 31, 2000, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows in the chart below:

                                                               CAPITAL LOSS CARRYFORWARD
                                     NET                                 EXPIRATION YEAR
                            CAPITAL LOSS   ---------------------------------------------
FUND                        CARRYFORWARD    2005        2006          2007          2008
----                        ------------   -----       -----         -----         -----
Municipal Bond               $11,755,390  $   --   $      --     $  184,016  $11,571,374
Short-Term Municipal Bond      1,671,004   8,890      72,906         62,787    1,526,421
Fixed Income                  27,632,788      --          --      7,165,294   20,467,494
Short-Term Fixed Income           51,733      --          --         15,249       36,484
High Yield Bond               15,243,255      --   3,828,198      1,032,638   10,382,419

NOTE 7 -- CONCENTRATION OF RISKS
Municipal Bond and Short-Term Municipal Bond invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. Although Municipal Bond and Short-Term Municipal Bond maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

Fixed Income, Short-Term Fixed Income and High Yield Bond invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although Fixed Income, Short-Term Fixed Income and High Yield Bond maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.

Fixed  Income,   Short-Term  Fixed  Income  and  High  Yield  Bond  may  have  a concentration of their investments in financial companies.

High Yield Bond invests in securities rated below investment grade, which typically involve risks not associated with higher rated securities. Yield on high yield debt securities reflect, among other things, perceived credit risk.

NOTE 8 -- FUND REORGANIZATION
On August 19, 1999, the Board of Trustees adopted the following resolutions:

Approval of the tax-free transfer of substantially all of the assets of the Intermediate Tax-Free ("Tax-Free Fund"), an affiliate of the Trust, to Municipal Bond in exchange solely for the Institutional Class shares of beneficial interest of Municipal Bond and the assumption by Municipal Bond of all of the liabilities of Tax-Free Fund and the distribution of such shares of Municipal Bond to the shareholders of the Tax-Free Fund in liquidation of the Tax-Free Fund. The transfer took place on August 31, 2000 as a tax-free reorganization under the provisions of the Internal Revenue Code of 1986, as amended. Prior to the transfer, the Tax-Free Fund had net assets of $18,617,669, shares outstanding of 1,768,059, and a net asset value of $10.53. Municipal Bond Shares were issued at a conversion factor of 0.9741 shares for each Tax-Free Fund Share.

NOTE 9 -- NEW CLASS
On October 31, 2000 High Yield Bond launched a new share class, the Premier Class. The minimum initial investment for this Class is $5,000,000. The High Yield Bond Institutional Class transferred $272,365,853 and 33,128,694 shares into the High Yield Bond Premier Class at a net asset value of $8.22.

NOTE 10 -- SUBSEQUENT EVENTS
Effective December 1, 2000, High Yield Investment and High Yield Institutional Classes implemented a redemption fee of 2%, whereby shareholders in these two classes are charged a redemption fee of 2% if they subscribe to the class and redeem or transfer their shares within 180 days.

On December 8, 2000, High Yield Bond Premier Class had a redemption in kind take place for $101,000,000.

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                                       93

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Morgan Grenfell Investment
Trust and Shareholders of Fixed Income,
Short-Term Fixed Income, Municipal Bond,
Short-Term Municipa Bond, and High Yield Bond:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond, and High Yield Bond (five of the funds comprising Morgan Grenfell Investment Trust, hereafter referred to as the "Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2000


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For theYear Ended October 31, 2000

For the fiscal year ended October 31, 2000, 90.3% and 85.0% of the income distribution paid by MunicipalBond and Short-TermMunicipalBond, respectively, was derived from federal tax-exempt interest obligations.

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 2000 CALENDAR YEAR AFTER YEAR END.

Of the ordinary distributions made during the year ended October 31, 2000 the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Short-Term Fixed Income                            13.410%
Fixed Income                                       14.610%

--------------------------------------------------------------------------------
                                       94

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.


Municipal Bond                                                  CUSIP #61735K810
Short-Term Municipal Bond                                       CUSIP #61735K836
Fixed Income                                                    CUSIP #61735K794
Short-Term Fixed Income                                         CUSIP #61735K828
HighYield Bond                                                  CUSIP #61735K646
                                                                DOMFIANN (10/00)
Distributed by:
ICC Distributors, Inc.